Filed electronically with the Securities and Exchange Commission on
                               September 29, 2000

                                                               File No. 2-36238
                                                               File No. 811-2021

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                         /___/
                         Pre-Effective Amendment No. ___               /___/
                         Post-Effective Amendment No. 74               /_X_/
                                                      --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                /___/
                                Amendment No. 58                       /_X_/
                                              --


                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                ------------------------------------ -----------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2567
                                                           --------------

                                  John Millette
                        Scudder Kemper Investments, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/___/ Immediately upon filing pursuant to paragraph  (b)     /_X_/ On October I, 2000 pursuant to paragraph (b)
/___/ 60 days after filing pursuant to paragraph (a) (1)     /___/ On ________ pursuant to paragraph (a)(1)
/___/ 75 days after filing pursuant to paragraph (a) (2)     /___/ On ________ pursuant to paragraph (a) (2) of Rule 485.



If appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                            SCUDDER SECURITIES TRUST

                        Scudder 21st Century Growth Fund
                            Scudder Development Fund
                            Scudder Health Care Fund
                        Scudder Small Company Value Fund
                             Scudder Technology Fund

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

Scudder Large Company Growth Fund

Supplement to Prospectus of October 1, 2000

Scudder Large Company Growth Fund currently offers three classes of shares to provide investors with different purchase options: Class AARP shares, Class S shares and Class R shares. Class AARP shares and Class S shares are described in the prospectus; Class R shares are described in this supplement. Class R shares are designed for participants of certain employer-sponsored retirement plans. Class R shares currently are also available for purchase through certain financial intermediaries as well as third-party providers and other entities. Share certificates are not available for Class R shares.

The following information supplements each section of the prospectus as indicated:

The Fund's Track Record

As Class R shares do not have a full calendar year of performance, no past performance data is provided. However, the chart and table on page 8 of the prospectus show how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. Although Class S shares are not offered in this supplement, their annual returns would differ only to the extent that the classes have different expenses.

How Much Investors Pay
This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)                None
--------------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                       0.70%
--------------------------------------------------------------------------------
Service (12b-1) Fee                                                  0.25%
--------------------------------------------------------------------------------
Other Expenses*                                                      0.30%
                                                               -----------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.25%
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of the fund's Class R shares to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

       1 Year             3 Years            5 Years             10 Years
--------------------------------------------------------------------------------
        $127                $397               $686               $1,511
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

Dividends and other distributions that total $10 or less are automatically reinvested in shares of the same fund unless you request otherwise.

Financial Highlights

Class R Shares

--------------------------------------------------------------------------------
                                                                       2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $33.27
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (a)                                      (.29)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    9.98
                                                                       ---------
--------------------------------------------------------------------------------
  Total from investment operations 9.69 Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                   --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (.59)
                                                                       ---------
--------------------------------------------------------------------------------
  Total distributions                                                   (.59)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $42.37
                                                                       ---------
--------------------------------------------------------------------------------
Total Return (%)                                                       29.22**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    58
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.43(c)*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.42(c)*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                56*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period August 2, 1999 (commencement of Class R shares) to July 31, 2000.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.37% and 1.37%, respectively.

*    Annualized

**   Not annualized

How to Buy Shares

To open an account

Class R shares are available only through employer-sponsored retirement plans. Please consult your plan administrator or plan representative for more information on how to purchase shares.

To buy additional shares

Please consult your plan administrator or plan representative for more information on how to purchase shares.

How to Exchange or Sell Shares

To exchange shares

Shareholders of Class R shares may exchange their Class R shares only for shares of funds authorized for exchange by their plan. Please consult your plan administrator or plan representative for more information.

To sell shares

Please consult your plan administrator or plan representative for information.









October 1, 2000

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]


--------------------------------------------------------------------------------
U.S./EQUITY
--------------------------------------------------------------------------------

Class AARP and Class S Shares

Scudder 21st Century
Growth Fund

Scudder Large Company
Growth Fund

Scudder Development Fund











Prospectus

October 1, 2000

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

               How the funds work

                    2 Scudder 21st Century Growth Fund

                    6 Scudder Large Company Growth Fund

                   10 Scudder Development Fund

                   14 Other Policies and Risks

                   15 Who Manages and Oversees the Funds

                   19 Financial Highlights

               How to invest in the funds

                   24 How to Buy, Sell and Exchange
                      Class AARP Shares

                   26 How to Buy, Sell and Exchange
                      Class S Shares

                   28 Policies You Should Know About

                   33 Understanding Distributions and Taxes

How the funds work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers two classes of shares for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are available to all investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.scudder.com.

--------------------------------------------------------------------------------
ticker symbol | Class S       SCTGX       fund number | Class AARP  150
                                                      | Class S     050

Scudder 21st Century Growth Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the adviser believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Index (typically less than $2 billion in total market value).

Using extensive fundamental and field research, managers look for small companies, such as those in the Russell 2000 Index, that have low debt, exceptional management teams, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly-changing sectors of the economy, such as telecommunications, biotechnology and high tech.

Growth orientation. The managers primarily invest in companies that they believe offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

As companies in the portfolio exceed the market value of those in the Russell 2000 Index, the fund may continue to hold their stocks, but will generally not add to these holdings. The fund will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its exposure to a given industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

                      2 | Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
[ICON] This fund may appeal to investors who are looking for a fund that seeks out tomorrow's leaders and who can accept the risks of small-company investing.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Many technology companies are smaller companies which may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies in which the fund invests.

To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o    derivatives could produce disproportionate losses

o    growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

                      3 | Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/1999                                Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                  9.74                   3.55                   124.93
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  '97                     '98                    '99
--------------------------------------------------------------------------------

2000 Total Return as of June 30: 4.50%
Best Quarter: 46.60%, Q4 1999  Worst Quarter: -23.99%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                  1 Year             Since Inception
--------------------------------------------------------------------------------
Fund -- Class S*                  124.93                32.14**
--------------------------------------------------------------------------------
Index                              43.09                16.45***
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index, which consists of those stocks in the Russell 2000 Index that have a greater-than-average growth orientation.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

**   Since 9/9/1996.

***  Since 9/30/1996.

Total returns would have been lower if operating expenses hadn't been reduced.

                      4 | Scudder 21st Century Growth Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees, other than a redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than a year (as
a % of amount redeemed, if applicable)                         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                 0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                 0.69%
                                                            ------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                               1.44%
--------------------------------------------------------------------------------

Information in the table has been restated to reflect a new investment management fee rate.

* The adviser will cap expenses voluntarily at 1.20%. This cap may be terminated at any time at the option of the adviser.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

     1 Year           3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
      $147              $456             $787             $1,724
--------------------------------------------------------------------------------


                      5 | Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
ticker symbol | Class S       SCQGX       fund number | Class AARP  160
                                                      | Class S     060

Scudder Large Company Growth Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital by investing at least 65% of its total assets in large U.S. companies (those with a market value of $1 billion or more). These investments are primarily in common stocks, but may include preferred stocks and securities convertible into common stocks.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies with above-average growth of revenue or earnings relative to the overall market.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when its earnings growth appears less promising, when the company no longer qualifies as a large company, when the managers believe other investments offer better opportunities or in the course of adjusting its exposure to a given industry.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

                      6 | Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
[ICON] Investors with long-term goals who are looking for a fund with a growth-style approach to large-cap investing may want to consider this fund.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o    derivatives could produce disproportionate losses

o    growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

                      7 | Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/1999                                Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  6.66    -0.01      -1.34     32.50        18.22       32.80   33.23      35.05
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  `92    `93          `94      `95          `96         `97     `98       `99
--------------------------------------------------------------------------------

2000 Total Return as of June 30: 3.88%
Best Quarter: 28.07%, Q4 1999  Worst Quarter: -12.27%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                      1 Year        5 Years     Since Inception
--------------------------------------------------------------------------------
Fund -- Class S*                      35.05         30.21           20.54**
--------------------------------------------------------------------------------
Index                                 33.16         32.41           21.16***
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index, which consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

**   Since 5/15/1991.

***  Since 5/31/1991.

Total returns from the date of inception to 1992 would have been lower if operating expenses hadn't been reduced.

                      8 | Scudder Large Company Growth Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)          None
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                 0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                 0.30%
                                                            ------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                               1.00%
--------------------------------------------------------------------------------

*    Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

     1 Year           3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
     $102              $318             $552             $1,225
--------------------------------------------------------------------------------


                      9 | Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
ticker symbol | Class S       SCDVX       fund number | Class AARP   167
                                                      | Class S      067

Scudder Development Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. These investments are in equities of companies of any size, mainly common stocks. In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for companies that have strong finances, management and product franchises, good business prospects and strong competitive positioning, among other factors.

Growth orientation. The managers generally look for companies with above-average growth of revenue or earnings.

Top-down analysis. The managers consider the economic outlooks for various industries, looking for those that may benefit from changes in the overall business environment.

The managers intend to keep the fund's holdings diversified by industry and by company size, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry, such as technology, or size of company.

The fund will normally sell a stock when its earnings growth rate slows, when the managers believe other investments offer better opportunities, or in the course of adjusting its emphasis on a given industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------
OTHER INVESTMENTS

While most of its investments are U.S. securities, the fund may invest up to 20% of net assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

                          10 | Scudder Development Fund

--------------------------------------------------------------------------------
[ICON] This fund may be appropriate for investors with a long-term outlook who can accept the risks of a fund that takes a growth approach to choosing stocks.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry or a particular size of company, any factors affecting that industry or size of company could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods, and an economic downturn could hurt small and mid-size companies more than large ones.

Other factors that could affect performance include:

o    derivatives could produce disproportionate losses

o    growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

                          11 | Scudder Development Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/1999                                Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1.48    71.83     -1.82    8.84    -5.34    50.67    10.04    6.93   8.01  35.01
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  `90    `91     `92       `93     `94       `95    `96      `97    `98   `99
--------------------------------------------------------------------------------

2000 Total Return as of June 30: 6.22%
Best Quarter: 29.61%, Q4 1999       Worst Quarter: -24.33%, Q3 1990

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                            1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Fund -- Class S*             35.01           20.92           16.38
--------------------------------------------------------------------------------
Index                        21.03           28.54           18.19
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance. Each class is invested in the same portfolio.

                          12 | Scudder Development Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)          None
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                 0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                 0.45%
                                                            ------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                               1.30%
--------------------------------------------------------------------------------

*    Includes a fixed rate administrative fee of 0.45%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management fee rate.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

     1 Year           3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
      $132              $412             $713             $1,568
--------------------------------------------------------------------------------


                          13 | Scudder Development Fund

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o These funds may trade securities actively. This could raise transaction costs (thus lowering performance) and could mean higher taxable distributions.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

                          14 | Scudder Development Fund

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the funds, takes a team approach to asset management.
--------------------------------------------------------------------------------

Who Manages and Oversees the Funds

The investment adviser

The funds' investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

Scudder Kemper's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment adviser, Scudder Kemper receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.

Fund Name                                              Fee Paid
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund                        1.00%
--------------------------------------------------------------------------------
Scudder Large Company Growth Fund                       0.70%
--------------------------------------------------------------------------------
Scudder Development Fund                                0.98%
--------------------------------------------------------------------------------

Each fund has entered into a new investment management agreement with Scudder Kemper. This table describes the new fee rates for each fund.

--------------------------------------------------------------------------------
Investment Management Fee
--------------------------------------------------------------------------------

Average Daily Net Assets                                     Fee Rate
--------------------------------------------------------------------------------

Scudder 21st Century Growth Fund
--------------------------------------------------------------------------------
first $500 million                                             0.75%
--------------------------------------------------------------------------------
next $500 million                                              0.70%
--------------------------------------------------------------------------------
more than $1 billion                                           0.65%
--------------------------------------------------------------------------------

Scudder Large Company Growth Fund
--------------------------------------------------------------------------------
first $1.5 billion                                             0.70%
--------------------------------------------------------------------------------
next $500 million                                              0.65%
--------------------------------------------------------------------------------
more than $2 billion                                           0.60%
--------------------------------------------------------------------------------

Scudder Development Fund
--------------------------------------------------------------------------------
first $1 billion                                               0.85%
--------------------------------------------------------------------------------
next $500 million                                              0.80%
--------------------------------------------------------------------------------
more than $1.5 billion                                         0.75%
--------------------------------------------------------------------------------

Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder 21st Century                          Scudder Development Fund
Growth Fund
                                                Sewall F. Hodges
  Peter Chin                                    Lead Portfolio Manager
  Lead Portfolio Manager                         o Began investment career in
   o Began investment career in 1969               1978
   o Joined the adviser in 1973                  o Joined the adviser in 1995
   o Joined the fund team in 1996                o Joined the fund team in 1999

  Roy C. McKay                                  Jesus C. Cabrera
   o Began investment career in 1968             o Began investment career in
   o Joined the adviser in 1988                    1989
   o Joined the fund team in 1996                o Joined the adviser in 1999
                                                 o Joined the fund team in 1999
Scudder Large Company Growth Fund

  Valerie F. Malter
  Lead Portfolio Manager
   o Began investment career in 1985
   o Joined the adviser in 1995
   o Joined the fund team in 1998

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that each fund is managed in the best interests of its shareholders.

The following people comprise each fund's Board.

Linda C. Coughlin                      Joan E. Spero
 o Managing Director, Scudder           o President, Doris Duke
   Kemper Investments, Inc.               Charitable Foundation
 o President of each fund
                                        Jean Gleason Stromberg
Henry P. Becton, Jr.                    o Consultant
 o President, WGBH Educational
   Foundation                          Jean C. Tempel
                                        o Managing Director, First
Dawn-Marie Driscoll                       Light Capital, LLC (venture
 o Executive Fellow, Center for           capital firm)
   Business Ethics, Bentley College
 o President, Driscoll Associates      Steven Zaleznick
   (consulting firm)                    o President and Chief
                                          Executive Officer, AARP
Edgar Fiedler                             Services, Inc.
 o Senior Fellow and Economic
   Counsellor, The Conference
   Board, Inc. (a not-for-profit
   business research organization)

Keith R. Fox
  o General Partner, The Exeter
   Group of Funds

Financial Highlights

These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Effective October 2, 2000, existing shares of Scudder Large Company Growth Fund and Scudder Development Fund are redesignated as Class S shares. Effective May 1, 2000, existing shares of Scudder 21st Century Growth Fund were redesignated as Class S shares.

Class AARP shares are available beginning October 2, 2000. There is no financial data for these shares as of the date of this prospectus.

Scudder 21st Century Growth Fund-- Class S (a)

-------------------------------------------------------------------------------------
                                              2000(b)    1999(c)   1998(d)  1997(e)
-------------------------------------------------------------------------------------
Net asset value, beginning of period         $18.48    $10.15      $13.11  $12.00
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss) (f)             (.31)     (.19)       (.19)   (.15)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                      9.87      8.51       (2.78)   1.25
                                             ----------------------------------------
-------------------------------------------------------------------------------------
  Total from investment operations             9.56      8.32       (2.97)   1.10
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                 (.82)        --         --      --
-------------------------------------------------------------------------------------
Redemption fees                                 .03       .01         .01     .01
-------------------------------------------------------------------------------------
Net asset value, end of period               $27.25    $18.48      $10.15  $13.11
                                             ----------------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (g)                          51.52     82.07(h)** (22.58)   9.25(h)**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          352        72         27       23
-------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                            1.74(i)   2.22*       2.17    3.52*
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                            1.55(i)   1.75*       1.75    1.75*
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (1.10)    (1.42)*    (1.38)   (1.27)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     135       148*       120       92*
-------------------------------------------------------------------------------------

(a) On May 1, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)  For the year ended July 31, 2000.

(c) For the eleven months ended July 31, 1999. On September 16, 1998, the Trustees of the Fund changed the fiscal year end to July 31 from August 31.

(d)  For the year ended August 31, 1998.

(e) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(f)  Based on monthly average shares outstanding during the period.

(g)  Total returns would have been lower had certain expenses not been reduced.

(h) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.51%, respectively (see Financial Statements).

*    Annualized

**   Not annualized

Scudder Large Company Growth Fund-- Class S

------------------------------------------------------------------------------------------------
                              2000(a)(b)  1999(a)(c)  1998(a)(d)  1997(a)(d)  1996(a)(d )1995(d)
------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                     $33.35      $28.17     $25.10      $21.19      $18.44     $16.17
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------
  Net investment income (loss)  (.21)       (.11)      (.02)       (.01)        .08        .11
------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  9.91        7.00       4.55        5.69        3.41       3.40
                              ------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Total from investment         9.70        6.89       4.53        5.68        3.49       3.51
  operations
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
  Net investment income           --          --         --          --        (.14)      (.15)
------------------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       (.59)      (1.71)     (1.46)      (1.77)       (.60)     (1.09)
                              ------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Total distributions           (.59)      (1.71)     (1.46)      (1.77)       (.74)     (1.24)
------------------------------------------------------------------------------------------------
Net asset value, end
of period                     $42.46      $33.35     $28.17      $25.10      $21.19     $18.44
                              ------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Total Return (%)               29.15       24.83**    18.86       28.84       19.49      23.78
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   1,415         829        502         288         221        173
------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          1.21(e)     1.23*      1.19        1.21        1.07       1.17
------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          1.21(e)     1.23*      1.19        1.21        1.07       1.17
------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)               (.53)       (.46)*     (.06)       (.05)        .41        .71
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)       56          63*        54          68          69         92
------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the year ended July 31, 2000.

(c) For the nine months ended July 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from October 31 to July 31.

(d)  For the year ended October 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.17% and 1.17%, respectively (see Financial Statements).

*    Annualized

**   Not annualized

Scudder Development Fund -- Class S

-------------------------------------------------------------------------------------
                                  2000(b) 1999(c)  1999(d)  1998(d)  1997(d) 1996(d)
-------------------------------------------------------------------------------------
Net asset value, beginning of
period                           $40.26   $42.06   $41.67  $39.02   $45.56   $37.35
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)
  (a)                              (.42)    (.04)    (.35)   (.41)    (.40)    (.38)
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    11.58    (1.76)    4.49    6.94    (1.66)   12.79
                                 ----------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                      11.16    (1.80)    4.14    6.53    (2.06)   12.41
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
Net realized gains on investment
transactions                      (6.50)      --    (3.75)  (3.88)   (4.48)   (4.20)
                                 ----------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions             (6.50)      --    (3.75)  (3.88)   (4.48)   (4.20)
-------------------------------------------------------------------------------------
Net asset value, end of period   $44.92   $40.26   $42.06  $41.67   $39.02   $45.56
                                 ----------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                  29.22    (4.33)** 11.65   17.86    (4.93)   35.26
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        827      716     775      845      862    1,040
-------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                   1.41(f)   1.52*    1.51     1.41     1.36     1.24
-------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                   1.40(f)   1.52*    1.51     1.41     1.36     1.24
-------------------------------------------------------------------------------------
Ratio of net investment income    (.95)   (1.09)*  (.94)     (.99)   (1.02)    (.91)
(loss) (%)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)         100       4*   97(e)       52       52       59
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the year ended July 31, 2000.

(c) For the one month ended July 31, 1999. On June 7, 1999, the Trustees of the Fund changed the fiscal year end from June 30 to July 31.

(d)  For the year ended June 30.

(e) The change in the investment objective during the period resulted in a higher portfolio turnover rate.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively (see Financial Statements).

*    Annualized

**   Not annualized

How to invest in the funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

------------------------------------------------------------------------------------
Class AARP        First investment                 Additional investments
------------------------------------------------------------------------------------
                   $1,000 or more for regular      $50 or more with an Automatic
                   accounts                        Investment Plan, Payroll
                   $500 or more for IRAs           Deduction or Direct Deposit
------------------------------------------------------------------------------------
By mail           o  For enrollment forms, call    Send a personalized investment
                     1-800-253-2277                slip or short note that
                  o  Fill out and sign an          includes:
                     enrollment form               o  fund and class name
                  o  Send it to us at the          o  account number
                     appropriate address, along    o  check payable to "The AARP
                     with an investment check         Investment Program"
------------------------------------------------------------------------------------
By wire           o  Call 1-800-253-2277 for       o  Call 1-800-253-2277 for
                     instructions                     instructions
------------------------------------------------------------------------------------
By phone          --                               o  Call 1-800-253-2277 for
                                                      instructions
------------------------------------------------------------------------------------
With an automatic o  Fill in the information       o  To set up regular investments
investment plan      required on your enrollment      from a bank checking account,
                     form and include a voided        call 1-800-253-2277 (minimum
                     check                            $50)
------------------------------------------------------------------------------------
Payroll Deduction o  Select either of these        o  Once you specify a dollar
or Direct Deposit    options on your enrollment       amount (minimum $50),
                     form and submit it. You will     investments are automatic.
                     receive further instructions
                     by mail.
------------------------------------------------------------------------------------
Using QuickBuy    --                               o  Call 1-800-253-2277
------------------------------------------------------------------------------------
On the Internet   o  Go to "services and forms--   o  Call 1-800-253-2277 to ensure
                     How to Open an Account" at       you have electronic services
                     aarp.scudder.com              o  Register at aarp.scudder.com
                  o  Print out a prospectus and an o  Follow the instructions for
                     enrollment form                  buying shares with money from
                  o  Complete and return the          your bank account
                     enrollment form with your
                     check
------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
[ICON]     Regular mail:
           The AARP Investment Program, PO Box 2540, Boston, MA 02208-2540

           Express, registered or certified mail:
           The AARP Investment Program, 66 Brooks Drive, Braintree, MA
           02184-3839

           Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.


------------------------------------------------------------------------------------
Class AARP         Exchanging into another fund     Selling shares
------------------------------------------------------------------------------------
                   $1,000 or more to open a new     Some transactions, including
                   account ($500 or more for IRAs)  most for over $100,000, can only be ordered in writing; if
                                                    you're in doubt, see page 30
------------------------------------------------------------------------------------
By phone           o  Call 1-800-253-2277 for       o  Call 1-800-253-2277 for
                      instructions                     instructions
------------------------------------------------------------------------------------
Using Easy-Access  o  Call 1-800- 631-4636 and      o  Call 1-800-631-4636 and
Line                  follow the instructions          follow the instructions
------------------------------------------------------------------------------------
By mail or fax     Your instructions should         Your instructions should
(see previous      include:                         include:
page)
                   o  your account number           o  your account number

                   o  names of the funds, class and o  names of the funds, class
                      number of shares or dollar       number of shares or dollar
                      amount you want to exchange      amount you want to redeem
------------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from an account,
                                                       call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-253-2277
------------------------------------------------------------------------------------
On the Internet    o  Register at aarp.scudder.com  --

                   o  Go to "services and forms"

                   o  Follow the instructions for
                      making on-line exchanges
------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------
Services For Class AARP Investors
---------------------------------------------------------------------------------------
To reach us:      o  Web site aarp.scudder.com

                  o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m. EST

                  o  Confidential fax line 1-800-821-6234, always open

                  o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Services for      o  AARP Lump Sum Service For planning and setting up a lump
participants:        sum distribution.

                  o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs.

                  o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress.

                  o  For more information, please call 1-800-253-2277.
---------------------------------------------------------------------------------------

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

------------------------------------------------------------------------------------
Class S            First investment                 Additional investments
------------------------------------------------------------------------------------
                   $2,500 or more for regular       $100 or more for regular
                   accounts                         accounts

                   $1,000 or more for IRAs          $50 or more for IRAs

                                                    $50 or more with an Automatic
                                                    Investment Plan
------------------------------------------------------------------------------------
By mail or         o  Fill out and sign an          Send a Scudder investment slip
express               application                   or short note that includes:
(see below)
                   o  Send it to us at the          o  fund and class name
                      appropriate address, along
                      with an investment check      o  account number

                                                    o  check payable to "The Scudder
                                                       Funds"
------------------------------------------------------------------------------------
By wire            o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                      instructions                     instructions
------------------------------------------------------------------------------------
By phone           --                               o  Call 1-800-SCUDDER for
                                                       instructions
------------------------------------------------------------------------------------
With an automatic  o  Fill in the information on    o  To set up regular investments
investment plan       your application and include     from a bank checking account,
                      a voided check                   call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using QuickBuy     --                               o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------
On the Internet    o  Go to "funds and prices" at   o  Call 1-800-SCUDDER to ensure
                      www.scudder.com                  you have electronic services

                   o  Print out a prospectus and a  o  Register at www.scudder.com new account application
                                                    o  Follow the instructions for
                   o  Complete and return the          buying shares with money from
                      application with your check      your bank account
------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[ICON]       Regular mail:
             The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

             Express, registered or certified mail:
             The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

             Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

------------------------------------------------------------------------------------
Class S            Exchanging into another fund     Selling shares
------------------------------------------------------------------------------------
                   $2,500 or more to open a new     Some transactions, including
                   account ($1,000 or more for      most for over $100,000, can
                   IRAs)                            only be ordered in writing; if
                                                    you're in doubt, see page 30
                   $100 or more for exchanges
                   between existing accounts
------------------------------------------------------------------------------------
By phone or wire   o Call 1-800-SCUDDER for         o  Call 1-800-SCUDDER for
                     instructions                      instructions
------------------------------------------------------------------------------------
Using SAIL(TM)     o Call 1-800-343-2890 and        o  Call 1-800-343-2890 and
                     follow the instructions           follow the instructions
------------------------------------------------------------------------------------
By mail,           Your instructions should         Your instructions should
express or fax     include:                         include:
(see previous
page)              o the fund, class, and account   o  the fund, class and account
                     number you're exchanging out of   number from which you want to
                                                       sell shares
                   o the dollar amount or number
                     of shares you want to exchange o  the dollar amount or number of shares you want to sell
                   o the name and class of the
                     fund you want to exchange into o  your name(s), signature(s)
                                                       and address, as they appear
                   o your name(s), signature(s),       on your account
                     and address, as they appear on
                     your account                   o  a daytime telephone number

                   o a daytime telephone number
------------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from a Scudder
                                                       account, call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------
On the Internet    o Register at www.scudder.com    --

                   o Follow the instructions for
                     making on-line exchanges
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the funds' Class AARP and Class S Shares. Scudder 21st Century Growth Fund and Scudder Large Company Growth Fund each have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or www.scudder.com (Class S).
--------------------------------------------------------------------------------

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Investment Program Automated Information
Line, at 1-800-631-4636
--------------------------------------------------------------------------------

For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The funds can only accept wires of $100 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the funds calculate share prices

For each share class, the price at which you buy shares is its net asset value per share, or NAV. To calculate NAV, each share class of each fund uses the following equation:


      TOTAL ASSETS - TOTAL LIABILITIES
     ----------------------------------     = NAV
     TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares of Scudder 21st Century Growth Fund is also the fund's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts, as discussed in the Statement of Additional Information, may be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the funds don't price their shares.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o for Class AARP and Class S shareholders, close your account and send you the proceeds if your balance falls below $1,000; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Scudder 21st Century Growth Fund and Scudder Development Fund intend to pay dividends and distributions to their shareholders in November or December, and Scudder Large Company Growth Fund in December; if necessary each may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from the fund
--------------------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

 Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC. If you're a shareholder and have questions, please contact Scudder (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

AARP Investment
Program from Scudder        Scudder Funds        SEC

PO Box 2540                 PO Box 2291          450 Fifth Street, N.W.
Boston, MA                  Boston, MA           Washington, D.C.
02208-2540                  02107-2291           20549-0102

1-800-253-2277              1-800-SCUDDER        1-202-942-8090

aarp.scudder.com            www.scudder.com      www.sec.gov

Fund                                                  SEC File Number
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Scudder 21st Century Growth Fund                      811-2021
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Scudder Large Company Growth Fund                     811-43
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Scudder Development Fund                              811-2021
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                        SCUDDER 21st CENTURY GROWTH FUND

                      A series of Scudder Securities Trust


                              A Mutual Fund Seeking
                 Long-Term Growth of Capital Through Investment
             Primarily in Common Stocks of Emerging Growth Companies
        The Adviser Believes Are Poised to be Leaders in the 21st Century


                        SCUDDER LARGE COMPANY GROWTH FUND

                          A series of Investment Trust


                        A Diversified Mutual Fund Seeking
                 Long-Term Growth of Capital through Investment
               Primarily in Common Stocks of Large U.S. Companies


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                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2000

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This Statement of Additional Information is not a prospectus, and should be read in conjunction with the combined prospectus of Scudder 21st Century Growth Fund and Scudder Large Company Growth Fund dated October 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


The Annual Report to Shareholders of each Fund dated July 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. These may also be obtained without charge by calling 1-800-SCUDDER.

                                TABLE OF CONTENTS
                                                                            Page


THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES ...............................  1
      General Investment Objective and Policies of Scudder 21st
        Century Growth Fund .................................................  1
      Special Considerations ................................................  2
      Investment Policies and Techniques Common to each Fund ................  5
      Investment Restrictions ............................................... 17

PURCHASES ................................................................... 18
      Additional Information About Opening an Account ....................... 18
      Additional Information About Making Subsequent Investments ............ 19
      Minimum Balances ...................................................... 19
      Additional Information About Making Subsequent Investments By Quickbuy. 19
      Checks ................................................................ 20
      Wire Transfer of Federal Funds ........................................ 20
      Share Price ........................................................... 21
      Share Certificates .................................................... 21
      Other Information ..................................................... 21

EXCHANGES AND REDEMPTIONS ................................................... 21
      Exchanges ............................................................. 21
      Special Redemption and Exchange Information - Scudder 21st
        Century Growth Fund ................................................. 21
      Redemption By Telephone ............................................... 22
      Redemption By Quicksell ............................................... 23
      Redemption By Mail Or Fax ............................................. 24
      Redemption-in-Kind .................................................... 24
      Other Information ..................................................... 24

FEATURES AND SERVICES OFFERED BY THE FUND ................................... 25
      The No-Load Concept ................................................... 25
      Internet Access ....................................................... 25
      Dividends and Capital Gains Distribution Options ...................... 26
      Transaction Summaries ................................................. 26

THE SCUDDER FAMILY OF FUNDS ................................................. 26

SPECIAL PLAN ACCOUNTS ....................................................... 29
      Scudder Retirement Plans: Profit-Sharing and Money Purchase ........... 29
      Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations
        and Self-Employed Individuals ....................................... 30
      Scudder IRA: Individual Retirement Account ............................ 30
      Scudder Roth IRA: Individual Retirement Account ....................... 30
      Scudder 403(b) Plan ................................................... 31
      Automatic Withdrawal Plan ............................................. 31
      Group or Salary Deduction Plan ........................................ 31
      Automatic Investment Plan ............................................. 31
      Uniform Transfers/Gifts to Minors Act ................................. 32

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ................................... 34

PERFORMANCE INFORMATION ..................................................... 34
      Average Annual Total Return ........................................... 34
      Cumulative Total Return ............................................... 35
      Total Return .......................................................... 36
      Comparison of Fund Performance ........................................ 36

FUND ORGANIZATION ........................................................... 37

INVESTMENT ADVISER .......................................................... 38
      AMA InvestmentLink(SM) Program ........................................ 42
      Code of Ethics ........................................................ 42

                                                                            Page


TRUSTEES AND OFFICERS FOR EACH TRUST ........................................ 42

REMUNERATION ................................................................ 46
      Responsibilities of the Board-- Board and Committee Meetings .......... 46
      Compensation of Officers and Trustees ................................. 46

DISTRIBUTOR ................................................................. 47
      Administrative Fee .................................................... 48

TAXES ....................................................................... 49

PORTFOLIO TRANSACTIONS ...................................................... 52
      Brokerage Commissions ................................................. 52
      Portfolio Turnover .................................................... 54

NET ASSET VALUE ............................................................. 54

ADDITIONAL INFORMATION ...................................................... 55
      Experts ............................................................... 55
      Shareholder Indemnification ........................................... 56
      Other Information ..................................................... 56

ADDITIONAL INFORMATION FOR LARGE COMPANY GROWTH FUND ........................ 57

FINANCIAL STATEMENTS ........................................................ 58

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

      Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their then current financial position and needs. The net asset value of a Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there can be no assurance that a Fund's objective will be met.


      Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. The combined prospectus and this Statement of Additional Information for Scudder 21st Century Growth Fund and Scudder Large Company Growth Fund each offer two classes of shares to provide investors with different purchase options. The two classes are: Class S and Class AARP. Each class has its own important features and policies. On October 2, 2000, shares outstanding of Scudder 21st Century Growth Fund and Scudder Large Company Growth Fund were redesignated as Class S shares of their respective funds. Shares of Class AARP are especially designed for members of the American Association of Retired Persons ("AARP").

      Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for each Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

      Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.


General Investment Objective and Policies of Scudder 21st Century Growth Fund

      Scudder 21st Century Growth Fund (the "21st Century Growth Fund") is a diversified series of Scudder Securities Trust.


      21st Century Growth Fund pursues long-term growth of capital by investing in emerging growth companies that the Adviser believes are poised to be leaders in the new century. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.


      Due to the business characteristics and risks of emerging growth companies, the Fund's share price can experience periods of volatility. As a result, the Fund should be considered a long-term investment and only one part of a well-diversified personal investment portfolio. To encourage a long-term holding period and to facilitate portfolio management, a 1% redemption and exchange fee, described in greater detail below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

      21st Century Growth Fund normally invests at least 80% of its total assets in common stocks. Companies in which the fund invests generally are similar in size to those included in the Russell 2000(R) Index -- a widely used benchmark of small stock performance. The Adviser believes these companies are well-positioned for above-average earnings growth and greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior into the 21st century. The above-average earnings growth potential and greater market recognition expected are factors believed to offer significant opportunity for capital appreciation, and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


      To help reduce risk in its search for emerging growth companies, the Adviser allocates the Fund's investments among many companies and different industries in the U. S. and, where opportunity warrants, abroad as well. The Adviser seeks companies that, in the Adviser's opinion, have excellent management , clean balance sheets, conservative accounting, and either a commanding position in a growing market or the real possibility of building a commanding position as the 21st century approaches. Emerging growth companies are those that have, in the Adviser's opinion, potential earnings growth of at least 15% per annum. In selecting specific industries and companies for investment, the Adviser will make full use of its extensive fundamental and field research capabilities in taking into account such other factors as overall growth prospects and financial condition, competitive situation, technology, research and development activities, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation facing a company, and quality and experience of management.

      For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Fund may hold without limit, cash, high grade debt securities, without equity features, which are rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P, or, if unrated, are deemed by the Adviser to be of equivalent quality. The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. . The Investment Company Act of 1940, as amended (the "1940 Act") requires borrowings to have 300% asset coverage. The Fund may also enter into reverse repurchase agreements


      In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation on such stocks is likely to equal or exceed that of common stocks over a selected time.

      The Fund may enter into repurchase agreements and may engage in strategic transactions. More information about these investment techniques is provided under "Specialized Investment Techniques."

      21st Century Growth Fund offers participation in the potential growth of emerging growth companies that may be destined to become leading companies in the new century. The Fund offers the benefit of professional management to identify investments in emerging growth companies with the greatest potential, in the Adviser's opinion, to have a profound and positive impact on the lives of consumers and businesses as we enter the new century. The Adviser anticipates finding these companies in many rapidly changing sectors of the economy. Examples include innovative retailing concepts, the on-going U.S. transition to an increasingly service-based economy, advances in health care in areas such as biotechnology, and the tremendous, rapid advances occurring in communications, computing, software and technology generally. In return for accepting above-average market risk, investors gain access to a broadly diversified portfolio designed for above-average capital appreciation compared to that available from larger companies such as those in the S&P 500 Stock Index.


Special Considerations


Historical small stock performance. While, historically, small company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

      Also, because small companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


Defining "emerging growth" companies. The Adviser's model of the corporate life cycle begins with investment of venture capital, and proceeds to an 'emerging growth' stage. An 'emerging growth' company is publicly traded, with a market value of at least $50 million. Emerging growth companies are part of the 'small stock universe' as described above. Emerging growth companies grow into 'established growth' companies with market values exceeding $500 million. Companies become mature over time as growth slows and market capitalizations grow beyond $1 billion.


IPO risk: Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


Depositary Receipts. The Fund may invest indirectly in securities of emerging market country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities, subject to the Fund's restrictions on investments in illiquid securities.




      The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be in good standing. The value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.




When-Issued and Forward Delivery Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.


General Investment Objectives and Policies of Scudder Large Company Growth Fund


      Scudder Large Company Growth Fund (the "Large Company Growth Fund"), a diversified series of Investment Trust, seeks to provide long-term growth of capital. It does this by investing at least 65% of its total assets in equities of large U.S. companies (those with a market value of $1 billion or more). Although current income is an incidental consideration, many of the Fund's securities should provide regular dividends which are expected to grow over time. The Fund offers an additional class of Shares: Class R shares. This Statement of Additional Information applies only to the Class S and Class AARP shares.


      The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, rights and warrants of companies which offer, the Fund's management believes, the prospect for above-average growth in earnings, cash flow or assets relative to the overall market. The prospect for above-average growth in assets is evaluated in terms of the potential future earnings such growth in assets can produce.

      The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments.

Investments. Large Company Growth Fund invests primarily in equity securities issued by large-sized domestic companies that offer, the Fund's management believes, above-average appreciation potential. In seeking such investments, the Adviser invests in companies with the following characteristics:

      o companies that have exhibited above-average growth rates over an extended period with prospects for maintaining greater than average rates of growth in earnings, cash flow or assets in the future;

      o companies that are in a strong financial position with high credit standings and profitability;

      o companies with important business franchises, leading products or dominant marketing and distribution systems;

      o     companies guided by experienced, motivated management; or

      o companies selling at attractive prices relative to potential growth in earnings, cash flow or assets.

      The Adviser uses qualitative research techniques to identify companies that have above-average quality and growth characteristics and that are deemed to be selling at attractive market valuations. In-depth fundamental research is used to evaluate various aspects of corporate performance, with a particular focus on consistency of results, long-term growth prospects and financial strength. From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict for how long such alternate strategies may be utilized. The Fund also may invest in foreign securities, repurchase agreements, and may engage in strategic transactions.

Quality. Large Company Growth Fund invests at least 65% of its total assets in the equity securities of large U.S. growth companies, i.e., those with total market capitalization of $1 billion or more. The Fund looks for companies with above-average financial quality. When assessing financial quality, the Adviser weighs four elements of business risk. These factors are the Adviser's assessment of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

Investment Policies and Techniques Common to each Fund

Master/feeder structure. The Board of Trustees for each Fund has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Foreign Securities. While the Funds generally emphasize investments in companies domiciled in the U.S., they may invest in listed and unlisted foreign securities of the same types as the domestic securities in which the Fund may invest, when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Funds. However, 21st Century Growth Fund has no current intention of investing more than 20% of its net assets in foreign securities.


      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S., and at times volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

      Investments in foreign securities usually are denominated currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through strategic transactions involving currencies.

      To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of the stock markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.


Common stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


      For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Convertible Securities. Each Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which a Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

      Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve each Fund's objective of long-term capital appreciation, each Fund may invest in debt securities including bonds of private issuers, bonds of foreign governments and supranational organizations. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. Each Fund may purchase high quality bonds, rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase. Some repurchase commitment transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.


      For purposes of the 1940 Act a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Illiquid Securities. Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The absence of a trading market can make it difficult to ascertain a market value for these investments. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. Each Trust's Board of Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.


      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Dollar Roll Transactions. "Dollar roll" transactions, consist of the sale by a Fund to a bank or broker/dealers (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.


Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in each Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

      In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect each Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in each Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of each Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of each Fund, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of each Fund.

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to each Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation each Fund can realize on its investments or cause each Fund to hold a security it might otherwise sell. The use of currency transactions can result in each Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of each Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of each Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, each Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting each Fund to require the Counterparty to sell the option back to each Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

      If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

      Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. . Each Fund will not purchase call options unless the aggregate premiums paid on all options held by each Fund at any time do not exceed 20% of its total assets. All calls sold by each Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

      Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not purchase put options unless the aggregate premiums paid on all options held by each Fund at any time do not exceed 20% of its total assets. Each Fund will not sell put options if, as a result, more than 50% of each Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by each Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


      Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires each Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of each Fund. If each Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of each Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

      Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of each Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which each Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of each Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of each Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), each Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to each Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that each Fund is engaging in proxy hedging. If each Fund enters into a currency hedging transaction, each Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to each Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities each Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream each Fund may be obligated to pay. Interest rate swaps involve the exchange by each Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with each Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as each Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, each Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that each Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by each Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by each Fund will require each Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by each Fund on an index will require each Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by each Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

      Unless specified to the contrary, the following fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of each Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


      Each Fund has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Fund will not:


      (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities or contracts related to physical commodities; or

      (7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


      Nonfundamental policies of a Fund may be changed by the Trustees of the applicable Trust and without shareholder approval. As a matter of nonfundamental policy, each Fund does not currently intend to:


      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;


      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); or


      (7) lend portfolio securities in an amount greater than 5% of its total assets.

Other Investment Policies. The Trustees of each Trust have voluntarily adopted policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.

                                    PURCHASES

Additional Information About Opening an Account

      Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

      Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 800-253-2277 for further instructions.

      The minimum initial purchase amount is less than $2,500 for Class S under certain plan accounts and is $1,000 for Class AARP.

Additional Information About Making Subsequent Investments


      Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, each Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.


Minimum Balances

      Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

      The Funds reserve the right, following 60 days' written notice to applicable shareholders, to:

      o for Class S assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S shareholders; and

      o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

      Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

      Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days written notice to applicable shareholders.

Additional Information About Making Subsequent Investments By Quickbuy

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

      In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

      Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

      Investors interested in making subsequent investments in Class AARP should call 800-253-2277 or 1-800-SCUDDER for Class S for further instruction.

Checks

      A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


      If shares of a Fund are purchased by a check which proves to be uncollectible, each Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by each Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, each Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

      To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

      The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

      Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

      Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

      There is no sales charge in connection with the purchase of shares of any class of the Funds.

Share Certificates

      Due to the desire of the Trustee's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund.

Other Information

      Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.


      The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status), will be returned to the investor. The Funds reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

      Each Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.


                            EXCHANGES AND REDEMPTIONS

Exchanges

      Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

      Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.


      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. Each Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

      There is no charge to the shareholder for any exchange described above. However, shares that are exchanged from the Scudder 21st Century Growth Fund may be subject to the Fund's 1% redemption fee. (See "Special Redemption and Exchange Information.")An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")


      Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

      The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (for Class S) or 1-800-253-2277 (Class AARP).

      Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.


Special Redemption and Exchange Information - Scudder 21st Century Growth Fund

      In general, shares of the Fund may be exchanged or redeemed at net asset value. However, shares of the Fund held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

      The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more, (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.) (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, or (e) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders


Redemption By Telephone

      Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

      (a) NEW INVESTORS wishing to establish the telephone redemption privilege must complete the appropriate section on the application.

      (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

      If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

      Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      The Funds employs procedure, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

      Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By Quicksell

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, Shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

      In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

      The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption By Mail Or Fax

      Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

      In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

      It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

      The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind


      The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.


Other Information

      If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

      Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.


      The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC has by order permitted such a suspension for the protection of each Trust's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.


                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

      Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

      Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

      A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

      A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

      Because funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder uses the phrase no-load to distinguish Scudder funds and classes from other no-load funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP of shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- The Adviser is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

      The Adviser's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web sites. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

      An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

      Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.


      Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the same Fund.


      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

      Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Transaction Summaries

      Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

                           THE SCUDDER FAMILY OF FUNDS

      The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's family of funds follows.

MONEY MARKET

      Scudder U.S. Treasury Money Fund

      Scudder Cash Investment Trust

      Scudder Money Market Series+

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+ The institutional class of shares is not part of the Scudder Family of Funds.

TAX FREE MONEY MARKET

      Scudder Tax Free Money Fund

TAX FREE



      Scudder Medium Term Tax Free Fund

      Scudder Managed Municipal Bonds

      Scudder High Yield Tax Free Fund

      Scudder California Tax Free Fund*



      Scudder Massachusetts Tax Free Fund*

      Scudder New York Tax Free Fund*

      Scudder Ohio Tax Free Fund*

U.S. INCOME

      Scudder Short Term Bond Fund

      Scudder GNMA Fund

      Scudder Income Fund

      Scudder Corporate Bond Fund

      Scudder High Yield Bond Fund

GLOBAL INCOME

      Scudder Global Bond Fund

      Scudder International Bond Fund

      Scudder Emerging Markets Income Fund

ASSET ALLOCATION

      Scudder Pathway Series: Conservative Portfolio

      Scudder Pathway Series: Balanced Portfolio

      Scudder Pathway Series: Growth Portfolio

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* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

U.S. GROWTH AND INCOME

      Scudder Balanced Fund

      Scudder Dividend & Growth Fund

      Scudder Growth and Income Fund

      Scudder Select 500 Fund

      Scudder S&P 500 Index Fund

U.S. GROWTH

   Value

      Scudder Large Company Value Fund

      Scudder Value Fund**

      Scudder Small Company Value Fund




      Scudder Small Company Stock Fund


   Growth

      Scudder Classic Growth Fund**

      Scudder Large Company Growth Fund

      Scudder Select 1000 Growth Fund

      Scudder Development Fund

      Scudder 21st Century Growth Fund


      Scudder Capital Growth Fund


GLOBAL EQUITY

   Worldwide

      Scudder Global Fund

      Scudder International Growth and Income Fund

      Scudder International Fund***

      Scudder Global Discovery Fund**

      Scudder Emerging Markets Growth Fund

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**    Only Class S and Class AARP Shares are part of the Scudder Family of
      Funds.
***   Only the International Shares are part of the Scudder Family of Funds.

      Scudder Gold Fund

   Regional

      Scudder Greater Europe Growth Fund

      Scudder Pacific Opportunities Fund

      Scudder Latin America Fund

      The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

   Choice Series

      Scudder Health Care Fund

      Scudder Technology Fund

      The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

      Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

      Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

      Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund's distributor depending on the provisions of the relevant plan or IRA.

      None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase

      Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

      Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

      Shares of a Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

      A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

      Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

      An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

      Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

      Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

      An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan


      An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

      Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.


Automatic Investment Plan

      Shareholders may arrange to make periodic investments in all classes through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class R and Class S shares.

      Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 a month if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

      The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

      Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

               FEATURES AND SERVICES OFFERED BY THE AARP INVESTMENT PROGRAM

o Experienced Professional Management: The Adviser provides investment advice to the Funds.

o AARP's Commitment: the Program was designed with AARP's active participation to provide strong, ongoing representation of the members' interests and to help ensure a high level of service.

o Diversification: you may benefit from investing in one or more large portfolios of carefully selected securities.

o No Sales Commissions: the AARP Funds are no-load funds, so you pay no sales charges to purchase, transfer or redeem shares, nor do you pay Rule 12b-1 (i.e., distribution) fees.

o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

o Readily Available Account, Price, Yield and Total Return Information: You may dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

o Direct Deposit Program: you may have your Social Security or other checks received from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one Fund, you may arrange to have your regular bills that are of fixed amounts, such as rent, mortgage, or other obligations of $50 or more sent directly from your account at the end of the month.

o Personal Service and Information: professionally trained service representatives are available to help you whenever you have questions through our toll-free number, 1-800-253-2277.

o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings in the Funds and a complete listing of your transactions for the statement period.

o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

o IRA Shareholder Handbook: the IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

o A Glossary of Investment Terms: the Glossary of Investment Terms defines commonly used financial and investment terms.

o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up-to-date on economic and investment developments, and any new financial services and features of the Program.

Distributions Direct

      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds' DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

      The AARP Funds send to shareholders semiannually financial statements, which are examined annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

      Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. Similarly, an IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Direct Payment of Regular Fixed Bills

      Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Deposit Program

      Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

      If a Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than such an amount. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

      Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of a Fund's dividend paid deduction on its federal tax return.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

      Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Additional distributions for each Fund may be made if necessary. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

      21st Century Growth Fund intends to distribute it's investment company taxable income and any net realized capital gains in December to avoid federal excise tax, although an additional distribution may be made if necessary.

      Large Company Growth Fund intends to distribute investment company taxable income in December each year. The Fund intends to declare in December any net realized capital gains resulting from its investment activity. The Fund intends to distribute the December dividends and capital gains either in December or in the following January.

                             PERFORMANCE INFORMATION

      From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

      Average annual total return is the average annual compound rate of return for the periods of one year and the life of the Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

             T     =    Average Annual Total Return

             P     =    a hypothetical initial payment of $1,000
             n     =    number of years
             ERV   =    ending redeemable value: ERV is the value, at the end of
                        the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


        Average Annual Total Return for the periods ended July 31, 2000*

                                            One Year   Five Years  Life of Fund
     Scudder 21st Century Fund(1)            51.52%       N/A        24.33%
     Scudder Large Company Growth Fund(2)    29.15%     25.12%       19.18%

      (1) The Fund commenced operations on September 9, 1996. The average annual total returns for the one year, five years and life of the Fund periods would have been lower had the Adviser not maintained the Fund's expenses.

      (2) The Fund commenced operations on May 15, 1991. The average annual total return for the life of the Fund would have been lower had the Adviser not maintained the Fund's expenses.

      * Performance information provided is for the Funds' Scudder shares (redesignated as Class S shares on May 1, 2000 for Scudder 21st Century Growth Fund and October 2, 2000 for Scudder Large Company Growth Fund). Performance for Class AARP shares is not provided because this class does not have a full fiscal year of performance.


Cumulative Total Return

      Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1
Where:

             C     =    Cumulative Total Return
             P     =    a hypothetical initial investment of $1,000
             ERV   =    ending redeemable value: ERV is the value, at the end of
                        the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


          Cumulative Total Return for the periods ended July 31, 2000*


                                            One Year   Five Years  Life of Fund

     Scudder 21st Century Fund(1)            51.52%       N/A        133.47%
     Scudder Large Company Growth Fund(2)    29.15%     206.63%      404.04%

      (1) The Fund commenced operations on September 9, 1996. The cumulative total returns for the one year, five years and life of the Fund periods would have been lower had the Adviser not maintained the Fund's expenses.

      (2) The Fund commenced operations on May 15, 1991. The cumulative total returns for the life of the Fund would have been lower had the Adviser not maintained the Fund's expenses.

      * Performance information provided is for the Funds' Scudder shares (redesignated Class S shares on May 1, 2000 for Scudder 21st Century Growth Fund and October 2, 2000 for Scudder Large Company Growth
            Fund).. Performance for Class AARP shares is not provided because this class does not have a full fiscal year of performance.


Total Return

      Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

      Quotations of a Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

      There may be quarterly periods following the periods reflected in the performance bar chart in the Funds' prospectus which may be higher or lower than those included in the bar chart.

Comparison of Fund Performance

      In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

      From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

      Each Fund may be advertised as an investment choice in Scudder's college planning program.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

      Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

      A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

      Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Fund.

                                FUND ORGANIZATION


      The Trustees for each Trust have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each series of each Fund has equal rights with each other share of that series as to voting, dividends and liquidations. All shares issued and outstanding will be fully paid and nonassessable by each Trust, and redeemable as described in this Statement of Additional Information and in each series' prospectus.


      The assets of each Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of each Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of each Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.


      Shares of each Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series of each Fund.


      Each Trust's Declaration of Trust provides that obligations of the Funds are not binding upon the Trustees individually but only upon the property of the Funds, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that the Funds will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

21st Century Growth Fund


      The Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, consisting of two classes and each have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into five series, Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund, Scudder Technology Fund and Scudder 21st Century Growth Fund.


      The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

Large Company Growth Fund

      The Fund is a series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective May 15, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. The Fund changed its name from Scudder Quality Growth Fund on March 1, 1997.

       The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's shares are currently divided into five series, Scudder Large Company Growth Fund, Scudder Growth and Income Fund, Scudder S&P 500 Index Fund, Classic Growth Fund, and Scudder Dividend & Growth Fund. The Fund's shares are currently divided into three classes: Class AARP, Class S and R shares.


      Each Fund's activities are supervised by the corresponding Trust's Board of Trustees. Each Trust adopted a plan on May 3, 1999 pursuant to Rule 18f-3 under the 1940 Act ((the "Plan") to permit each Trust to establish a multiple class distribution system for the Funds.


      Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses;" (3) Class R Shares may be subject to a distribution services fee and an administrative services fee, which shall be paid pursuant to a Rule 12b-1 and Administrative Services Plan adopted for that class, (4) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements;
(5) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (6) each class may have separate and distinct exchange privileges; (7) each class may have different conversion features; and (8) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

      Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Trust and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

                               INVESTMENT ADVISER

      Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment adviser to each Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

      The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.


      The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which a Fund may invest, the conclusions and investment decisions of the Adviser with respect to a Fund are based primarily on the analyses of its own research department.

      Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.

      In certain cases the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser that have similar names, objectives and investment styles as the Fund. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each Fund can be expected to vary from those of the other mutual funds.

      Under each investment management agreement (each an "Agreement"), the Adviser regularly provides each Fund with continuing investment management for a Fund's portfolio consistent with a Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Fund's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

      Under each Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to each Fund (such as a Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the Trustees.

                                 [To Be Updated]

      21st Century Growth Fund. The current investment management agreement (the "Agreement") was approved by the Trustees on February 7, 2000, and will become effective October 2, 2000. . The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

      Large Company Growth Fund. The current investment management agreement (the "Agreement"), which becomes effective on October 2, 2000, will be approved by the Trustees on October 10, 2000. . The Agreement will continue in effect until _____________ and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


      The Adviser pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Trusts affiliated with the Adviser and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


      For these services, the 21st Century Growth Fund will pay the Adviser a fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Since inception, the Adviser contractually agreed until May 1, 2000 to maintain the total annualized expenses of the Fund at no more than 1.75% of the average daily net assets of the Fund. Effective May 1, 2000, the Adviser voluntary agreed to maintain the total annualized expenses of the Fund at no more than 1.20% through October 1, 2000. For the fiscal year ended July 31, 2000, the Adviser did not impose a portion of its management fee amounting to $6,495, and the amount imposed amounted to $2,245,091. In addition, for the fiscal year ended July 31, 2000, the Adviser agreed not to impose certain class-specific expenses in the amount of $37,351. For the eleven months ended July 31, 1999, the Adviser did not impose a portion of its management fee amounting to $195,129, and the amount imposed amounted to $221,549For the fiscal year ended August 31, 1998, the Adviser did not impose a portion of its management fee amounting to $136,802, and the amount paid to the Adviser amounted to $187,185. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Adviser waived its management fee amounting to $129,231.

      The Large Company Growth Fund is charged by the Adviser a fee equal to approximately 0.70 of 1% of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by Scudder not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance. During the fiscal years ended October 31, and 1998, the Adviser imposed a portion of its management fee amounting to $1,790,426 and $2,478,112 respectively. For the 9 months ended July 31, 1999, the Adviser imposed a portion of its management fee amounting to $3,855,969, of which $488,848 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the fee pursuant to the Agreement amounted to $$8,344,919.

      Under each Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

      Each Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, each Trust, with respect to each Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of each Agreement and in discussions with the Adviser concerning such Agreement, the Trustees who are not "interested persons" of the Adviser are represented by independent counsel at a Fund's expense.

      Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such Agreement.


      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


      None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.


      The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.


      Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


AMA InvestmentLink(SM) Program

      Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                      TRUSTEES AND OFFICERS FOR BOTH TRUSTS


                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (56)         Trustee                 President, WGBH Educational Foundation            --
WGBH
125 Western Avenue
Allston, MA 02134


Linda C. Coughlin (48)+*          Trustee and President   Managing Director of Scudder Kemper     Director and Senior
                                                          Investments, Inc.                       Vice President


Dawn-Marie Driscoll (53)          Trustee                 Executive Fellow, Center for Business             --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates

Edgar R. Fiedler (70)             Trustee                 Senior Fellow and Economic Counselor,             --
50023 Brogden                                             The Conference Board, Inc.
Chapel Hill, NC

Keith R. Fox (45)                 Trustee                 Private Equity Investor, President,               --
10 East 53rd Street                                       Exeter Capital Management Corporation
New York, NY  10022

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Joan E. Spero (55)                Trustee                 President, Doris Duke Charitable                  --
Doris Duke Charitable                                     Foundation; Department of State -
Foundation                                                Undersecretary of State for Economic,
650 Fifth Avenue                                          Business and Agricultural Affairs
New York, NY  10128                                       (March 1993 to January 1997)


Jean Gleason Stromberg (56)       Trustee                 Consultant; Director, Financial                   --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski Law
                                                          Firm (1978-1996)

Jean C. Tempel (56)               Trustee                 Managing  Director, First Light                   --
One Boston Place 23rd Floor                               Capital
Boston, MA 02108

Steven Zaleznick (45)*            Trustee                 President and CEO, AARP Services, Inc.            --
601 E Street
Washington, D.C. 20004


Thomas V. Bruns (43)#             Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.

James M. Eysenbach (38)@          Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.

William F. Glavin (41)#           Vice President          Managing Director of Scudder Kemper     Vice President
                                                          Investments, Inc.

James E. Masur (40)+              Vice President          Senior Vice President of Scudder                  --
                                                          Kemper Investments, Inc.


Ann M. McCreary (43) ++           Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.


Kathryn L. Quirk (47)+            Vice President and      Managing Director of Scudder Kemper     Director, Senior Vice
                                  Assistant Secretary     Investments, Inc.                       President, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard S. Schneider (43)#         Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.


John R. Hebble (42)+              Treasurer               Senior Vice President of Scudder        Assistant Treasurer
                                                          Kemper Investments, Inc.


Brenda Lyons (37)+                Assistant Treasurer     Senior Vice President of Scudder
                                                          Kemper Investments, Inc.


                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Caroline Pearson (38)+            Assistant Secretary     Senior Vice President of Scudder        Clerk
                                                          Kemper Investments, Inc.; Associate,
                                                          Dechert Price & Rhoads (law firm)
                                                          1989 - 1997

John Millette (37)+               Vice President and      Vice President of Scudder Kemper                  --
                                  Secretary               Investments, Inc.



                    ADDITIONAL OFFICERS FOR SECURITIES TRUST

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Peter Chin (58)++                 Vice President          Senior Vice President of                          --
                                                          Scudder Kemper Investments, Inc.

J. Brooks Dougherty (41)++        Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.

James E. Fenger (41)#             Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.

Sewall Hodges (45)++              Vice President          Senior Vice President of                          --
                                                          Scudder Kemper Investments, Inc.

                    ADDITIONAL OFFICERS FOR INVESTMENT TRUST

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Bruce F. Beatty (__)++            Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.

William F. Gadsden (45)++         Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.

Valerie F. Malter (42)++          Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.

Kathleen T. Millard (39)++        Vice President          Managing Director of                              --
                                                          Scudder Kemper Investments, Inc.


         *    Ms. Coughlin and Mr. Zaleznick are considered by the Funds and their counsel to be persons who are "interested persons" of the
              Adviser or of the Trust, within the meaning of the Investment
              Company Act of 1940, as amended.
         **   Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
         +    Address:  Two International Place, Boston, Massachusetts
         ++   Address:  345 Park Avenue, New York, New York

         #    222 South Riverside Plaza, Chicago, Illinois
         @    101 California Street, San Francisco, California

      The Trustees and Officers of the Trusts also serve in similar capacities with respect to other Scudder Funds.

      To the best of the Trust's knowledge, as of August 31, 2000, all Trustees and Officers of the 21ST Century Growth Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities and Exchange Act of
1934) less than 1% of the outstanding shares of any class of the Fund.

      To the best of the Trust's knowledge, as of August 31, 2000, all Trustees and Officers of the Large Company Growth Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities and Exchange Act of
1934) less than 1% of the outstanding shares of any class of the Fund.

      To the best of the Trust's knowledge, as of August 31, 2000, no person owned of record more than 5% or more of the outstanding shares of any class of any Fund, except as stated below. They may be deemed to be the beneficial owner of certain of these shares.

                                                                                        Number of    Percentage
                Name and Address                            Fund               Class     Shares        Owned

      Scudder Trust Company                 Scudder 21st Century Growth Fund     S      1,447,945      10.97%
      Trustee for Farmers Group, Inc.
      Employee Profit Sharing Services
      4680 Wilshire Blvd.
      Los Angeles, CA  90010

      Merrill Lynch, Pierce, Fenner and     Scudder Large Company Fund           S      2,648,237       7.80%
        Smith
      4800 Deer Lake Drive East
      Jacksonville, FL  32246

      To the best of the Trust's knowledge, as of August 31, 2000, no person owned beneficially more than 5% of the Large Company Growth Fund's Class R Shares.


                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

      The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees


      Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

      The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from each Trust and from all of the Scudder funds as a group.

Name                        Scudder Securities Trust*   Investment Trust**    All Scudder Funds
----                        -------------------------   ------------------    -----------------

Henry P. Becton, Jr.***           $         0                 $31,155        $140,000 (30 funds)
Dawn-Marie Driscoll***                      0                  33,218         150,000 (30 funds)
Edgar R. Fiedler+                      945.81                       0          73,230 (29 funds)
Keith R. Fox***                        36,375                       0         160,325 (23 funds)
Joan E. Spero***                       39,625                       0         175,275 (23 funds)
Jean Gleason Stromberg                      0                       0          40,935 (16 funds)
Jean C. Tempel***                           0                  31,025         140,000 (30 funds)

* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Fund, Scudder Small Company Value Fund and Scudder 21st Century Growth Fund.
** Investment Trust consists of five funds:. Scudder Large Company Growth Fund, Scudder Growth and Income Fund, Scudder S&P 500 Index Fund, Classic Growth Fund, and Scudder Dividend & Growth Fund
*** Newly elected Trustee. On July 13, 2000, shareholders of each Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.
+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.


      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                   DISTRIBUTOR


      Each of the Trusts has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. Each underwriting agreement, dated May 8, 2000, will remain in effect until September 30, 2001, and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party, and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. Each underwriting agreement was last approved by the Trustees on July 10, 2000.

      Under each underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.


Note: Although Large Company Growth Fund does not currently have a 12b-1 Plan, the Fund would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.


      As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Administrative Fee

      Each Fund has entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Funds (other than those provided by Scudder Kemper under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for Scudder Large Company Growth Fund and 0.45% of average daily net assets for Scudder 21st Century Growth Fund. One effect of these arrangements is to make each Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

      Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for each Fund. In addition to the fees they pay under the investment management agreements with Scudder Kemper, the Funds pay the fees and expenses associated with these service arrangements, as well as each Fund's insurance, registration, printing, postage and other costs.

      Scudder Kemper will pay the Service Providers for the provision of their services to the Funds and will pay other Funds' expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay Scudder Kemper an Administrative Fee.

      The Administration Agreement has an initial term of three years, subject to earlier termination by the Funds' Board. The fee payable by the Funds to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Funds' custodian for cash balances.

      Certain expenses of the Funds will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

                                      TAXES

      Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.


      At July 31, 2000, Scudder 21st Century Growth Fund designated approximately $15,000,000 as capital gains dividends.


      Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.

      Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

      Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      If a Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

      Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

      Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      Each Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Adviser.


      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by each Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


      Each Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Trustees review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


                                 [To Be Updated]

      21st Century Growth Fund. For the fiscal period from September 9, 1996 (commencement of operations) to August 31, 1997, the fiscal year ended August 31, 1998, the eleven month period ended July 31, 1999, and the fiscal year ended July 31, 2000, the Fund paid brokerage commissions of $150,026, $32,583, $58,549 and $______, respectively.


      For the fiscal year ended August 31, 1998, $23,987 (74% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $53,769,054, of which $10,797,522 (20% of all brokerage transactions) were transactions which included research commissions.

      For the eleven month period ended July 31, 1999, $48,860 (83% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $135,702,793, of which $103,124,642 (76% of all brokerage transactions) were transactions which included research commissions.


      For the fiscal year ended July 31, 2000, $______ (__% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $___________, of which $___________ (__% of all brokerage transactions) were transactions which included research commissions.

      Large Company Growth Fund. For the fiscal years ended October 31, 1998and 1997, the Fund paid brokerage commissions of $828,829and $317,984, respectively. For the nine months ended July 31, 1999, the Fund paid brokerage commissions of $551,527. For the fiscal year ended July 31, 2000, the Fund paid brokerage commissions of $_______.


      For the fiscal year ended October 31, 1998, $793,177 (95.7% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of seeking to obtain the most favorable net results, with brokers and dealers who provided supplementary research services to the Trust or Adviser.

      For the nine months ended July 31, 1999, $446,773 (81% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of seeking to obtain the most favorable net results, with brokers and dealers who provided supplementary research services to the Trust or Adviser.


      For the fiscal year ended July 31, 2000, $_______(__% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of seeking to obtain the most favorable net results, with brokers and dealers who provided supplementary research services to the Trust or Adviser.

      The total amount of brokerage transactions aggregated, for the fiscal year ended October 31, 1998 was $504,513,801, of which 79.86% were transactions which included research commissions. The total amount of brokerage transactions aggregated for the nine months ended July 31, 1999 was $808,965,832, of which $664,562,646 (82.15% of all brokerage transactions) were transactions which included research commissions. The total amount of brokerage transactions aggregated, for the fiscal year ended July 31, 2000 was $__________, of which _____6% were transactions which included research commissions.


Portfolio Turnover


      21st Century Growth Fund. The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal year ended July 31, 2000, was 135%, for the eleven month period ended July 31, 1999, was 147.6% and for the fiscal year ended August 30, 1998, was 119.8%., For the eleven-month period ended July 31, 1999, the figure was annualized.

      Large Company Growth Fund. The Fund's average annual portfolio turnover rate for the fiscal year ended October 31, 1998 was 54.1%. For the fiscal year ended July 31, 2000, and the nine month period ended July 31, 1999, the Fund's average annual portfolio turnover rates were56% and 62.6%, respectively. For the nine-month period ended July 31, 1999, the figure was annualized. A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.


                                 NET ASSET VALUE


      The net asset value of shares of each class of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.


      An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price, if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation as of the Value Time.


      Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

      The financial highlights of each Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax, and related services.

Shareholder Indemnification

      Each Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

      Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of the Funds, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      The CUSIP number of Class S shares of 21st Century Growth Fund is 811196 40 1.


      The CUSIP number of Class AARP shares of 21st Century Growth Fund is 811196-84-9


      The CUSIP number for the Class S shares of Large Company Growth Fund is 811167-20-4.

      The CUSIP number for the Class R shares of Large Company Growth Fund is 490965-84-1.


      The CUSIP number for the Class AARP shares of Large Company Growth Fund is 460965-75-9


      On September 16, 1998, the Board changed 21st Century Growth Fund's fiscal year end to July 31 from August 31.

      On August 10, 1998, the Board changed Large Company Growth Fund's fiscal year end to July 31 from October 31.

      Dechert Price & Rhoads acts as general counsel for each Fund.

      Each Fund employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as Custodian.


      Costs of $23,340 incurred by 21st Century Growth Fund in conjunction with its organization are amortized over the five year period beginning September 9, 1996.


                      ADDITIONAL INFORMATION FOR 21st Century Growth Fund

      The name "Scudder Securities Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

      Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended July 31, 2000, SFAC imposed fees amounting to $86,751, of which $11,510 was unpaid at July 31, 2000. For the eleven month period ended July 31, 1999, SFAC imposed fees amounting to $35,359, of which $7,091 was unpaid at July 31, 1999. For the fiscal year ended August 31, 1998, SFAC imposed fees amounting to $37,500, of which $3,125 was unpaid at August 31, 1998. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SFAC imposed fees amounting to $6,942, of which $6,942 was unpaid at August 31, 1997, and did not impose fees amounting to $31,183.

      Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, is the transfer and dividend paying agent for the Fund. The pays SSC an annual fee for each account maintained for a participant. For the fiscal year ended July 31, 2000, SSC did not impose a portion of its fees amounting to $178,539, and the amount imposed amounted to $403,593. For the eleven month period ended July 31, 1999, SSC imposed fees amounting to $140,376, of which $16,387 was unpaid at July 31, 1999. For the fiscal year ended August 31, 1998, SSC imposed fees amounting to $109,029, of which $9,660 was unpaid at August 31, 1998. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SSC imposed fees amounting to $14,592, of which $14,592 was unpaid at August 31, 1997, and did not impose fees amounting to $65,550. The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

      Scudder Trust Company ("STC"), an affiliate of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the fiscal year ended July 31, 2000, STC did not impose a portion of its fees amounting to $173,297, and the amount imposed amounted to $162,519. For the eleven month period ended July 31, 1999, STC imposed fees amounting to $34,388, of which $8,169 was unpaid at July 31, 1999. For the fiscal year ended August 31, 1998, STC imposed fees amounting to $10,812, of which $3,299 was unpaid at August 31, 1998. For the period September 9, 1996 (commencement of operations) to August 31, 1997, STC imposed fees amounting to $586, of which $586 was unpaid at August 31, 1997, and did not impose fees amounting to $2,635.The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C

                   ADDITIONAL INFORMATION FOR LARGE COMPANY GROWTH FUND

      The Fund is a series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective May 15, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. The Fund changed its name from Scudder Quality Growth Fund on March 1, 1997. The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

      Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% on the next 85 million of such assets, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended October 31,

1997, SFAC's fee amounted to $57,787, and for the fiscal year ended October 31, 1998, SFAC's fee was $62,799. For the nine months ended July 31, 1999, SFAC's fee was $76,061, of which $18,026 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, SFAC's fee was $135,642, of which $10,344 was unpaid at July 31, 2000.

      Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund and also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays SSCan annual fee of $26.00 for each account maintained for a participant. For the fiscal years ended October 31, 1997, and 1998, SSC's fee amounted to $525,877 and $626,382. For the nine months ended July 31, 1999, SSC's fee amounted to $830,924, of which $93,939 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, SSC's fee amounted to $1,295,705, of which $113,553 was unpaid at July 31, 2000. Please call 1-800-SCUDDER for specific mailing instructions regarding your investment.

      A Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

      Scudder Trust Company ("STC"), Two International Place, Boston, MA 02110-4103, an affiliate of the Adviser provides services for certain retirement plan accounts. The Fund pays STC an annual fee of $29.00 for each account maintained for a participant. For the fiscal year ended October 31, 1997, STC's fee amounted to $320,268, and for the fiscal year ended October 31, 1998, STCs fee amounted to $411,592. For the nine months ended July 31, STC's fee amounted to $777,528, of which $256,667 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, STC's fees amounted to $2,696,270, of which $280,780 was unpaid at July 31, 2000.

      The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which eachTrust has filed with the Commission under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

      The financial statements, including the Investment Portfolio of 21st Century Growth Fund, and Large Company Growth Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated July 31, 2000, are incorporated herein by reference, and are hereby deemed to be a part of this Statement of Additional Information.

       Standard & Poor's Earnings and Dividend Rankings for Common Stocks

      The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

      Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

      Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

      The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

      Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

      The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

      A+    Highest            B+    Average            C     Lowest
      A     High               B     Below Average      D     In Reorganization
      A-    Above Average      B-    Lower

      NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

      The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.
A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                                                     SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]




October 1, 2000

Prospectus


                                                SCUDDER 21st CENTURY GROWTH FUND

                                                     Advisor Classes A, B, and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder 21st Century Growth Fund

                      How the fund works

                       2   Investment Approach

                       3   Main Risks to Investors

                       4   The Fund's Track Record

                       5   How Much Investors Pay

                       7   Other Policies and Risks

                       8   Who Manages and Oversees the Fund

                      10   Financial Highlights


                      How to invest in the fund

                      14   Choosing a Share Class

                      19   How to Buy Shares

                      20   How to Exchange or Sell Shares

                      21   Policies You Should Know About

                      26   Understanding Distributions and Taxes

How the fund works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
ticker symbol | Class A   SCNAX       fund number | Class A   151
              | Class B   SCNBX                   | Class B   251
              | Class C   SCNCX                   | Class C   351

Scudder 21st Century Growth Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the adviser believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Index (typically less than $2 billion in total market value).

Using extensive fundamental and field research, managers look for small companies, such as those in the Russell 2000 Index, that have low debt, exceptional management teams, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly-changing sectors of the economy, such as telecommunications, biotechnology and high tech.

Growth orientation. The managers primarily invest in companies that they believe offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

As companies in the portfolio exceed the market value of those in the Russell 2000 Index, the fund may continue to hold their stocks, but will generally not add to these holdings. The fund will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------
[ICON] This fund may appeal to investors who are looking for a fund that seeks out tomorrow's leaders and who can accept the risks of small-company investing.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Many technology companies are smaller companies which may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies in which the fund invests.

To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                            Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'97           9.74
'98           3.55
'99         124.93

2000 Total Return as of June 30: 4.50%
Best Quarter: 46.60%, Q4 1999    Worst Quarter: -23.99%, Q3 1998


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------


                                        1 Year        Since Inception
------------------------------------------------------------------------
Fund -- Class S                          124.93          32.14*
------------------------------------------------------------------------
Index                                     43.09          16.45**
------------------------------------------------------------------------

Index: The Russell 2000 Growth Index, which consists of those stocks in the Russell 2000 Index that have a greater-than-average growth orientation.

Total returns would have been lower if operating expenses hadn't been reduced.

*        Since 9/9/1996.

**       Since 9/30/1996.

Performance for Classes A, B and C shares is not provided because these classes do not have a full calendar year of performance. Although Class S shares are not offered in this prospectus, they are invested in the same portfolio. Class S shares' annual returns differ to the extent that the classes have different fees and expenses.

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------
Fee Table                           Class A     Class B     Class C
------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as % of
offering price)                        5.75%       None        None
------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of redemption
proceeds)                              None*       4.00%       1.00%
------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
------------------------------------------------------------------------
Management Fee                         0.75%       0.75%       0.75%
------------------------------------------------------------------------
Distribution (12b-1) Fee               None        0.75%       0.75%
------------------------------------------------------------------------
Other Expenses                         1.10%       1.44%       1.91%
                                    ------------------------------------
------------------------------------------------------------------------
Total Annual Operating Expenses**      1.85%       2.94%       3.41%
------------------------------------------------------------------------

Information in the table has been restated to reflect a new investment management fee rate.

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** The adviser will cap total annual operating expenses voluntarily at 1.45%, 2.20% and 2.20% for Class A, B and C shares, respectively. These caps may be terminated at any time at the option of the adviser.

------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------

Based on the costs above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

------------------------------------------------------------------------
                           1 Year     3 Years     5 Years    10 Years
------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------
Class A shares                $752     $1,123      $1,518     $2,619
------------------------------------------------------------------------
Class B shares                 697      1,210       1,748      2,767
------------------------------------------------------------------------
Class C shares                 444      1,048       1,774      3,694
------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------
Class A shares                $752     $1,123      $1,518     $2,619
------------------------------------------------------------------------
Class B shares                 297        910       1,548      2,767
------------------------------------------------------------------------
Class C shares                 344      1,048       1,774      3,694
------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o This fund may trade securities actively. This could raise transaction costs (thus lowering performance) and could mean higher taxable distributions.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

--------------------------------------------------------------------------------
[ICON] The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.
--------------------------------------------------------------------------------

Who Manages and Oversees the Fund

The investment adviser

The fund's investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

As payment for serving as the fund's investment adviser, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 1.00% of average daily net assets.

The fund has entered into a new investment management agreement with Scudder Kemper. This table describes the new fee rates for the fund.

---------------------------------------------------------------------------
Investment Management Fee
---------------------------------------------------------------------------
Average Daily Net Assets                                   Fee Rate
---------------------------------------------------------------------------
first $500 million                                           0.75%
---------------------------------------------------------------------------
next $500 million                                            0.70%
---------------------------------------------------------------------------
more than $1 billion                                         0.65%
---------------------------------------------------------------------------


The portfolio managers

Below are the people who handle the fund's day-to-day management:

Peter Chin                           Roy C. McKay
Lead Portfolio Manager                o Began investment career
 o Began investment career in 1969      in 1968
 o Joined the adviser in 1973         o Joined the adviser in 1988
 o Joined the fund team in 1996       o Joined the fund team in 1996

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that the fund is managed in the best interests of its shareholders.

The following people comprise the fund's Board.


Linda C. Coughlin                      Keith R. Fox
 o Managing Director,                   o General Partner,
   Scudder Kemper                         The Exeter Group of Funds
   Investments, Inc.
 o President of the fund               Joan E. Spero
                                        o President, Doris Duke
Henry P. Becton, Jr.                      Charitable Foundation
  o President, WGBH Educational
    Foundation                         Jean Gleason Stromberg
                                        o Consultant
Dawn-Marie Driscoll
 o Executive Fellow, Center for        Jean C. Tempel
   Business Ethics, Bentley College     o Managing Director,
 o President, Driscoll Associates         First Light Capital, LLC
   (consulting firm)                      (venture capital firm)

Edgar Fiedler                          Steven Zaleznick
 o Senior Fellow and Economic           o President and Chief
   Counsellor, The Conference             Executive Officer, AARP
   Board, Inc. (a not-for-profit          Services, Inc.
   business research organization)

Financial Highlights

These tables are designed to help you understand the fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the class would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder 21st Century Growth Fund -- Class A

---------------------------------------------------------------------------------------
                                                                            2000(a)
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $29.07
                                                                           ----------
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           (.06)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments transactions       (1.77)
                                                                           ----------
---------------------------------------------------------------------------------------
  Total from investment operations                                          (1.83)
---------------------------------------------------------------------------------------
Net asset value, end of period                                             $27.24
                                                                           ----------
---------------------------------------------------------------------------------------
Total Return (%) (c) (d)                                                    (6.30)**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          2
---------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              2.10*
---------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.45*
---------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.26)**
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   135
---------------------------------------------------------------------------------------


(a) For the period May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

Scudder 21st Century Growth Fund -- Class B

---------------------------------------------------------------------------------------
                                                                            2000(a)
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $29.07
                                                                           ----------
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           (.12)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments transactions       (1.76)
                                                                           ----------
---------------------------------------------------------------------------------------
  Total from investment operations                                          (1.88)
---------------------------------------------------------------------------------------
Net asset value, end of period                                             $27.19
                                                                           ----------
---------------------------------------------------------------------------------------
Total Return (%) (c) (d)                                                    (6.47)**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .69
---------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              3.19*
---------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               2.20*
---------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.45)*
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   135
---------------------------------------------------------------------------------------


(a) For the period May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

Scudder 21st Century Growth Fund -- Class C

--------------------------------------------------------------------------------
                                                                        2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $29.07
                                                                       ---------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                      (.12)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments transactions  (1.76)
                                                                       ---------
--------------------------------------------------------------------------------
  Total from investment operations                                     (1.88)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $27.19
                                                                       ---------
--------------------------------------------------------------------------------
Total Return (%) (c) (d)                                               (6.47)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .34
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         3.66*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          2.20*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              (.45)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               135
--------------------------------------------------------------------------------


(a) For the period May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

How to invest in the fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers two other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

----------------------------------------------------------------------------------------
                   Classes and features               Points to help you compare
----------------------------------------------------------------------------------------
Class A           o  Sales charges of up to 5.75%,    o  Some investors may be able to
                     charged when you buy shares         reduce or eliminate their sales
                                                         charges; see next page
                  o  In most cases, no charges
                     when you sell shares             o  Total annual operating
                                                         expenses are lower than those
                  o  No distribution fee                 for Class B or Class C
----------------------------------------------------------------------------------------
Class B           o  No charges when you buy shares   o  The deferred sales charge
                                                         rate falls to zero after six
                  o  Deferred sales charge               years
                     declining from 4.00%, charged
                     when you sell shares you bought  o  Shares automatically convert
                     within the last six years           to Class A after six years,
                                                         which means lower annual
                  o  0.75% distribution fee              expenses going forward
----------------------------------------------------------------------------------------
Class C           o  No charges when you buy shares   o  The deferred sales charge
                                                         rate is lower, but your shares
                  o  Deferred sales charge of            never convert to Class A, so
                     1.00%, charged when you sell        annual expenses remain higher
                     shares you bought within the
                     last year

                  o  0.75% distribution fee
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.
--------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

                              Sales charge as a    Sales charge as % of
Your investment              % of offering price   your net investment
------------------------------------------------------------------------
Up to $50,000                       5.75%                6.10%
------------------------------------------------------------------------
$50,000-$99,999                     4.50                 4.71
------------------------------------------------------------------------
$100,000-$249,999                   3.50                 3.63
------------------------------------------------------------------------
$250,000-$499,999                   2.60                 2.67
------------------------------------------------------------------------
$500,000-$999,999                   2.00                 2.04
------------------------------------------------------------------------
$1 million or more           See below and next page
------------------------------------------------------------------------


The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment adviser or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

--------------------------------------------------------------------------------
[ICON] Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.
--------------------------------------------------------------------------------

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets during each of the first six years. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares       CDSC on shares you sell
------------------------------------------------------------------------
First year                         4.00%
------------------------------------------------------------------------
Second or third year               3.00
------------------------------------------------------------------------
Fourth or fifth year               2.00
------------------------------------------------------------------------
Sixth year                         1.00
------------------------------------------------------------------------
Seventh year and later             None (automatic conversion to
                                   Class A)
------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

--------------------------------------------------------------------------------
[ICON] Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.
--------------------------------------------------------------------------------

Class C shares

Like Class B shares, Class C shares have no up-front sales charges. However, Class C shares do have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
------------------------------------------------------------------------
First year                              1.00%
------------------------------------------------------------------------
Second year and later                   None
------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

-------------------------------------------------------------------------------------------
                   First investment                   Additional investments
-------------------------------------------------------------------------------------------
                   $1,000 or more for regular         $100 or more for regular
                   accounts                           accounts

                   $250 or more for IRAs              $50 or more for IRAs

                                                      $50 or more with an Automatic
                                                      Investment Plan, Payroll
                                                      Deduction or Direct Deposit
-------------------------------------------------------------------------------------------
Through a          o  Contact your representative     o  Contact your representative
financial             using the method that's most       using the method that's most
representative        convenient for you                 convenient for you
-------------------------------------------------------------------------------------------
By mail or         o  Fill out and sign an            o  Send a check made out to
express mail (see     application                        "Kemper Funds" and a Kemper
below)                                                   Investment slip to us at the
                   o  Send it to us at the               appropriate address below
                      appropriate address, along with
                      an investment check             o  If you don't have an
                                                         investment slip, simply include
                                                         a letter with your name,
                                                         account number, the full name
                                                         of the fund and the share class
                                                         and your investment instructions
-------------------------------------------------------------------------------------------
By wire            o  Call (800) 621-1048 for         o  Call (800) 621-1048 for
                      instructions                       instructions
-------------------------------------------------------------------------------------------
By phone           --                                 o  Call (800) 621-1048 for
                                                         instructions
-------------------------------------------------------------------------------------------
With an automatic  --                                 o  To set up regular
investment plan                                          investments, call (800)
                                                         621-1048 (minimum $50)
-------------------------------------------------------------------------------------------
On the Internet    --                                 o  Go to www.kemper.com and
                                                         register

                                                      o  Follow the instructions for
                                                         buying shares with money from
                                                         your bank account
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON]         Regular mail:
               Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

               Express, registered or certified mail:
               Kemper Service Company, 811 Main Street, Kansas City, MO
               64105-2005

               Fax number: (800) 818-7526 (for exchanging and selling only)
--------------------------------------------------------------------------------

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

-----------------------------------------------------------------------------------------
                   Exchanging into another fund        Selling shares
-----------------------------------------------------------------------------------------
                   $1,000 or more to open a new        Some transactions, including
                   account                             most for over $50,000, can only
                                                       be ordered in writing with a
                   $100 or more for exchanges          signature guarantee; if you're
                   between existing accounts           in doubt, see page 22
-----------------------------------------------------------------------------------------
Through a          o  Contact your representative      o  Contact your representative
financial             by the method that's most           by the method that's most
representative        convenient for you                  convenient for you
-----------------------------------------------------------------------------------------
By phone or wire   o  Call (800) 621-1048 for          o  Call (800) 621-1048 for
                      instructions                        instructions
-----------------------------------------------------------------------------------------
By mail, express   Write a letter that includes:       Write a letter that includes:
mail or fax
(see previous      o  the fund, class and account      o  the fund, class and account
page)                 number you're exchanging out of     number from which you want to
                                                          sell shares
                   o  the dollar amount or number
                      of shares you want to exchange   o  the dollar amount or number
                                                          of shares you want to sell
                   o  the name and class of the
                      fund you want to exchange into   o  your name(s), signature(s)
                                                          and address, as they appear on
                   o  your name(s), signature(s)          your account
                      and address, as they appear on
                      your account                     o  a daytime telephone number

                   o  a daytime telephone number
-----------------------------------------------------------------------------------------
With a systematic  o  To set up regular exchanges      --
exchange plan         from a fund account, call
                      (800) 621-1048
-----------------------------------------------------------------------------------------
With a systematic  --                                  o  To set up regular cash
withdrawal plan                                           payments from a fund account,
                                                          call (800) 621-1048
-----------------------------------------------------------------------------------------
On the Internet    o  Go to www.kemper.com and         --
                      register

                   o  Follow the instructions for
                      making on-line exchanges
-----------------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call
(800)-621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.
--------------------------------------------------------------------------------

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use KemperACCESS to get information on funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper or Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The fund can only send or accept wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan.

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund offering multiple classes or a Kemper fund and then decide to invest with Scudder or Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder or Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder or Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

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[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
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Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- NAV

To calculate NAV, each share class of the fund uses the following equation:


      TOTAL ASSETS - TOTAL LIABILITIES
   ---------------------------------------   = NAV
     TOTAL NUMBER OF SHARES OUTSTANDING


For the fund and each share class, the price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

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[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


Generally taxed at ordinary income rates
------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
------------------------------------------------------------------------
o  income dividends you receive from the fund
------------------------------------------------------------------------
o  short-term capital gains distributions received from the fund
------------------------------------------------------------------------

Generally taxed at capital gains rates
------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
------------------------------------------------------------------------
o  long-term capital gains distributions you received from the fund
------------------------------------------------------------------------

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC. If you're a shareholder and have questions, please contact Scudder (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Scudder Funds c/o
Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Number
Scudder 21st Century Growth Fund        811-2021





Principial Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800)621-1048

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2000


         SCUDDER 21ST CENTURY GROWTH FUND (Class A, B and C Shares)
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


      This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, Class B and Class C Shares (the "Shares") of Scudder 21st Century Growth Fund (the "Fund"), a diversified series of Scudder Securities Trust (the "Trust"), an open-end management investment company. It should be read in conjunction with the prospectus of the Shares dated October 1, 2000. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

      Scudder 21st Century Growth Fund offers the following classes of shares:
Class S shares, Class AARP and Class A, Class B and Class C shares (the "Shares"). Only Class A, Class B and Class C shares of Scudder 21st Century Growth Fund are offered herein.


                                TABLE OF CONTENTS

Investment Restrictions........................................................2

Investment Policies and Techniques.............................................3


Dividends, Distributions and Taxes............................................16

Performance...................................................................21

Investment Manager and Underwriter............................................23

Portfolio Transactions........................................................29

Purchase, Repurchase and Redemption of Shares.................................31

Purchase of Shares............................................................31

Redemption or Repurchase of Shares............................................36

Special Features..............................................................39

Officers and Trustees.........................................................43

Shareholder Rights............................................................47


Scudder Kemper Investments, Inc. (the "Advisor") serves as the Fund's investment manager.


The financial statements appearing in the Fund's July 31, 2000 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting Shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's Shares present at a meeting where more than 50% of the outstanding Shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding Shares.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

The Fund may not, as a fundamental policy:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans to other persons, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies

The Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend to:

1. borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets;

      provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

7. lend portfolio securities in an amount greater than 5% of its total assets.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC that permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

INVESTMENT POLICIES AND TECHNIQUES

General. The Fund pursues long-term growth of capital by investing in emerging growth companies that are poised to be leaders in the new century. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.

      Due to the business characteristics and risks of emerging growth companies, the Fund's share price can experience periods of volatility. As a result, the Fund should be considered a long-term investment and only one part of a well-diversified personal investment portfolio.

      Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.


      Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

      The Fund normally invests at least 80% of its total assets in common stocks. Companies in which the fund invests generally are similar in size to those included in the Russell 2000(R) Index -- a widely used benchmark of small stock performance. The Advisor believes these companies are well-positioned for above-average earnings growth and greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior into the 21st century. The above-average earnings growth potential and greater market recognition expected are factors believed to offer significant opportunity for capital appreciation, and the Advisor will attempt to identify these opportunities before their potential is recognized by investors in general.

      To help reduce risk in its search for emerging growth companies, the Advisor allocates the Fund's investments among many companies and different industries in the U. S. and, where opportunity warrants, abroad as well. The Advisor seeks companies that, in the Advisor's opinion, have excellent management which own a significant stake in the company, clean balance sheets, and either a commanding position in a growing market or the real possibility of building a commanding position in the 21st century. Emerging growth companies are those with the ability, in the Advisor's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum. In selecting specific industries and companies for investment, the Advisor will make full use of its extensive fundamental and field research capabilities in taking into account such other factors as overall growth prospects and financial condition, competitive situation, technology, research and development activities, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation facing a company, and quality and experience of management.

      For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Fund may hold without limit, cash, high grade debt securities, without equity features, which are rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are deemed by the Advisor to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality. The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Fund may also borrow under reverse repurchase agreements. The 1940 Act requires borrowings to have 300% asset coverage.

      In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation on such stocks is likely to equal or exceed that of common stocks over a selected time.

      The Fund may enter into repurchase agreements and may engage in strategic transactions. More information about these investment techniques is provided under "Specialized Investment Techniques."

      The Fund offers participation in the potential growth of emerging growth companies that may be destined to become leading companies in the new century. The Fund offers the benefit of professional management to identify investments in emerging growth companies with the greatest potential, in the Advisor's opinion, to have a profound and positive impact on the lives of consumers and businesses as we enter the new century. The Advisor anticipates finding these companies in many rapidly changing sectors of the economy. Examples include innovative retailing concepts, the on-going U.S. transition to an increasingly service-based economy, advances in health care in areas such as biotechnology, and the tremendous, rapid advances occurring in communications, computing, software and technology generally. In return for accepting above-average market risk, investors gain access to a broadly diversified portfolio designed for above-average capital appreciation compared to that available from larger companies such as those in the S&P 500 Stock Index.

Special Considerations

Historical small stock performance.

      While, historically, small company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

      Also, because small companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Defining "emerging growth" companies. The Advisor's model of the corporate life cycle begins with investment of venture capital, and proceeds to an `emerging growth' stage. An `emerging growth' company is publicly traded, with a market value of at least $50 million. Emerging growth companies are part of the `small stock universe' as described above.

      Emerging growth companies grow into `established growth' companies with market values exceeding $500 million. Companies become mature over time as growth slows and market capitalizations grow beyond $1 billion.

IPO risk: Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities of the same types as the domestic securities in which the Fund may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.


      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

      Investments in foreign securities usually are denominated currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through strategic transactions involving currencies.

      To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of the stock markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

Specialized Investment Techniques


Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital appreciation, the Fund may invest in debt securities including bonds of private issuers, bonds of foreign governments and supranational organizations. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase high quality bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.


      The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Convertible Securities. The Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which the Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


      The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


When-Issued and Forward Delivery Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.


Warrants. The Fund may invest in warrants up to 5% of the value of its respective total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase. Some repurchase commitment transactions may not provide the Fund with collateral marked-to-market during the term of the commitment


      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisor. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

Foreign Currencies. The Fund may invest in foreign securities. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


Depositary Receipts. The Fund may invest indirectly in securities of emerging market country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities, subject to the Fund's restrictions on investments in illiquid securities.


Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


      The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


      For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indices or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends. The Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "Taxes" hereafter.)

      If the Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "Taxes" hereafter.) In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than such an amount.

      Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividend paid deduction on its federal tax return.

      The Trust intends to distribute the Fund's investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "Taxes" hereafter), whether made in shares or cash.

      Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

      A brief explanation of the form and character of the distribution accompany each distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

      Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

      Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

      Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Kemper Funds as provided in the prospectus. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder or Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.

      Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      In some cases, shareholders of the Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

      The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

      Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

      Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      The Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

PERFORMANCE

      The Shares' historical performance or return for a class of Shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Advisor has agreed to a reduction of its management fee for the Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of the Fund.

      The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each of Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund.

      There may be quarterly periods following the periods reflected in the performance bar chart in the Fund's prospectus which may be higher or lower than those included in the bar chart.

      Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the shares of a class of the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B Shares or Class C Shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value per share on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A Shares or the contingent deferred sales charge for Class B and Class C Shares would be reduced if such charges were included.

      Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' Shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B Shares or Class C Shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B Shares for periods over six years will reflect conversion of such Shares to Class A Shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

      The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A Shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C Shares are sold at net asset value. Redemption of Class B Shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C Shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

      There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of a Fund will fluctuate.

      Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

      Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

      Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


      The figures below are based on the actual performance of the Class S shares, which are offered pursuant to a separate prospectus and statement of additional information, and show performance information for the period ended July 31, 2000. Class A, Class B and Class C shares were newly offered beginning May 1, 2000.

      Returns for the Class A, Class B and Class C shares reflect the performance of the Class S shares for the period ended July 31,2000, restated to reflect the deduction of the current applicable sales charges (that is, the maximum 5.75% sales charge for Class A shares or the deferred sales charge in effect at the applicable period for Class B shares or Class C shares). The Class A, Class B and Class C shares' average annual total returns reflect an estimate of the difference in expense structure among share classes.


      All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          Average Annual Total Returns


      For the period ended July 31, 2000
                                 Class A*   Class B*  Class C*   Class S*
                                 --------   --------  --------   --------

      One Year                   42.47%     45.60%    50.04%     51.52%
      Since Inception**          11.67%     10.21%    -7.40%     24.33%

* If the Advisor had not maintained Fund expenses and had imposed a full management fee, total returns for each period would have been lower.
** Class S shares commenced operations on September 9, 1996, and the performance figures for Class A, B and C shares also commence on such date.

INVESTMENT MANAGER AND UNDERWRITER

Investment Manager. Scudder Kemper Investments, Inc. (the "Advisor"), Two International Place, Boston, Massachusetts, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

      Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

      The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.

      The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.


      The present investment management agreement (the "Agreement") was most recently approved by the Trustees on September 14, 1999, and will continue in effect until September 30, 2000. A new Agreement, which becomes effective on October 2, 2000, was approved by the Trustees on February 7, 2000, and by the shareholders at a shareholder meeting held on July 13, 2000. The Agreement will continue in effect until from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


      Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

      Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

      The Advisor pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


      For these services, the Fund will pay the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Since inception, the Advisor has agreed until May 1, 2000 to maintain the total annualized expenses of the Class S shares of the Fund at no more than 1.75% of the average daily net assets of the Fund. The Advisor has agreed until October 1, 2000 to maintain the total annualized expenses of the Fund at no more than 1.45% for the Class A shares, and 2.20% for the Class B and Class C shares. In addition the Advisor has voluntarily agreed to maintain expenses at no more than 1.20% of average daily nets assets for Class S shares from May 1, 2000 through October 1, 2000. For the fiscal year ended July 31, 2000, the Advisor did not impose a portion of its management fee amounting to $6,495, and the amount imposed amounted to $2,245,091, which was equivalent to an annual effective rate of 1.00%. In addition, for the fiscal year ended July 31, 2000, the Advisor agreed to not impose certain class-specific expenses in the amounts of $481, $432, $432 and $37,352 for Class A, B, C and S shares, respectively. For the eleven months ended July 31, 1999, the Advisor did not impose a portion of its management fee amounting to $195,129 and the amount imposed amounted to $221,549. For the fiscal year ended August 31, 1998, the Advisor did not impose a portion of its management fee amounting to $136,802 and the amount paid to the Advisor amounted to $187,185. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Advisor waived its management fee amounting to $129,231. Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

      The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

      The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

      Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

      None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Fund.

      The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program

      Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics

      The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the The Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the The Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the The Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B and C shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

      The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution agreement.


      Underwriting commissions paid in connection with the distribution of Class A shares for the period May 1, 2000 (commencement of Class A, B and C shares) aggregated $2,032, of which none was paid to other firms.


      Class B Shares and Class C Shares. The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

      Rule 12b-1 Plan. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

      If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.


      For its services under the distribution agreement, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%. For the period May 1, 2000 (commencement of Class A, B and C shares) the contingent deferred sales charge for Class B shares aggregated $53, and there was no contingent deferred sales charge for Class C.


      For its services under the distribution agreement, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges.


      For the period May 1, 2000, (commencement of Class A, B and C shares) through the fiscal year ended July 31, 2000, the distribution fees were $512 and $270 for Class B and C shares, respectively.

Administrative Services. Administrative services are provided to the Fund on behalf of Class A, B and C shareholders under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. The Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.


      KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI. In addition KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

      KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees of the Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future


      For the period May 1, 2000 (commencement of Class A, B and C shares) through the fiscal year ended July 31, 2000, the administrative services fees were $431, $171 and $89 for Class A, B and C shares, respectively. At July 31, 2000, the amounts of fees unpaid were $348, $144 and $72 for Class A, B and C shares, respectively


      Certain trustees or officers of the Fund are also directors or officers of the Advisor or KDI, as indicated under "Officers and Trustees."


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Advisor, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended July 31, 2000, SFAC imposed fees amounting to $86,751, of which $11,510 was unpaid at July 31, 2000. For the eleven month period ended July 31, 1999, SFAC imposed fees amounting to $35,359, of which $7,091 was unpaid at July 31, 1999. For the fiscal year ended August 31, 1998, SFAC imposed fees amounting to $37,500, of which $3,125 was unpaid at August 31, 1998. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SFAC imposed fees amounting to $6,942, of which $6,942 was unpaid at August 31, 1997, and did not impose fees amounting to $31,183.

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Kemper Service Company ("KSVC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. KSVC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For the period May 1, 2000 (commencement of Class A, B and C shares), the amounts charged to Class A, B and C shares by KSC aggregated $621, $241 and $90, respectively, all of which was not imposed at July 31, 2000.


Independent Accountants and Reports to Shareholders. The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

Brokerage Commissions. Allocation of brokerage may be placed by the Advisor.

      The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Advisor, with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisor may give consideration to those firms that have sold or are selling shares of the Fund or other funds managed by the Advisor.

      To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

      The Trustees of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.


                                 [To Be Updated]

      For the fiscal period from September 9, 1996 (commencement of operations) to August 31, 1997, the fiscal year ended August 31, 1998, the eleven month period ended July 31, 1999, and the fiscal year ended July 31, 2000, the Fund paid brokerage commissions of $150,026, $32,583,$58,549and $_______, respectively. For the fiscal year ended August 31, 1998, $23,987 (74% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $53,769,054, of which $10,797,522 (20% of all brokerage transactions) were transactions which included research commissions.

      For the eleven month period ended July 31, 1999, $48,860 (83% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $135,702,793, of which $103,124,642 (76% of all brokerage transactions) were transactions which included research commissions.


      For the fiscal year ended July 31, 2000, $______ (__% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $_______________, of which $___________ (__% of all brokerage transactions) were transactions which included research commissions.


Portfolio Turnover


      The portfolio turnover rates for Fund (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal year ended July 31, 2000 was 135%, for the eleven month period ended July 31, 1999 was 148% and for the fiscal year ended August 30, 1998, was 120% For the eleven-month period ended July 31, 1999, the figure was annualized.


Net Asset Value

      The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share of each class of 21st Century Growth Fund is computed by dividing the value of the total assets attributable to shares of a class, less all liabilities attributable shares of that class, by the total number of outstanding shares of that class.

      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security that is traded on the Nasdaq Stock Market ("Nasdaq") system is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

      Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

      Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

      The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                   Annual 12b-1 Fees
                                  (as a % of average
         Sales Charge              daily net assets)   Other Information
         ------------              -----------------   -----------------

Class A  Maximum initial sales         None(1)         Initial sales
         charge of                                     charge waived or
         5.75% of the public                           reduced for
         offering price                                certain purchases

Class B  Maximum contingent              0.75%         Shares convert
         deferred sales charge of                      to Class A
         4% of redemption                              shares six years
         proceeds; declines to                         after issuance
         zero after six years

Class C  Contingent deferred             0.75%         No conversion
         sales charge of 1% of                         feature
         redemption proceeds for
         redemptions made during
         first year after purchase

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

      The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

      Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                          Sales Charge
                                                          ------------
                                                                             Allowed to Dealers
                                   As a Percentage of   As a Percentage of   as a Percentage of
Amount of Purchase                   Offering Price      Net Asset Value*      Offering Price
------------------                   --------------      ----------------      --------------

Less than $50,000                        5.75%                 6.10%                5.20%
$50,000 but less than $100,000           4.50                  4.71                 4.00
$100,000 but less than $250,000          3.50                  3.63                 3.00
$250,000 but less than $500,000          2.60                  2.67                 2.25
$500,000 but less than $1 million        2.00                  2.04                 1.75
$1 million and over                       .00**                 .00**                   ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by KDI as discussed below.

      The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

      Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

      KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of Class R shares of certain Scudder Funds. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

      Class A shares of the Fund or of any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No.

93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

      Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

      Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

      Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

      Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

      The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

      KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

      Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. KDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("KemFlex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." KemFlex Plans that on May 1, 2000 have in excess of $1 million invested in Class B shares of Kemper Mutual Funds, or have in excess of $850,000 invested in Class B shares of Kemper Mutual Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to covert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002. For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

      KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

      In addition to the discounts or commissions described above, KDI will, from time to tome, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by KDI.

      Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

      Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

      The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

      Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

      The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

      Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

      Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed.

Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption         Contingent Deferred
After Purchase                Sales Charge
--------------                ------------

First                              4%
Second                             3%
Third                              3%
Fourth                             2%
Fifth                              2%
Sixth                              1%

      The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

      The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

SPECIAL FEATURES

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper New Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust and Kemper Securities Trust, ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Kemper Mutual Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value

Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares - Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

      Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Kemper fund with a value of $1,000,000 or less (except Kemper Cash Reserves
Fund) acquired by exchange from another Kemper fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Adviser's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy.

      For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the shareholder or the Kemper Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated ClearingHouse System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution.

This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

      The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

      Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

      The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

      The net asset value per Share of the Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of Shares of that class outstanding. The per share net asset value of the Class B and Class C Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of the higher expenses borne by the Class B and Class C Shares. The net asset value of Shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

      The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Officers and Trustees

      The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Scudder Investor Services, Inc., are as follows:


                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (56)         Trustee                 President, WGBH Educational Foundation            --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (48)+*          Trustee and President   Managing Director of Scudder Kemper     Director and Senior
                                                          Investments, Inc.                       Vice President

Dawn-Marie Driscoll (53)          Trustee                 Executive Fellow, Center for Business             --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates

Edgar R. Fiedler (70)             Trustee                 Senior Fellow and Economic Counselor,             --
50023 Brogden                                             The Conference Board, Inc.
Chapel Hill, NC

Keith R. Fox (45)                 Trustee                 Private Equity Investor, President,               --
10 East 53rd Street                                       Exeter Capital Management Corporation
New York, NY  10022

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Joan E. Spero (55)                Trustee                 President, Doris Duke Charitable                --
Doris Duke Charitable                                     Foundation; Department of State -
Foundation                                                Undersecretary of State for
650 Fifth Avenue                                          Economic, Business and
New York, NY  10128                                       Agricultural Affairs (March 1993 to
                                                          January 1997)

Jean Gleason Stromberg (56)       Trustee                 Consultant; Director, Financial                 --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski Law
                                                          Firm (1978-1996)

Jean C. Tempel (56)               Trustee                 Managing  Director, First Light                 --
One Boston Place 23rd Floor                               Capital
Boston, MA 02108

Steven Zaleznick (45)*            Trustee                 President and CEO, AARP Services,               --
601 E Street                                              Inc.
Washington, D.C. 20004

Thomas V. Bruns (43)#             Vice President          Managing Director of Scudder                    --
                                                          Kemper Investments, Inc.

Peter Chin (58)++                 Vice President          Senior Vice President of Scudder                --
                                                          Kemper Investments, Inc.

J. Brooks Dougherty (41)++        Vice President          Managing Director of Scudder                    --
                                                          Kemper Investments, Inc.

James M. Eysenbach (38)@          Vice President          Managing Director of Scudder                    --
                                                          Kemper Investments, Inc.

James E. Fenger (41)#             Vice President          Managing Director of Scudder                    --
                                                          Kemper Investments, Inc.

William F. Glavin (41)#           Vice President          Managing Director of Scudder            Vice President
                                                          Kemper Investments, Inc.

Sewall Hodges (45)++              Vice President          Senior Vice President of Scudder                --
                                                          Kemper Investments, Inc.

James E. Masur (40)+              Vice President          Senior Vice President of Scudder                --
                                                          Kemper Investments, Inc.

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Ann M. McCreary (43) ++           Vice President          Managing Director of Scudder                    --
                                                          Kemper Investments, Inc.

Kathryn L. Quirk (47)+            Vice President and      Managing Director of Scudder            Director, Senior Vice
                                  Assistant Secretary     Kemper Investments, Inc.                President, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard S. Schneider (43)#         Vice President          Managing Director of Scudder Kemper             --
                                                          Kemper Investments, Inc.

John R. Hebble (42)+              Treasurer               Senior Vice President of Scudder        Assistant Treasurer
                                                          Kemper Investments, Inc.

Brenda Lyons (37)+                Assistant Treasurer     Senior Vice President of Scudder
                                                          Kemper Investments, Inc.

Caroline Pearson (38)+            Assistant Secretary     Senior Vice President of Scudder        Clerk
                                                          Kemper Investments, Inc.;
                                                          Associate, Dechert Price & Rhoads
                                                          (law firm) 1989 - 1997

John Millette (37)+               Vice President and      Vice President of Scudder Kemper                --
                                  Secretary               Investments, Inc.

      *     Ms. Coughlin and Mr. Zaleznick are considered by the Funds and their counsel to be persons who are "interested persons" of the Adviser or of the Trust, within the meaning of the Investment Company Act of
            1940, as amended.
      **    Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
      +     Address: Two International Place, Boston, Massachusetts
      ++    Address: 345 Park Avenue, New York, New York
      #     222 South Riverside Plaza, Chicago, Illinois
      @     101 California Street, San Francisco, California

      The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder Funds.

      To the best of the Trust's knowledge, as of August 31, 2000, all Trustees and officers of the Trust as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of any class of the Fund outstanding on such date.

      To the best of the Trust's knowledge, as of August 31, 2000, no person owned beneficially more than 5% of the shares of any class of the Fund outstanding on such date.

Remuneration

Responsibilities of the Board--Board and Committee Meetings

      The Board of Trustees of the Trust is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of the Fund of the Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All of the Independent Trustees serve on the Committee of Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees of the Fund

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as Lead Trustee receives additional compensation for his or her services. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

      The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from the Trust and from all of the Scudder funds as a group.


Name                           Scudder Securities       All Scudder Funds
                                     Trust*

Henry P. Becton, Jr. **         $         0           $140,000     (30 funds)
Dawn-Marie Driscoll**                     0            150,000     (30 funds)
Edgar R. Fiedler**+                  945.81             73,230     (29 funds)
Keith R. Fox                         36,375            160,325     (23 funds)
Joan E. Spero                        39,625            175,275     (23 funds)
Jean Gleason Stromberg**                  0             40,935     (16 funds)
Jean C. Tempel**                          0            140,000     (30 funds)

* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Fund, Scudder Small Company Value Fund and Scudder 21st Century Growth Fund.
** Newly-elected Trustee. On July 13, 2000, shareholders of each Fund of the Trust elected a new Board of Trustees. See the "Trustees and Officers" section for the newly constituted Board of Trustees.
+ Mr. Fielder's compensation includes the $9,900 accrued but not received, through the deferred compensation program.

      Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

SHAREHOLDER RIGHTS

      The Fund is an open-end diversified series of Scudder Securities Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended from time to time. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's shares are currently divided into four classes Class A, Class B, Class C and Class S Shares.

      The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple Portfolios, it is known as a "series company." Currently, the Trust offers four classes of shares of the Fund. These are Class A, Class B, Class C and Class S Shares. Shares of a Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

      The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

      Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's Shares represented at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding Shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the Shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding Shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding Shares of the portfolio.

      Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the Shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

      Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

      The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

      The assets of the Trust received for the issue or sale of the Shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the Shares of any series are entitled to receive as a class the underlying assets of such Shares available for distribution to shareholders.

      Further, the Fund's Board of Trustees may determine, without prior shareholder approval, in the future that the objectives of the Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure.

      The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system.

      Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Additional Information

Other Information

The CUSIP numbers of the classes are:

      Class A 811196807

      Class B 811196872

      Class C 811196880

      The Fund has a fiscal year ending July 31. On September 16, 1998, the Board of the Fund changed the fiscal year end from August 31 to July 31.

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      Costs of $23,340 incurred by the Fund in conjunction with its organization are amortized over the five-year period beginning September 9, 1996.

      Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

      The law firm of Dechert Price & Rhoads is counsel to the Fund.

      The name "Scudder Securities Trust" is the designation of the Trust for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of Shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

      The Fund's Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Financial Statements


      The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2000, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                            SCUDDER DEVELOPMENT FUND
                      A series of Scudder Securities Trust

                      A Mutual Fund Which Seeks to Provide
            Long-Term Capital Appreciation by Investing Primarily in
                      U.S. Companies with the Potential for
                          Above-Average Earnings Growth

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2000

--------------------------------------------------------------------------------

   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Scudder Development Fund dated October 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

   The Annual Report to Shareholders for Scudder Development Fund, for the fiscal year ended July 31, 2000 , is incorporated by reference and is hereby deemed to be a part of this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                            Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES...................................1
      General Investment Objective and Policies................................1
      Master/feeder structure..................................................2
      Investments Involving Above-Average Risk.................................2
      Investments and Investment Techniques....................................2
      Investment Restrictions.................................................14

PURCHASES.....................................................................15
      Additional Information About Opening An Account.........................15
      Minimum Balances........................................................15
      Additional Information About Making Subsequent Investments..............16
      Additional Information About Making Subsequent Investments by
          QuickBuy............................................................16
      Checks..................................................................17
      Wire Transfer of Federal Funds..........................................17
      Share Price.............................................................17
      Share Certificates......................................................17
      Other Information.......................................................18

EXCHANGES AND REDEMPTIONS.....................................................18
      Exchanges...............................................................18
      Redemption by Telephone.................................................19
      Redemption by QuickSell.................................................20
      Redemption by Mail or Fax...............................................20
      Redemption-In-Kind......................................................20
      Other Information.......................................................21

FEATURES AND SERVICES OFFERED BY THE FUND.....................................21
      The No-Load Concept.....................................................21
      Internet access.........................................................21
      Dividends and Capital Gains Distribution Options........................22
      Reports to Shareholders.................................................22
      Transaction Summaries...................................................22

THE SCUDDER FAMILY OF FUNDS...................................................23

SPECIAL PLAN ACCOUNTS.........................................................25
      Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension
          Plans for Corporations and Self-Employed Individuals................25
      Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations
          and Self-Employed Individuals.......................................25
      Scudder IRA:  Individual Retirement Account.............................26
      Scudder Roth IRA:  Individual Retirement Account........................26
      Scudder 403(b) Plan.....................................................26
      Automatic Withdrawal Plan...............................................27
      Group or Salary Deduction Plan..........................................27
      Automatic Investment Plan...............................................27
      Uniform Transfers/Gifts to Minors Act...................................28

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.....................................29

PERFORMANCE INFORMATION.......................................................30
      Average Annual Total Return.............................................30
      Cumulative Total Return.................................................30
      Total Return............................................................31
      Comparison of Fund Performance..........................................31

FUND ORGANIZATION.............................................................32

                                                                            Page

INVESTMENT ADVISER............................................................33
      Investment Adviser......................................................33
      AMA InvestmentLink(SM) Program..........................................35
      Code of Ethics..........................................................35

TRUSTEES AND OFFICERS.........................................................36

REMUNERATION..................................................................38
      Responsibilities of the Board -- Board and Committee Meetings...........38
      Compensation of Officers and Trustees...................................38

DISTRIBUTOR...................................................................38
      Administrative Fee......................................................40

TAXES ........................................................................40

PORTFOLIO TRANSACTIONS........................................................44
      Brokerage Commissions...................................................44
      Portfolio Turnover......................................................45

NET ASSET VALUE...............................................................45

ADDITIONAL INFORMATION........................................................46
      Experts.................................................................46
      Shareholder Indemnification.............................................46
      Other Information.......................................................46

FINANCIAL STATEMENTS..........................................................47

                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

      Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), an open-end management investment company, which continuously offers and redeems its shares at net asset value. It is a company of the type commonly known as a mutual fund.

      The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. The prospectus and this Statement of Additional Information for the Fund each offer two classes of shares to provide investors with different purchase options. The two classes are: the Class S and the Class AARP. Each class has its own important features and policies. On October 2, 2000, shares of the Fund were redesignated Class S shares of their respective funds. Shares of the AARP class are especially designed for members of the American Association of Retired Persons ("AARP").

      Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for the Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

      Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

General Investment Objective and Policies

      Scudder Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies believed by the Adviser to have the potential for above-average growth.

      The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), believes have the potential for above-average revenue, earnings, business value and/or cash flow growth. These factors are believed to offer significant opportunity for capital appreciation, and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general. The management team pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Fund may, depending upon market circumstances, emphasize securities of small-, medium- or large-sized companies from time to time.

      To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Adviser may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

      For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such cases, the Fund may invest without limit in cash, and may invest in high-quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized.

      In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation is likely to equal or exceed that of common stocks over a selected time. The Fund may enter into repurchase agreements, reverse repurchase agreements and invest in warrants, illiquid securities, foreign securities, convertible bonds, and may engage in the lending of portfolio securities and strategic transactions. The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs").

      Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is intended to be an investment vehicle for that portion of an investor's assets which can appropriately accept above-average risk and is not intended to provide a balanced investment program to meet all requirements of every investor.

      There is no assurance that the Fund will achieve its objective.

Master/feeder structure

      The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investments Involving Above-Average Risk

      As opportunities for greater gain frequently involve a correspondingly large risk of loss, the Fund may purchase securities carrying above-average risk. The Fund's shares are believed by the Adviser to be suitable only for those investors who can make such investments without concern for current income and who are in a financial position to assume above-average stock market risks in search of substantial long-term rewards.

      As stated above, the Fund may purchase securities involving above-average risk. The Fund's portfolio may include the securities of little-known companies, that the Adviser believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk for these companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Fund allocates its investments among many companies and different industries.

      The Fund may invest in securities of small companies. The securities of smaller companies are often traded over-the-counter and may not be traded in the volumes typical of trades on a national securities exchange. Consequently, in order to sell this type of holding the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investments and Investment Techniques

Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes, and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Illiquid Securities. The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      The Fund will not invest more than 15% of its net assets in illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the Investment Company Act of 1940, as amended ("1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Convertible Securities. The Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which a Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The

Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be in good standing. The value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

      Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

IPO risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. The Fund will not purchase call options unless the aggregate premiums paid on all options held by the Fund at any time do not exceed 20% of its total assets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not purchase put options unless the aggregate premiums paid on all options held by the Fund at any time do not exceed 20% of its total assets The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities of the same types as the domestic securities in which the Fund may invest when the anticipated performance of foreign securities is believed by the Adviser to offer equal or more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

      Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through strategic transactions involving currencies.

      To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of the stock markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

Investment Restrictions

      Unless specified to the contrary, the following fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

      The Fund has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, the Fund will not:

      (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of that Fund's ownership of securities;

      (6) purchase physical commodities or contracts relating to physical commodities; or

      (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

      Nonfundamental policies may be changed without shareholder approval. As a matter of nonfundamental policy, the Fund does not currently intend to:

      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (7) lend portfolio securities in an amount greater than 5% of its total assets.

      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

                                    PURCHASES

Additional Information About Opening An Account

      Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone. Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-SCUDDER to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 800-253-2277 for further instructions.

      The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances

      Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

      The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

      o assess an annual $10 per Fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

      o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

      Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

      Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

      The minimum initial purchase amount is less than $2,500 for Class S under certain plan accounts and is $1,000 for Class AARP.

Additional Information About Making Subsequent Investments

      Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

      In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add

QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

      Investors interested in making subsequent investments in Class AARP should call 800-253-2277 or 1-800-SCUDDER for Class S for further instruction.

Checks

      A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

      If shares of the Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

      To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

      The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

      Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

      Purchases will be filled without sales charge at the net asset value next computed after the receipt of a purchase request in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

      Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

      The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of Fund shares at any time for any reason.

      The Board of Trustees and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of Fund shares at any time for any reasons.

      The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

      The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

      Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

      Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

      There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

      Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time. The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER (for Class S) or 1-800-253-2277 (Class AARP).

      Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

      Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

      (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

      (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

      Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

      If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

      Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by QuickSell

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

      In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

      Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

      In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

      It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven days for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

      The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-SCUDDER.

Redemption-In-Kind

      The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information

      If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

      Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

      The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

      Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

      Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

      A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

      A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

      Because funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder uses the phrase no-load to distinguish Scudder funds and classes from other no-load funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

Internet access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP of shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

      Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

      An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

      Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

      Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

      Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

      The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Funds.

Transaction Summaries

      Annual summaries of all transactions in the Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

                           THE SCUDDER FAMILY OF FUNDS

      The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's family of funds follows.

MONEY MARKET

      Scudder U.S. Treasury Money Fund

      Scudder Cash Investment Trust

      Scudder Money Market Series+

TAX FREE MONEY MARKET

      Scudder Tax Free Money Fund

TAX FREE

      Scudder Limited Term Tax Free Fund

      Scudder Medium Term Tax Free Fund

      Scudder Managed Municipal Bonds

      Scudder High Yield Tax Free Fund

      Scudder California Tax Free Fund*

      Scudder Massachusetts Limited Term Tax Free Fund*

      Scudder Massachusetts Tax Free Fund*

      Scudder New York Tax Free Fund*

      Scudder Ohio Tax Free Fund*

U.S. INCOME

      Scudder Short Term Bond Fund

      Scudder GNMA Fund

      Scudder Income Fund

      Scudder Corporate Bond Fund

      Scudder High Yield Bond Fund

GLOBAL INCOME

      Scudder Global Bond Fund

      Scudder Emerging Markets Income Fund

ASSET ALLOCATION

      Scudder Pathway Series: Conservative Portfolio

      Scudder Pathway Series: Balanced Portfolio

      Scudder Pathway Series: Growth Portfolio

----------
+ The institutional class of shares is not part of the Scudder Family of Funds.
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

U.S. GROWTH AND INCOME

      Scudder Balanced Fund

      Scudder Dividend & Growth Fund

      Scudder Growth and Income Fund

      Scudder Select 500 Fund

      Scudder S&P 500 Index Fund

U.S. GROWTH

   Value

      Scudder Large Company Value Fund

      Scudder Value Fund**

      Scudder Small Company Value Fund

   Growth

      Scudder Classic Growth Fund**

      Scudder Large Company Growth Fund

      Scudder Select 1000 Growth Fund

      Scudder Development Fund

      Scudder 21st Century Growth Fund

GLOBAL EQUITY

   Worldwide

      Scudder Global Fund

      Scudder International Growth and Income Fund

      Scudder International Fund***

      Scudder Global Discovery Fund**

      Scudder Emerging Markets Growth Fund

      Scudder Gold Fund

   Regional

      Scudder Greater Europe Growth Fund

      Scudder Pacific Opportunities Fund

      Scudder Latin America Fund

      The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

   Choice Series

      Scudder Health Care Fund

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**    Only the Scudder Shares are part of the Scudder Family of Funds.
***   Only the International Shares are part of the Scudder Family of Funds.

      Scudder Technology Fund

SCUDDER PREFERRED SERIES

      Scudder Tax Managed Growth Fund

      Scudder Tax Managed Small Company Fund

      The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

      Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

      Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

      Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

      None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

      Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

      A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA:  Individual Retirement Account

      Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

      An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

      Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

      Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

      An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

      An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

      The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

      Shareholders may arrange to make periodic investments in all classes through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class R and Class S shares.

      Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 a month if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

      The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

      Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

      The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

          FEATURES AND SERVICES OFFERED BY THE AARP INVESTMENT PROGRAM

o Experienced Professional Management: The Adviser provides investment advice to the Funds.

o AARP's Commitment: the Program was designed with AARP's active participation to provide strong, ongoing representation of the members' interests and to help ensure a high level of service.

o Diversification: you may benefit from investing in one or more large portfolios of carefully selected securities.

o No Sales Commissions: the AARP Funds are no-load funds, so you pay no sales charges to purchase, transfer or redeem shares, nor do you pay Rule 12b-1 (i.e., distribution) fees.

o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

o Readily Available Account, Price, Yield and Total Return Information: You may dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

o Direct Deposit Program: you may have your Social Security or other checks received from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one Fund, you may arrange to have your regular bills that are of fixed amounts, such as rent, mortgage, or other obligations of $50 or more sent directly from your account at the end of the month.

o Personal Service and Information: professionally trained service representatives are available to help you whenever you have questions through our toll-free number, 1-800-253-2277.

o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings in the Funds and a complete listing of your transactions for the statement period.

o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

o IRA Shareholder Handbook: the IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

o A Glossary of Investment Terms: the Glossary of Investment Terms defines commonly used financial and investment terms.

o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up-to-date on economic and investment developments, and any new financial services and features of the Program.

Distributions Direct

      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds' DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

      The AARP Funds send to shareholders semiannually financial statements, which are examined annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

      Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. Similarly, an IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Direct Payment of Regular Fixed Bills

      Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Deposit Program

      Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, the Fund has followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to such tax. In certain circumstances the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

      The Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains resulting from Fund investment activity in December although an additional distribution may be made, if necessary. Distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (see "TAXES"), whether made in shares or cash.

                             PERFORMANCE INFORMATION

      From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

      Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and ten years. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
      Where:
             P     =    a hypothetical initial investment of $1,000
             T     =    Average Annual Total Return
             n     =    Number of years
             ERV   =    Ending redeemable value: ERV is the value, at the end of
                        the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Average Annual Total Return for the periods ended July 31, 2000

               One year         Five years       Ten years
                29.22%            13.87%          15.53%

Cumulative Total Return

      Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) - 1

      Where:
             C     =    Cumulative Total Return
             P     =    a hypothetical initial investment of $1,000
             ERV   =    Ending redeemable value: ERV is the value, at the end of
                        the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Cumulative Total Return for the periods ended July 31, 2000

                One year             Five years           Ten years
                 29.22%                91.43%              323.61%

Total Return

      Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

      Quotations of the Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Fund Performance

      In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

      From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

      From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

      The Fund may be advertised as an investment choice in Scudder's college planning program.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

      Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

      A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

      Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                                FUND ORGANIZATION

      The Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into five series, Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund, Scudder Technology Fund and Scudder 21st Century Growth Fund. Each Fund's shares are currently divided into two classes: Class AARP and Class S.

      The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidations. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in each Fund's prospectus.

      The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

      Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

      The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes, nor of changing the method of distribution of shares of the Fund.

      The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               INVESTMENT ADVISER

Investment Adviser

      Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

      The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

      The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

      In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.
The present investment management agreement (the "Agreement") was approved by the Trustees on July 10, 2000, and became effective October 2, 2000. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

      Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, the 1940 Act and the Internal Revenue Code of 1986, as amended and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

      Under the Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

      The Adviser pays the compensation and expenses (except those for attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees, officers and executive employees of the Fund affiliated with the Adviser and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

      Until October 1, 2000, the Fund paid the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, 0.95 of 1% of the next $500 million of such net assets, and 0.90 of 1% on such net assets in excess of $1 billion. The investment advisory fees for the fiscal years ended June 30, 1998, 1999, the one-month period ended July 31, 1999, and 2000, were $8,554,028, $7,200,092, $630,937 and $7,883,702, respectively. This was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets for the fiscal year ended July 31, 2000.

      As of October 2, 2000, the Fund pays the Adviser of fee equal to an annual rate of 0.85% of the Fund's first $1 billion of average daily net assets, 0.80% of 1% of the next $500 million of such net assets, and 0.75% of 1% of such net assets in excess ot$1.5 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

      Under the Agreement, the Fund is responsible for all of its other expenses including: fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including expenses of issuance, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

      The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens & Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of the Fund who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

      The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

      None of the Trustees or officers of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

AMA InvestmentLink(SM) Program

      Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                      TRUSTEES AND OFFICERS FOR BOTH TRUSTS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (56)         Trustee                 President, WGBH Educational Foundation            --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (48)+*          Trustee and President   Managing Director of Scudder Kemper     Director and Senior
                                                          Investments, Inc.                       Vice President

Dawn-Marie Driscoll (53)          Trustee                 Executive Fellow, Center for Business             --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates (consulting firm)

Edgar R. Fiedler (70)             Trustee                 Senior Fellow and Economic Counselor,             --
50023 Brogden                                             The Conference Board,
Chapel Hill, NC                                           Inc.(not-for-profit business research
                                                          organization)

Keith R. Fox (45)                 Trustee                 Private Equity Investor, General                  --
10 East 53rd Street                                       Partner, Exeter Group of Funds
New York, NY  10022

Joan E. Spero (55)                Trustee                 President, Doris Duke Charitable                  --
Doris Duke Charitable Foundation                          Foundation; Department of State -
650 Fifth Avenue                                          Undersecretary of State for Economic,
New York, NY  10128                                       Business and Agricultural Affairs
                                                          (March 1993 to January 1997)

Jean Gleason Stromberg (56)       Trustee                 Consultant; Director, Financial                   --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski Law
                                                          Firm (1978-1996)

Jean C. Tempel (56)               Trustee                 Managing  Director, First Light                   --
One Boston Place 23rd Floor                               Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (45)*            Trustee                 President and CEO, AARP Services, Inc.            --
601 E Street
Washington, D.C. 20004

Thomas V. Bruns (43)#             Vice President          Managing Director of Scudder Kemper               __
                                                          Investments, Inc.

James M. Eysenbach (38)@          Vice President          Managing Director of Scudder Kemper               __
                                                          Investments, Inc.

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

William F. Glavin (41)#           Vice President          Managing Director of Scudder Kemper     Vice President
                                                          Investments, Inc.

James E. Masur (40)+              Vice President          Senior Vice President of Scudder                  --
                                                          Kemper Investments, Inc.

Ann M. McCreary (43) ++           Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.

Kathryn L. Quirk (47)+            Vice President and      Managing Director of Scudder Kemper     Director, Senior Vice
                                  Assistant Secretary     Investments, Inc.                       President, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard S. Schneider (43)#         Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.

John R. Hebble (42)+              Treasurer               Senior Vice President of Scudder        Assistant Treasurer
                                                          Kemper Investments, Inc.

Brenda Lyons (37)+                Assistant Treasurer     Senior Vice President of Scudder
                                                          Kemper Investments, Inc.

Caroline Pearson (38)+            Assistant Secretary     Senior Vice President of Scudder        Clerk
                                                          Kemper Investments, Inc.; Associate,
                                                          Dechert Price & Rhoads (law firm)
                                                          1989 - 1997

John Millette (37)+               Vice President and      Vice President of Scudder Kemper                  --
                                  Secretary               Investments, Inc.

                               ADDITIONAL OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Peter Chin (58)++                 Vice President          Senior Vice President of                       --
                                                          Scudder Kemper Investments, Inc.

J. Brooks Dougherty (41)++        Vice President          Managing Director of                           --
                                                          Scudder Kemper Investments, Inc.

James E. Fenger (41)#             Vice President          Managing Director of                           --
                                                          Scudder Kemper Investments, Inc.

Sewall Hodges (__)++              Vice President          Senior Vice President of                       --
                                                          Scudder Kemper Investments, Inc.

      * Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Adviser or of the Trust, within the meaning of the Investment Company Act of 1940, as amended.
      ** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
      +  Address: Two International Place, Boston, Massachusetts
      ++ Address: 345 Park Avenue, New York, New York
      #  222 South Riverside Plaza, Chicago, Illinois
      @  101 California Street, San Francisco, California

      The Trustees and Officers of the Trusts also serve in similar capacities with other Scudder Funds.

      To the knowledge of the Trust, as of September 30, 2000, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund outstanding on such date.

      Certain accounts for which the Adviser acts as investment adviser owned ________ shares in the aggregate, or ___% of the outstanding shares on September 30, 2000. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

      To the knowledge of the Trust, as of September 30, 2000, no person owned beneficially more than 5% of the Fund's outstanding shares .

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

      The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

      Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

      The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from each Trust and from all of the Scudder funds as a group.

Name                        Scudder Securities Trust*       Investment Trust**       All Scudder Funds
----                        -------------------------       ------------------       -----------------

Henry P. Becton, Jr.***           $     0                         $31,155            $140,000 (30 funds)
Dawn-Marie Driscoll***                  0                          33,218             150,000 (30 funds)
Edgar R. Fiedler+                  945.81                               0              73,230 (29 funds)
Keith R. Fox***                    36,375                               0             160,325 (23 funds)
Joan E. Spero***                   39,625                               0             175,275 (23 funds)
Jean Gleason Stromberg                  0                               0              40,935 (16 funds)
Jean C. Tempel***                       0                          31,025             140,000 (30 funds)

* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Fund, Scudder Small Company Value Fund and Scudder 21st Century Growth Fund.
** Investment Trust consists of five funds:. Scudder Large Company Growth Fund, Scudder Growth and Income Fund, Scudder S&P 500 Index Fund, Classic Growth Fund, and Scudder Dividend & Growth Fund
*** Newly elected Trustee. On July 13, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.
+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.

      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                   DISTRIBUTOR

      The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund.

      Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

     Note: Although the Fund does not currently have a 12b-1 Plan, the Fund would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

      As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Administrative Fee

      The Fund has entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its investment management agreements with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for the Fund. One effect of these arrangements is to make the Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

      Various third party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Fund and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services.

      Scudder Kemper will pay the Service Providers for the provision of their services to the Fund and will pay other Funds' expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay Scudder Kemper an Administrative Fee.

      The Administration Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by the Fund to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper

                                      TAXES

      The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such reported gains and the individual tax credit.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.

      Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

      Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

      Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      The Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS
Brokerage Commissions

      Allocation of brokerage is supervised by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, with out any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      For the fiscal years ended June 30, 1998, 1999, the one-month period ended July 31, 1999, and 2000, the Fund paid total brokerage commissions of $632,294, $12,443,955, $22,699 and ____________, respectively. For the fiscal year ended June 30, 2000, $_________ (___% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $____________, of which $____________ (__% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover

      The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal years ended June 30, 1999, the one-month period ended July 31, 1999, and the fiscal year ended July 31, 2000 were 96.5%, 3.9% and 100%, respectively. A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

                                 NET ASSET VALUE

      The net asset value of shares for each class of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

      An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market Inc. system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

      Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

      The Financial Highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers, LLP audits the financial statements and financial highlights of the Fund and provides other audit, tax, and related services.

Shareholder Indemnification

      The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of the Fund, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      The name "Scudder Securities Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

      The CUSIP number of the Fund's Class S shares is 811196-10-4.

      The CUSIP number of the Fund's Class AARP shares is 811196-82-3.

      The Fund employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian.

      The firm of Dechert of Boston is counsel to the Trust.

      On June 7, 1999, the Board of Trustees of the Fund changed the fiscal year end for financial reporting and federal income tax purposes to July 31 from June 30.

      Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fees incurred by the Fund for the fiscal years ended June 30, 1998 and 1999, the one-month period ended July 31, 1999 and 2000 amounted to $121,851, $96,545, $7,758 and $105,995, respectively. At the fiscal year ended July 31, 2000, $9,905 was unpaid.

      Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. The Fund pays SSC an annual fee for each account maintained for a participant. The fees incurred by the Fund for the fiscal years ended June 30, 1998, 1999, the one-month period ended July 31, 1999 and 2000, amounted to $1,402,341, $1,214,414, $96,232 and $1,102,679, respectively. At the fiscal year ended July 31, 2000, $109,908 was unpaid.

      The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

      Scudder Trust Company ("STC"), an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to STC, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. The Fund pays STC an annual fee of $29.00 per shareholder account. The fees incurred by the Fund for the fiscal years ended June 30, 1998, 1999, the one-month period ended July 31, 1999 and 2000, amounted to $1,221,754, $1,319,745, $102,903 and $1,183,775 respectively. At the fiscal year ended July 31, 2000, $93,373 was unpaid.

      The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2000, are incorporated herein by reference and attached hereto, and are hereby deemed to be a part of this Statement of Additional Information.

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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SECTOR
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Scudder Choice Series

Class AARP and Class S Shares

Scudder Health Care Fund

Scudder Technology Fund











Prospectus

October 1, 2000

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder Choice Series

               How the funds work

                    2   Scudder Health Care Fund

                    6   Scudder Technology Fund

                    10  Other Policies and Risks

                    11  Who Manages and Oversees the Funds

                    15  Financial Highlights

               How to invest in the funds

                    18   How to Buy, Sell and Exchange
                         Class AARP Shares

                    20   How to Buy, Sell and Exchange
                         Class S Shares

                    22   Policies You Should Know About

                    26   Understanding Distributions and Taxes

How the funds work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers two classes of shares for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are available to all investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.scudder.com.

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ticker symbol | Class S       SCHLX          fund number | Class AARP  152
                                                         | Class S     352

Scudder Health Care Fund
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Investment Approach

The fund seeks long-term growth of capital by investing at least 80% of total assets in common stocks of companies in the health care sector. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well; the companies may be of any size and commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with innovative, cost-effective products and services, new tests or treatments, the ability to take advantage of demographic trends, and strong management.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers intend to divide the fund's holdings among the industries in the health care sector, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry.

The fund will normally sell a stock when it reaches a target price, when its fundamental factors have changed, when the managers believe other investments offer better opportunities, or in the course of adjusting its emphasis on a given health care industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in U.S. Treasury and agency debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

                          2 | Scudder Health Care Fund

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[ICON] This fund may be of interest to investors who want to gain exposure to the health care sector and are comfortable with the higher risks of a fund that focuses on an often-volatile sector.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect fund performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

     o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas, or other matters

     o    growth stocks may be out of favor for certain periods

     o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

     o    derivatives could produce disproportionate losses

     o at times, market conditions might make it hard to value some investments or to get an attractive price for them

                          3 | Scudder Health Care Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows the total returns for the fund's Class S shares' first complete calendar year. The table shows average annual total returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/1999                                Class S
--------------------------------------------------------------------------------

                                                              11.41





--------------------------------------------------------------------------------
  `90    `91    `92    `93   `94    `95    `96    `97    `98   `99
--------------------------------------------------------------------------------

2000 Total Return as of June 30: 47.14%
Best Quarter: 18.52%, Q4 1999  Worst Quarter: -6.21%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                                  1 Year         Since Inception
--------------------------------------------------------------------------------
             Fund -- Class S*                      11.41              13.11**
--------------------------------------------------------------------------------
             Index                                 21.03              19.24***
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged, capitalization-weighted index that includes 500 large-cap stocks.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

**   Since 3/2/1998.

***  Index comparison begins 3/31/1998.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

                          4 | Scudder Health Care Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

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Fee Table
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Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year
(as a % of amount redeemed, if applicable)                 1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                             0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses*                                            0.36%
                                                          ----------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses                            1.21%
--------------------------------------------------------------------------------

*    Includes a fixed rate administrative fee of 0.35%.

Information in the table has been restated to reflect a new fixed rate administrative fee.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

     1 Year           3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
     $123              $384             $665             $1,466
--------------------------------------------------------------------------------


                          5 | Scudder Health Care Fund

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ticker symbol | Class S       SCUTX          fund number | Class AARP  151
                                                         | Class S     351

Scudder Technology Fund
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Investment Approach

The fund seeks long-term growth of capital by investing at least 80% of total assets in common stocks of companies in the technology sector. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well; the companies may be of any size and commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector are computers (including software, hardware, and internet-related businesses), computer services, telecommunications, and semi-conductors.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with innovative products and services, good business models, strong management, and solid positions in their core markets.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers intend to divide the fund's holdings among the industries in the technology sector, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry.

The fund will normally sell a stock when its earnings growth rate slows, when the managers believe other investments offer better opportunities, or in the course of adjusting its emphasis on a given technology industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in U.S. Treasury and agency debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

                           6 | Scudder Technology Fund

--------------------------------------------------------------------------------
[ICON] This fund may be suitable for investors who want to gain exposure to the technology sector and who understand the risks of investing in a single sector that has shown above-average volatility.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates its investments in the industries of the technology sector increases this risk, because factors affecting that sector could affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition and rapid product obsolescence.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies which may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas, or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

                           7 | Scudder Technology Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows the total returns for the fund's Class S shares' first complete calendar year. The table shows average annual total returns for the fund's Class S shares and two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/1999                                Class S
--------------------------------------------------------------------------------

                                                               167.06





--------------------------------------------------------------------------------
  `90    `91    `92    `93   `94    `95    `96    `97    `98   `99
--------------------------------------------------------------------------------

2000 Total Return as of June 30: 17.27%
Best Quarter: 71.61%, Q4 1999      Worst Quarter: 11.34%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                                 1 Year         Since Inception
--------------------------------------------------------------------------------
Fund -- Class S*                                 167.06               98.86**
--------------------------------------------------------------------------------
Index 1                                           21.26                4.15***
--------------------------------------------------------------------------------
Index 2                                          105.07               51.74***
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index 2: Russell 2000 Technology Index, an unmanaged capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

**   Since 3/2/1998.

***  Index comparison begins 3/31/1998.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

                           8 | Scudder Technology Fund

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fund has no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year
(as a % of amount redeemed, if applicable)                 1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                             0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses*                                            0.35%
                                                          ----------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses                            1.20%
--------------------------------------------------------------------------------


*               Includes a fixed rate administrative fee of 0.35%.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

     1 Year           3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
     $122              $381             $660             $1,455
--------------------------------------------------------------------------------


                           9 | Scudder Technology Fund

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o These funds may trade securities actively. This could raise transaction costs (thus lowering performance) and could mean higher taxable distributions.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the funds, takes a team approach to asset management.
--------------------------------------------------------------------------------

Who Manages and Oversees the Funds

The investment adviser

The funds' investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

Scudder Kemper's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment adviser, Scudder Kemper receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.

Fund Name                                      Fee Paid
--------------------------------------------------------------------------------
Scudder Health Care Fund                       0.85%
--------------------------------------------------------------------------------
Scudder Technology Fund                        0.85%
--------------------------------------------------------------------------------

Each fund has entered into a new investment management agreement with Scudder Kemper. This table describes the new fee rates for each fund.

--------------------------------------------------------------------------------
Investment Management Fee
--------------------------------------------------------------------------------

Average Daily Net Assets                                   Fee Rate
--------------------------------------------------------------------------------

Scudder Health Care Fund
--------------------------------------------------------------------------------
first $500 million                                           0.85%
--------------------------------------------------------------------------------
more than $500 million                                       0.80%
--------------------------------------------------------------------------------

Scudder Technology Fund
--------------------------------------------------------------------------------
first $500 million                                           0.85%
--------------------------------------------------------------------------------
next $500 million                                            0.80%
--------------------------------------------------------------------------------
next $500 million                                            0.75%
--------------------------------------------------------------------------------
next $500 million                                            0.70%
--------------------------------------------------------------------------------
more than $2 billion                                         0.65%
--------------------------------------------------------------------------------

Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder Health Care Fund                      Scudder Technology Fund

  James E. Fenger                               J. Brooks Dougherty
  Lead Portfolio Manager                        Lead Portfolio Manager
   o Began investment career                     o Began investment career in
     in 1984                                       1984
   o Joined the adviser in 1984                  o Joined the adviser in 1993
   o Joined the fund team in 1998                o Joined the fund team in 1998

  Anne Carney                                   Robert L. Horton
   o Began investment career                     o Began investment career
     in 1988                                       in 1993
   o Joined the adviser in 1992                  o Joined the adviser in 1996
   o Joined the fund team in 1998                o Joined the fund team in 1998

  Sally A. Yanchus                              Deborah L. Koch
   o Began investment career                     o Began investment career
     in 1992                                       in 1985
   o Joined the adviser in 1997                  o Joined the adviser in 1992
   o Joined the fund team in 1998                o Joined the fund team in 1998

                                                James Burkart
                                                 o Began investment career
                                                   in 1971
                                                 o Joined the adviser in 1998
                                                 o Joined the fund team in 1999

                                                Patricia Hutchinson
                                                 o Began investment career
                                                   in 1993
                                                 o Joined the adviser in 1998
                                                 o Joined the fund team in 2000

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that each fund is managed in the best interests of its shareholders.

The following people comprise each fund's Board.

Linda C. Coughlin                      Joan E. Spero
 o Managing Director, Scudder           o President, Doris Duke
   Kemper Investments, Inc.               Charitable Foundation
  o President of each fund
                                        Jean Gleason Stromberg
Henry P. Becton, Jr.                    o Consultant
 o President, WGBH Educational
   Foundation                          Jean C. Tempel
                                        o Managing Director, First
Dawn-Marie Driscoll                       Light Capital, LLC (venture
 o Executive Fellow, Center for           capital firm)
   Business Ethics, Bentley College
 o President, Driscoll Associates      Steven Zaleznick
   (consulting firm)                    o President and Chief
                                          Executive Officer, AARP
Edgar Fiedler                             Services, Inc.
 o Senior Fellow and Economic
   Counsellor, The Conference
   Board, Inc. (not-for-profit
   business research organization)

Keith R. Fox
  o General Partner, The Exeter
   Group of Funds

Financial Highlights

These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Effective October 2, 2000 existing shares of each fund are redesignated as Class
S. Because Class AARP shares are available beginning October 2, 2000, there is no financial data for these shares as of the date of this prospectus.

Scudder Health Care Fund -- Class S

-------------------------------------------------------------------------------------
Years Ended May 31,                                     2000       1999     1998(b)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.93     $12.08     $12.00
                                                     --------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss) (a)                     (.17)      (.11)      (.01)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              5.54        .94        .09
                                                     --------------------------------
-------------------------------------------------------------------------------------
  Total from investment operations                     5.37        .83        .08
-------------------------------------------------------------------------------------
  Redemption fees                                       .02        .02         --***
-------------------------------------------------------------------------------------
Net asset value, end of period                       $18.32     $12.93     $12.08
                                                     --------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (c) (d)                              41.69       7.04        .67**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   94         47         41
-------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.89(e)    1.95       3.68*
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.83(e)    1.75       1.75*
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (1.10)      (.88)      (.40)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             142        133         68*
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period March 2, 1998 (commencement of operations) to May 31, 1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.79% and 1.75%, respectively (see Financial Statements).

*    Annualized

**   Not annualized

***  Amount is less than one half of $.01.

Scudder Technology Fund -- Class S

-------------------------------------------------------------------------------------
Years Ended May 31,                                  2000        1999      1998(b)
-------------------------------------------------------------------------------------
Net asset value, beginning of period              $19.31      $12.07      $12.00
                                                  -----------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss) (a)                  (.34)       (.17)       (.03)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          21.81        7.37         .10
                                                  -----------------------------------
-------------------------------------------------------------------------------------
  Total from investment operations                 21.47        7.20         .07
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net realized gains on investment transactions    (1.32)         --          --
-------------------------------------------------------------------------------------
  Redemption fees                                    .09         .04          --***
-------------------------------------------------------------------------------------
Net asset value, end of period                    $39.55      $19.31      $12.07
                                                  -----------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (d)                              111.79       59.90(c)      .58(c)**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               668         119          37
-------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.31(e)     1.86        3.69*
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)       1.30(e)     1.75        1.75*
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.91)      (1.11)       (.87)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           83         135         137*
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period March 2, 1998 (commencement of operations) to May 31, 1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.30% and 1.30%, respectively (see Financial Statements).

*    Annualized

**   Not annualized

***  Amount is less than one half of $.01.

How to invest in the funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

------------------------------------------------------------------------------------
Class AARP        First investment                 Additional investments
------------------------------------------------------------------------------------
                   $1,000 or more for regular      $50 or more with an Automatic
                   accounts                        Investment Plan, Payroll
                   $500 or more for IRAs           Deduction or Direct Deposit
------------------------------------------------------------------------------------
By mail           o  For enrollment forms, call    Send a personalized investment
                     1-800-253-2277                slip or short note that
                  o  Fill out and sign an          includes:
                     enrollment form               o  fund and class name
                  o  Send it to us at the          o  account number
                     appropriate address, along    o  check payable to "The AARP
                     with an investment check         Investment Program"
------------------------------------------------------------------------------------
By wire           o  Call 1-800-253-2277 for       o  Call 1-800-253-2277 for
                     instructions                     instructions
------------------------------------------------------------------------------------
By phone          --                               o  Call 1-800-253-2277 for
                                                      instructions
------------------------------------------------------------------------------------
With an automatic o  Fill in the information       o  To set up regular investments
investment plan      required on your enrollment      from a bank checking account,
                     form and include a voided        call 1-800-253-2277 (minimum
                     check                            $50)
------------------------------------------------------------------------------------
Payroll Deduction o  Select either of these        o  Once you specify a dollar
or Direct Deposit    options on your enrollment       amount (minimum $50),
                     form and submit it. You will     investments are automatic.
                     receive further instructions
                     by mail.
------------------------------------------------------------------------------------
Using QuickBuy    --                               o  Call 1-800-253-2277
------------------------------------------------------------------------------------
On the Internet   o  Go to "services and forms--   o  Call 1-800-253-2277 to ensure
                     How to Open an Account" at       you have electronic services
                     aarp.scudder.com              o  Register at aarp.scudder.com
                  o  Print out a prospectus and an o  Follow the instructions for
                     enrollment form                  buying shares with money from
                  o  Complete and return the          your bank account
                     enrollment form with your
                     check
------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
[ICON]     Regular mail:
           The AARP Investment Program, PO Box 2540, Boston, MA 02208-2540

           Express, registered or certified mail:
           The AARP Investment Program, 66 Brooks Drive, Braintree, MA
           02184-3839

           Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

------------------------------------------------------------------------------------
Class AARP         Exchanging into another fund     Selling shares
------------------------------------------------------------------------------------
                   $1,000 or more to open a new     Some transactions, including
                   account ($500 or more for IRAs)  most for over $100,000, can only be ordered in writing; if
                                                    you're in doubt, see page 24
------------------------------------------------------------------------------------
By phone           o  Call 1-800-253-2277 for       o  Call 1-800-253-2277 for
                      instructions                     instructions
------------------------------------------------------------------------------------
Using Easy-Access  o  Call 1-800- 631-4636 and      o  Call 1-800-631-4636 and
Line                  follow the instructions          follow the instructions
------------------------------------------------------------------------------------
By mail or fax     Your instructions should         Your instructions should
(see previous      include:                         include:
page)
                   o  your account number           o  your account number

                   o  names of the funds, class and o  names of the funds, class
                      number of shares or dollar       number of shares or dollar
                      amount you want to exchange      amount you want to redeem
------------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from an account,
                                                       call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-253-2277
------------------------------------------------------------------------------------
On the Internet    o  Register at aarp.scudder.com  --

                   o  Go to "services and forms"

                   o  Follow the instructions for
                      making on-line exchanges
------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------
Services For Class AARP Investors
---------------------------------------------------------------------------------------
To reach us:      o  Web site aarp.scudder.com

                  o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m. EST

                  o  Confidential fax line 1-800-821-6234, always open

                  o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Services for      o  AARP Lump Sum Service For planning and setting up a lump
participants:        sum distribution.

                  o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs.

                  o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress.

                  o  For more information, please call 1-800-253-2277.
---------------------------------------------------------------------------------------

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

------------------------------------------------------------------------------------
Class S            First investment                 Additional investments
------------------------------------------------------------------------------------
                   $2,500 or more for regular       $100 or more for regular
                   accounts                         accounts

                   $1,000 or more for IRAs          $50 or more for IRAs

                                                    $50 or more with an Automatic
                                                    Investment Plan
------------------------------------------------------------------------------------
By mail or         o  Fill out and sign an          Send a Scudder investment slip
express               application                   or short note that includes:
(see below)
                   o  Send it to us at the          o  fund and class name
                      appropriate address, along
                      with an investment check      o  account number

                                                    o  check payable to "The Scudder
                                                       Funds"
------------------------------------------------------------------------------------
By wire            o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                      instructions                     instructions
------------------------------------------------------------------------------------
By phone           --                               o  Call 1-800-SCUDDER for
                                                       instructions
------------------------------------------------------------------------------------
With an automatic  o  Fill in the information on    o  To set up regular investments
investment plan       your application and include     from a bank checking account,
                      a voided check                   call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using QuickBuy     --                               o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------
On the Internet    o  Go to "funds and prices" at   o  Call 1-800-SCUDDER to ensure
                      www.scudder.com                  you have electronic services

                   o  Print out a prospectus and a  o  Register at www.scudder.com new account application
                                                    o  Follow the instructions for
                   o  Complete and return the          buying shares with money from
                      application with your check      your bank account
------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[ICON]       Regular mail:
             The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

             Express, registered or certified mail:
             The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

             Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

------------------------------------------------------------------------------------
Class S            Exchanging into another fund     Selling shares
------------------------------------------------------------------------------------
                   $2,500 or more to open a new     Some transactions, including
                   account ($1,000 or more for      most for over $100,000, can
                   IRAs)                            only be ordered in writing; if
                                                    you're in doubt, see page 24
                   $100 or more for exchanges
                   between existing accounts
------------------------------------------------------------------------------------
By phone or wire   o Call 1-800-SCUDDER for         o  Call 1-800-SCUDDER for
                     instructions                      instructions
------------------------------------------------------------------------------------
Using SAIL(TM)     o Call 1-800-343-2890 and        o  Call 1-800-343-2890 and
                     follow the instructions           follow the instructions
------------------------------------------------------------------------------------
By mail,           Your instructions should         Your instructions should
express or fax     include:                         include:
(see previous
page)              o the fund, class, and account   o  the fund, class and account
                     number you're exchanging out of   number from which you want to
                                                       sell shares
                   o the dollar amount or number
                     of shares you want to exchange o  the dollar amount or number of shares you want to sell
                   o the name and class of the
                     fund you want to exchange into o  your name(s), signature(s)
                                                       and address, as they appear
                   o your name(s), signature(s),       on your account
                     and address, as they appear on
                     your account                   o  a daytime telephone number

                   o a daytime telephone number
------------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from a Scudder
                                                       account, call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------
On the Internet    o Register at www.scudder.com    --

                   o Follow the instructions for
                     making on-line exchanges
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or www.scudder.com (Class S).
--------------------------------------------------------------------------------

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Investment Program Automated Information
Line, at 1-800-631-4636
--------------------------------------------------------------------------------

For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The funds can only accept wires of $100 or more.

Exchanges among Scudder funds are an option for shareholders who bought their fund shares directly from Scudder and many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the funds calculate share prices

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of each fund uses the following equation:


       TOTAL ASSETS - TOTAL LIABILITIES
      ----------------------------------     = NAV
      TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

The price at which you sell shares of each fund is also that fund's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

Because the funds may invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the funds don't price their shares.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o for Class AARP and Class S shareholders, close your account and send you the proceeds if your balance falls below $1,000; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from the fund
--------------------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

 Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

Each fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

AARP Investment
Program from Scudder        Scudder Funds        SEC

PO Box 2540                 PO Box 2291          450 Fifth Street, N.W.
Boston, MA                  Boston, MA           Washington, D.C.
02208-2540                  02107-2291           20549-0102

1-800-253-2277              1-800-SCUDDER        1-202-942-8090

aarp.scudder.com            www.scudder.com      www.sec.gov



SEC File Number        811-2021

                            SCUDDER HEALTH CARE FUND

                             SCUDDER TECHNOLOGY FUND

                    Each a series of Scudder Securities Trust



--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2000



--------------------------------------------------------------------------------


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Health Care Fund and Scudder Technology Fund dated October 1, 2000, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Report to Shareholders of Scudder Health Care Fund and Scudder Technology Fund dated May 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. Please call 1-800-SCUDDER to request a copy of the Annual Report.


This Statement of Additional Information is incorporated by reference into the combined prospectus.


                                TABLE OF CONTENTS
                                                                                                                   Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies....................................................................1
         Scudder Health Care Fund.....................................................................................1
         Scudder Technology Fund......................................................................................2
         Master/feeder structure......................................................................................2
         Interfund Borrowing and Lending Program......................................................................2
         Specialized Investment Techniques............................................................................3
         Investment Restrictions.....................................................................................13

PURCHASES............................................................................................................14
         Additional Information About Opening an Account.............................................................14
         Additional Information About Making Subsequent Investments..................................................15
         Minimum Balances............................................................................................15
         Additional Information About Making Subsequent Investments By Quickbuy......................................15
         Checks......................................................................................................16
         Wire Transfer of Federal Funds..............................................................................16
         Share Price.................................................................................................16
         Share Certificates..........................................................................................17
         Other Information...........................................................................................17

EXCHANGES AND REDEMPTIONS............................................................................................18
         Exchanges...................................................................................................18
         Redemption By Telephone.....................................................................................18
         Redemption By Quicksell.....................................................................................19
         Redemption By Mail Or Fax...................................................................................20
         Redemption-in-Kind..........................................................................................20
         Special Redemption and Exchange Information.................................................................20
         Other Information...........................................................................................21

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................21
         The No-Load Concept.........................................................................................21
         Internet Access.............................................................................................21
         Dividends and Capital Gains Distribution Options............................................................22
         Transaction Summaries.......................................................................................22

THE SCUDDER FAMILY OF FUNDS..........................................................................................22

SPECIAL PLAN ACCOUNTS................................................................................................25
         Scudder Retirement Plans: Profit-Sharing and Money Purchase.................................................25
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan
              for Corporations and Self-Employed Individuals.........................................................26
         Scudder IRA: Individual Retirement Account..................................................................26
         Scudder Roth IRA: Individual Retirement Account.............................................................26
         Scudder 403(b) Plan.........................................................................................27
         Automatic Withdrawal Plan...................................................................................27
         Group or Salary Deduction Plan..............................................................................27
         Automatic Investment Plan...................................................................................27
         Uniform Transfers/Gifts to Minors Act.......................................................................28

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................29

PERFORMANCE INFORMATION..............................................................................................29
         Average Annual Total Return.................................................................................29
         Cumulative Total Return.....................................................................................30
         Total Return................................................................................................30
         Comparison of Fund Performance..............................................................................31

                                       i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page

ORGANIZATION OF THE FUNDS............................................................................................31

INVESTMENT ADVISER...................................................................................................32
         AMA InvestmentLink(SM) Program..............................................................................35
         Code of Ethics..............................................................................................35

TRUSTEES AND OFFICERS................................................................................................36

REMUNERATION.........................................................................................................38
         Responsibilities of the Board -- Board and Committee Meetings...............................................38
         Compensation of Officers and Trustees.......................................................................39

DISTRIBUTOR..........................................................................................................39
         Administrative Fee..........................................................................................40

TAXES................................................................................................................41

PORTFOLIO TRANSACTIONS...............................................................................................44
         Brokerage Commissions.......................................................................................44
         Portfolio Turnover..........................................................................................46

NET ASSET VALUE......................................................................................................46

ADDITIONAL INFORMATION...............................................................................................47
         Experts.....................................................................................................47
         Other Information...........................................................................................47

FINANCIAL STATEMENTS.................................................................................................48


                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES



         Scudder Health Care Fund and Scudder Technology Fund (each a "Fund," collectively the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust"), an open-end management investment company, which continuously offers and redeems shares at net asset value ("NAV"). Each Fund is a company of the type commonly known as a mutual fund. The combined prospectus and this Statement of Additional Information for the Funds each offer two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. On October 2, 2000, shares of Scudder Health Care Fund and Scudder Technology Fund were redesignated as Class S shares of their respective funds. Shares of Class AARP are especially designed for members of AARP.


         Except as otherwise indicated, each Fund's objective and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that either Fund will achieve its objective. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs.


         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing a Fund's assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.


General Investment Objective and Policies

Scudder Health Care Fund

         Scudder Health Care Fund's ("Health Care Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies that are engaged primarily in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. Health Care Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

         Health Care Fund invests in the equity securities of health care companies located throughout the world. In the opinion of the Adviser, investments in the health care industry offer potential for significant growth due to favorable demographic trends, technological advances in the industry, and innovations by companies in the diagnosis and treatment of illnesses.


         Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

         The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.

Scudder Technology Fund

         Scudder Technology Fund's ("Technology Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies engaged in the development, production or distribution of technology-related products or services. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services.


         Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.


         The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.

Master/feeder structure.

         The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program

         The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Specialized Investment Techniques


Concentration. Each Fund "concentrates," for purposes of the Investment Company Act of 1940 (the "1940 Act"), its assets in securities related to a particular industry (see list on page 1 for Health Care Fund and page 2 for Technology
Fund), which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. For a more detailed discussion of the risks associated with a particular industry, please see "THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES."


Common Stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


IPO risk: Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve a Fund's objective of long-term capital appreciation, each Fund may invest up to 20% of that Fund's total assets in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. Each Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser.

Convertible Securities. Each Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.

         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. It is a fundamental policy of each Fund not to borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         As a matter of non-fundamental policy, a Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although a Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.


Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets.


Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be of good standing, and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify their risks. The value of the securities loaned will not exceed 5% of the value of a Fund's total assets at the time any loan is made.

Real Estate Investment Trusts. The Health Care Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Short Sales Against the Box. Each Fund may make short sales of common stocks if, at all times when a short position is open, the applicable Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds.

Depository Receipts. Each Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") and other types of Depository Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depository Receipts"). Prices of unsponsored Depositary Receipts may be more volatile than if the issuer of the underlying securities sponsored them. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.


WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is a Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Funds do not believe that their net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in each Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that each Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

         Except when each Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

         OTC options entered into by each Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, each Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions


         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Each Fund has elected to be classified as a non-diversified series of an open-end investment company. Each Fund's policy to "concentrate" its assets in securities related to a particular industry is a fundamental policy.


         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

         As a matter of fundamental policy, each Fund may not:


         (1)      borrow money,  except as permitted  under the 1940 Act, and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (5) purchase physical commodities or contracts related to physical commodities; or

         (6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         Each Fund may not, as a matter of nonfundamental policy:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (7) lend portfolio securities in an amount greater than 5% of its total assets.

                                    PURCHASES

Additional Information About Opening an Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.


         The minimum initial purchase amount is less than $2,500 for Class S under certain plan accounts and is $1,000 for Class AARP.

Additional Information About Making Subsequent Investments


         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to a Fund.


Minimum Balances


         Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by each Fund's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         The  Funds  reserve  the  right,   following  60  days'
written notice to applicable shareholders, to:

         o for Class S, assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and


         o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

         Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments By Quickbuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.


         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

         Investors interested in making subsequent investments in Class AARP should call 1-800-253-2277 for further instruction.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately, and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

         There is no sales charge in connection with the purchase of shares of any class of the Funds.

Share Certificates


         Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to a Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Other Information


         Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.


         The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status), will be returned to the investor. The Funds reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges


         Exchanges are comprised of a redemption from one Scudder Fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.


         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (for Class S) or 1-800-253-2277 (Class AARP).

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption By Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.


         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


         Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By Quicksell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, Shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption By Mail Or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind


         The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Special Redemption and Exchange Information

         In general, shares of each Fund may be exchanged or redeemed at net asset value. However, shares of each Fund held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. Each Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders


Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC has by order permitted such a suspension for the protection of the Trust's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder uses the phrase no-load to distinguish Scudder funds and classes from other no-load funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

Internet Access


World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.


Account Access -- The Adviser is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         The Adviser's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web sites. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.


         Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the Fund.


         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct
Distributions  Program.  Shareholders  who elect to  participate  in the  Direct
Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's family of funds follows.


MONEY MARKET

         Scudder U.S. Treasury Money Fund

         Scudder Cash Investment Trust

         Scudder Money Market Series+

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund

TAX FREE

         Scudder Medium Term Tax Free Fund

         Scudder Managed Municipal Bonds

         Scudder High Yield Tax Free Fund **

         Scudder California Tax Free Fund*

         Scudder Massachusetts Tax Free Fund*

         Scudder New York Tax Free Fund*

         U.S. INCOME

         Scudder Short Term Bond Fund

         Scudder GNMA Fund

         Scudder Income Fund

         Scudder Corporate Bond Fund

         Scudder High Yield Bond Fund

GLOBAL INCOME

         Scudder Global Bond Fund

         Scudder Emerging Markets Income Fund

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio

         Scudder Pathway Series: Balanced Portfolio

-----------------------------
+        The institutional  class of shares is not part of the Scudder Family of
         Funds.
**       Only the Scudder Shares are part of the Scudder Family of Funds.
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME

         Scudder Balanced Fund

         Scudder Dividend & Growth Fund

         Scudder Growth and Income Fund

         Scudder Select 500 Fund

         Scudder S&P 500 Index Fund

U.S. GROWTH

     Value

         Scudder Large Company Value Fund

         Scudder Value Fund**

         Scudder Small Company Stock Fund

         Scudder Small Company Value Fund

     Growth

         Scudder Capital Growth Fund

         Scudder Classic Growth Fund**

         Scudder Large Company Growth Fund

         Scudder Select 1000 Growth Fund

         Scudder Development Fund

         Scudder 21st Century Growth Fund

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund

         Scudder International Fund***

         Scudder Global Discovery Fund**

-----------------------------
**       Only the  Scudder  Shares are part of the Scudder  Family of Funds.
**       Only the Scudder Shares are part of the Scudder Family of Funds.
***      Only the International Shares are part of the Scudder Family of Funds.

         Scudder Emerging Markets Growth Fund

         Scudder Gold Fund

     Regional

         Scudder Greater Europe Growth Fund

         Scudder Pacific Opportunities Fund

         Scudder Latin America Fund

         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series

         Scudder Health Care Fund

         Scudder Technology Fund


         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase

         Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension

Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for
Corporations and Self-Employed Individuals

         Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

         Shares of a Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

         Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan


         Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.


         Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 a month if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

         If a Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such an amount.

         Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by a Fund, to the extent permissible, as part of that Fund's deduction for dividend paid on its federal tax return.

         The Trust intends to distribute a Fund's investment company taxable income and any net realized capital gains in November or December, although an additional distribution may be made if necessary. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year and the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

                    T        =        Average Annual Total Return
                    P        =        a hypothetical initial payment of $1,000
                    n        =        number of years
                    ERV      =        ending  redeemable  value:  ERV  is the
                                      value,   at  the  end  of  the  applicable
                                      period,    of   a   hypothetical    $1,000
                                      investment made at the beginning of the applicable period.

          Average Annual Total Return for the period ended May 31, 2000


                                                   One Year              Life of Fund

Scudder Health Care Fund - Class S ^(1)*            41.69%                  20.69%
Scudder Technology Fund - Class S ^(1)*             111.79%                 72.44%

^(1)     For the period beginning March 2, 1998 (commencement of operations).

* Since Class AARP is a new class of each Fund, no performance information is available. However, Class AARP shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that expenses differ.



Cumulative Total Return

         Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

                    C        =       Cumulative Total Return
                    P        =       a hypothetical initial investment of $1,000
                    ERV      =       ending  redeemable  value:  ERV  is the
                                     value,   at  the  end  of  the  applicable
                                     period,    of   a   hypothetical    $1,000
                                     investment made at the beginning of the applicable period.

           Cumulative Total Return for the period ended May 31, 2000


                                                One Year                 Life of Fund
                                                --------                 ------------

Scudder Health Care Fund^(1)*                     41.69%                     52.67%
Scudder Technology Fund^(1)*                     111.79%                    240.63%

(1)      For the period beginning March 2, 1998 (commencement of operations).
* The Adviser maintained expenses for each Fund for the fiscal period ended May 31, 1999. The cumulative total return for the life of each Fund, had the Adviser not maintained Fund expenses, would have been lower.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

         Quotations of a Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of a Fund's expenses.

Comparison of Fund Performance


         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Trust, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.


         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds.

                            ORGANIZATION OF THE FUNDS


         The combined prospectus and this Statement of Additional Information for the Funds each offer two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. On October 2, 2000, shares of Scudder Health Care Fund and Scudder Technology Fund were redesignated as Class S shares of their respective funds.

         The Funds are non-diversified series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into five series: Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund, Scudder Health Care Fund and Scudder Technology Fund.

         The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of the Funds (or class thereof) has equal rights with each other share of that Fund (or class) as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.


         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

         The Trustees, in their discretion, may authorize the division of shares of the Funds (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         The Declaration of Trust provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of a Fund, that a Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that a Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

                               INVESTMENT ADVISER

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in

Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.


         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open- and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which a Fund may invest, the conclusions and investment decisions of the Adviser with respect to a Fund are based primarily on the analyses of its own research department.


         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.


         In certain cases, the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.




         On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Upon consummation of this transaction, the Funds' existing investment management agreements with Scudder Kemper were deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the date of execution and termination. These agreements became effective on September 7, 1998 upon the termination of the then current investment management agreements and were approved at a shareholder meeting held on December 15, 1998.


         The Agreements dated October 2, 2000 will continue in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.


         Under the Agreements, the Adviser regularly provides a Fund with continuing investment management for a Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to a Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.



         The Adviser pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Trust affiliated with the Adviser and makes available, without expense to the Funds, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.


         For these services, Health Care Fund and Technology Fund will each pay the Adviser an annual fee equal to 0.85% of the relevant Fund's average daily net assets payable monthly, provided each Fund will make interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser had agreed until September 30, 2000 to maintain the total annualized expenses of each of the Health Care Fund and Technology Fund at no more than 1.75%, of the average daily net assets of each Fund. For the year ended May 31, 2000, the Adviser did not impose a portion of its management fee for Health Care Fund, which amounted to $16,645, and the amount imposed aggregated $492,222. For the year ended May 31, 2000, the management fee for Technology Fund amounted to $3,470,232.


         Under the Agreements, the Funds are responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds' accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Funds who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Funds may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. The Funds are also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of Funds with respect thereto.

         The Agreements identify the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Funds, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

         In reviewing the terms of the Agreements and in discussions with the Adviser concerning such Agreements, the Trustees of the Trust who are not "interested persons" of the Adviser are represented by independent counsel at the Funds' expense.

         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of that Fund.

         The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.


         Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.



Code of Ethics

         The Fund, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (56)         Trustee                 President, WGBH Educational Foundation            --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (48)+*          President and Trustee   Managing Director of Scudder Kemper     Director and Senior
                                                          Investments, Inc.                       Vice President

Dawn-Marie Driscoll (53)          Trustee                 Executive Fellow, Center for Business             --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates

Edgar R. Fiedler (70)             Trustee                 Senior Fellow and Economic Counselor,             --
50023 Brogden                                             The Conference Board, Inc.
Chapel Hill, NC

Keith R. Fox (45)                 Trustee                 General Partner, Exeter Group of                  --
10 East 53rd Street                                       Funds
New York, NY  10022

Joan E. Spero (55)                Trustee                 President, Doris Duke Charitable                  --
Doris Duke Charitable Foundation                          Foundation; Department of State -
650 Fifth Avenue                                          Undersecretary of State for Economic,
New York, NY  10128                                       Business and Agricultural Affairs
                                                          (March 1993 to January 1997)

Jean Gleason Stromberg (56)       Trustee                 Consultant; Director, Financial                   --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski (law
                                                          firm) (1978-1996)

Jean C. Tempel (56)               Trustee                 Managing  Director, First Light                   --
One Boston Place 23rd Floor                               Capital (venture capital firm)
Boston, MA 02108

Steven Zaleznick (45)*            Trustee                 President and CEO, AARP Services, Inc.            --
601 E Street
Washington, D.C. 20004

Ann M. McCreary (43) ++           Vice President          Managing Director of Scudder Kemper               --
                                                          Investments, Inc.

John R. Hebble (42)+              Treasurer               Senior Vice President of Scudder        Assistant Treasurer
                                                          Kemper Investments, Inc.

                                       36

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Caroline Pearson (38)+            Assistant Secretary     Senior Vice President of Scudder        Clerk
                                                          Kemper Investments, Inc.; Associate,
                                                          Dechert Price & Rhoads (law firm)
                                                          1989 - 1997

John Millette (37)+               Vice President and      Vice President of Scudder Kemper        --
                                  Secretary               Investments, Inc.

Thomas V. Bruns (43)***           Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

William F. Glavin (41) +          Vice President          Managing Director of Scudder Kemper     Vice President
                                                          Investments, Inc.

James E. Masur (40) +             Vice President          Senior Vice President of Scudder        --
                                                          Kemper Investments, Inc.

Kathryn L. Quirk (47) ++          Vice President and      Managing Director of Scudder Kemper     Senior Vice President,
                                  Assistant Secretary     Investments, Inc.                       Director, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard Schneider (43) +           Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

Brenda Lyons (37) +               Assistant Treasurer     Senior Vice President of Scudder        --
                                                          Kemper Investments, Inc.

Peter Chin (58) ++                Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

J. Brooks Dougherty (41) ++       Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

James M. Eysenbach (38) #         Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

James E. Fenger (41) ***_         Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.

Sewall Hodges (45) ++             Vice President          Managing Director of Scudder Kemper     --
                                                          Investments, Inc.


         *    Ms.  Coughlin and Mr.  Zaleznick  are  considered by the Funds and their  counsel to be persons who are  "interested  persons" of the
              Adviser or of the  Trust,  within  the  meaning of the  Investment
              Company Act of 1940, as amended.
         **   Unless  otherwise  stated,  all of the Trustees and officers  have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
         +    Address:    Two   International   Place,   Boston,
              Massachusetts
         ++   Address:  345 Park Avenue, New York, New York


       ***  Address:   222  South  Riverside   Plaza,   Chicago, Illinois
         #  Address:   101  California  Street  Suite  4100  San Francisco,
            California

         The Trustees and officers of the Funds also serve in similar capacities with other Scudder Funds.


         As of August 31, 2000, all Trustees and officers of the Funds, as a group, owned beneficially (as that term is defined in Section 13 (d) of the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of Scudder Technology Fund and Scudder Health Care Fund.

         As of August 31, 2000, all Trustees and officers of the Funds, as a group owned beneficially, as that term is defined in Section 13 (d) of the Securities Exchange Act of 1934) less than 1% the outstanding shares of any class of Scudder Technology Fund and Scudder Health Care Fund.

         To the best of the Trust's knowledge, except at stated below, no person owned of record more than 5% or more of the outstanding shares of any class of any Fund. They may be deemed to be the beneficial owner of certain of these shares.

---------------------------- -------------------------- -------------- ---------------------- ------------------------
NAME                         FUND                       CLASS          SHARES                 PERCENTAGE
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Charles Schwab & Co.         Technology Fund            S              1,585,306              8.96%
101 Montgomery Street
San Francisco, CA 94101
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Charles Schwab & Co.         Health Care Fund           S              1,870,692              23.2%
101 Montgomery Street
San Francisco, CA 94101

---------------------------- -------------------------- -------------- ---------------------- ------------------------



                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees




         Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from the Trust and from all of the Scudder funds as a group.

Name                                            Scudder              All Scudder Funds
----                                            -------              -----------------
                                               Securities
                                               ----------
                                                 Trust*
                                                 ------

Henry P. Becton, Jr. **                            $0               $140,000 (30 funds)
Dawn-Marie Driscoll**                              $0               $150,000 (30 funds)
Edgar R. Fiedler**                                $945              $73,230 (29 funds)+
Keith R. Fox                                     $36,375            $160,325 (23 funds)
Joan E. Spero                                    $39,625            $175,275 (23 funds)
Jean Gleason Stromberg**                           $0                $40,935 (16 funds)
Jean C. Tempel**                                   $0               $140,000 (30 funds)


* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Fund, Scudder Small Company Value Fund and Scudder 21st Century Growth Fund.

** Newly-elected Trustee. On July 11, 2000, shareholders of each Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly constituted Board of Trustees.
+ Mr. Fielder's compensation includes the $9,900 accrued but not received, through the deferred compensation program.


         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR


         The Trust has an underwriting agreement with Scudder Investor Services, Inc., a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of a Fund. The underwriting agreement was last approved by the Trustees on July 10, 2000.


         Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Funds, unless a Rule 12b-1 Plan is in effect which provides that the Funds shall bear some or all of such expenses.

         Note: Although the Funds do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Funds would also pay those fees and expenses permitted to be paid or assumed by the Funds pursuant to a 12b-1 Plan, if any, were adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Funds on a continuous basis to investors in all states in which shares of a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Funds.

Administrative Fee




         Each Fund has entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by a Fund (other than those provided by Scudder Kemper under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") 0.35% of its average daily net assets for each Fund. One effect of these arrangements is to make each Fund's future expense ratio more predictable. The Administrative Fee became effective on October 2, 2000 for each of the Funds. The details of the proposal (including expenses that are not covered) are set out below.

         Various third party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services.


         Scudder Kemper will pay the Service Providers for the provision of their services to the Funds and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay Scudder Kemper an Administrative Fee.

         Each Administration Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by a Fund to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

         Certain expenses of the Funds will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

                                      TAXES

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such since its inception. They intend to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, that Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income (up to $2,250 per individual for married couples if only one spouse has earned income) for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year. (Different provisions may apply to Roth IRAs. See discussion above under Special Plan Accounts.)

         Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in the Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.


         Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. Moreover, on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.


         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

         Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, or if certain conditions are met.

         Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated are ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their face value (the "original issue discount") is considered to be income to a Fund each year, even thought the Fund will not receive cash interest payments from the securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Funds which must be distributed to shareholders in order to maintain the qualification of the Funds as regulated investment companies and to avoid federal income tax at the Fund's level.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or deposition, would be taxed to a Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of a foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, each Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds a Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gains on dispositions as ordinary income which is not subject to a fund-level tax when distributed to shareholders as a dividend. Alternatively, the Funds may elect to include as income and gains their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Dividend and interest income received by a Fund from services outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate those foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

         Each Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of a Fund may be subject to state and local taxes on distributions received from that Fund and on redemptions of the Fund's shares.


         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, with out any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.




         In the fiscal period ended May 31, 1999, Scudder Health Care Fund paid brokerage commissions of $74,815 and Scudder Technology Fund paid brokerage commissions of $75,697. In the fiscal period ended May 31, 2000, Scudder Health Care Fund paid brokerage commissions of $107,532 and Scudder Technology Fund paid brokerage commissions of $212,095.

         For Scudder Health Care Fund, for the fiscal period ended May 31, 1999, $39,415 (53% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $120,200,875 (53% of all transactions). For Scudder Health Care Fund, for the fiscal period ended May 31, 2000, $68,820 (64% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $130,315,477 (67% of all transactions).

         For Scudder Technology Fund, for the fiscal period ended May 31, 1999, $53,131 (70% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $208,104,964 (72% of all transactions). For Scudder Technology Fund, for the fiscal period ended May 31, 2000, $172,702 (81% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $688,292,450 (67% of all transactions).

         The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal period ended May 31, 1999 for Scudder Health Care Fund and Scudder Technology Fund were 132.8% and 134.9%, respectively. For the fiscal period ended May 31, 2000 the rates for Scudder Health Care Fund and Scudder Technology Fund were 142% and 83%, respectively. Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet a Fund's objective.


                                 NET ASSET VALUE


         The net asset value of each class of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money-market instruments, are valued at prices supplied by the Funds' pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money-market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of a Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION
Experts


         The financial highlights of each Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.


Other Information

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.


         The CUSIP number of Class S shares of Scudder Health Care Fund is 811196-60-9.

         The CUSIP number of Class S shares of Scudder Technology Fund is 811196-70-8.

         The CUSIP number of Class AARP shares of Scudder Health Care Fund is 811196-86-4.

         The CUSIP number of Class AARP shares of Scudder Technology Fund is 811196-85-6.


         Each Fund has a fiscal year end of May 31.


         Dechert acts as counsel for the Funds.


         The Funds employ State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as Custodian.


         Costs  of  $28,000  and  $28,000  incurred  by  Health  Care  Fund  and
Technology Fund, respectively, in conjunction with their organization are amortized over the five-year period beginning January 5, 1998.

         Scudder   Service   Corporation   ("SSC"),   P.O.  Box  2291,   Boston,
Massachusetts, 02107-2291, a subsidiary of the Adviser, is the transfer and dividend disbursing agent for the Funds. SSC also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Funds each pay Service Corporation an annual fee for each account maintained for a participant. For the year ended May 31, 1999, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund aggregating $303,720 and $402,981, respectively, of which $145,156 and $208,103, respectively, was unpaid at May 31, 1999. For the year ended May 31, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund aggregating $334,505 and $1,304,080, respectively, of which $33,571 and $250,338, respectively, was unpaid at May 31, 2000.


         The Fund(s), or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

         Annual service fees are paid by the Funds to Scudder Trust Company, Two International Place, Boston, Massachusetts, 02110-4103, an affiliate of the Adviser, for certain retirement plan accounts.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset values for the Funds. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended May 31, 1999, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund aggregating $37,500 and $39,654, respectively, of which $3,125, $3,125 and $3,517, respectively, was unpaid at May 31, 1999. . For the year ended May 31, 2000, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund aggregating $43,815 and $73,522, respectively, of which $6,889 and $15,984, respectively, was unpaid at May 31, 2000.


         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolios, of Scudder Health Care Fund and Scudder Technology Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated May 31, 2000 are incorporated herein by reference, and are hereby deemed to be a part of this Statement of Additional Information.

SCUDDER
INVESTMENTS(SM)
[LOGO]



------------------------
EQUITY/VALUE
------------------------
Class AARP and Class S Shares

Scudder Small Company
Value Fund

Scudder Large Company
Value Fund






Prospectus
October 1, 2000


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                      How the funds work

                       2   Scudder Small Company Value Fund

                       6   Scudder Large Company Value Fund

                      10   Other Policies and Risks

                      11   Who Manages and Oversees the Funds

                      14   Financial Highlights

                      How to invest in the funds

                      18   How to Buy, Sell and Exchange
                           Class AARP Shares

                      20   How to Buy, Sell and Exchange
                           Class S Shares

                      22   Policies You Should Know About

                      27   Understanding Distributions and Taxes

How the funds work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers two classes of shares for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are available to all investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.scudder.com.

--------------------------------------------------------------------------------
ticker symbol | Class S      SCSUX      fund number | Class S      078


Scudder Small Company Value Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital by investing at least 90% of total assets in undervalued common stocks of small U.S. companies. These are companies that are similar in size to those in the Russell 2000 Index (typically less than $2 billion in total market value).

The portfolio managers begin by searching for small companies, such as those in the Russell 2000 Index, that appear to be undervalued. A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.


The managers then assemble the fund's portfolio from among the qualifying stocks, using a portfolio optimizer -- sophisticated portfolio management software that analyzes the return and risk characteristics of each stock and the overall portfolio.


The managers diversify the fund's investments among many industries and among many companies (typically over 150).

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS


Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.


                      2 | Scudder Small Company Value Fund

--------------------------------------------------------------------------------
[ICON] This fund is designed for long-term investors who are looking for a fund that takes a value approach to investing in small company stocks.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas or other matters


o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


                      3 | Scudder Small Company Value Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.


------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'96     23.84
'97     37.01
'98     -5.54
'99    -11.75

2000 Total Return as of June 30: -6.41%
Best Quarter: 17.56%, Q2 1997     Worst Quarter: -17.31%, Q3 1998

------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                                          1 Year       Since Inception
------------------------------------------------------------------------
Fund -- Class S*                          -11.75          9.68**
------------------------------------------------------------------------
Index 1                                    21.26         15.02***
------------------------------------------------------------------------
Index 2                                    -1.49         11.60***
------------------------------------------------------------------------


Index 1: The Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

**       Fund inception: 10/6/1995.

***      Index comparisons begin 10/31/1995.

In the chart, total returns from 1996 through 1997 and for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1997 and for 1999 would have been lower if operating expenses hadn't been reduced.



                      4 | Scudder Small Company Value Fund

How Much Investors Pay


This fund has no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than a year
(as a % of amount redeemed, if applicable)                     1.00%
------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
------------------------------------------------------------------------
Management Fee                                                 0.75%
------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
------------------------------------------------------------------------
Other Expenses*                                                0.45%
                                                            ------------
------------------------------------------------------------------------
Total Annual Operating Expenses                                1.20%
------------------------------------------------------------------------


*        Includes a fixed rate administrative fee of 0.45%.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on August 28, 2000.


------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year            3 Years           5 Years          10 Years
------------------------------------------------------------------------
       $122              $381              $660             $1,455
------------------------------------------------------------------------



                      5 | Scudder Small Company Value Fund

--------------------------------------------------------------------------------
ticker symbol | Class S      SCDUX        fund number | Class S       049

Scudder Large Company Value Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing at least 65% of net assets in common stocks and other equities of large U.S. companies (those with a market value of $1 billion or more).

In choosing stocks, the portfolio managers begin by using a computer model. Examining the companies in the Russell 1000 Index, the model seeks those whose market values, when compared to factors such as earnings, book value and sales, place them in the most undervalued 40% of companies in the index.


To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the fund's portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.


The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its exposure to a given industry.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS


While the fund invests mainly in common stocks, it may also invest up to 20% of assets in debt securities, including convertible bonds and junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).


Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.



                      6 | Scudder Large Company Value Fund

--------------------------------------------------------------------------------
[ICON] This fund is designed for long-term investors who favor a value investment style and want broadly diversified exposure to large company stocks.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. market. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. When large company stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas or other matters


o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them



                      7 | Scudder Large Company Value Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90          -16.98
'91           42.96
'92            7.09
'93           20.07
'94           -9.87
'95           31.64
'96           19.55
'97           32.54
'98            9.50
'99            4.66

2000 Total Return as of June 30: -2.16%
Best Quarter: 19.78%, Q1 1991     Worst Quarter: -22.26%, Q3 1990


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------

                                 1 Year        5 Years      10 Years
------------------------------------------------------------------------
Fund -- Class S*                  4.66          19.04         12.64
------------------------------------------------------------------------
Index                             7.35          23.07         15.60
------------------------------------------------------------------------

Index: The Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.



                      8 | Scudder Large Company Value Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------


Shareholder Fees (paid directly from your investment)          None
------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
------------------------------------------------------------------------
Management Fee                                                 0.59%
------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
------------------------------------------------------------------------
Other Expenses*                                                0.30%
                                                            ------------
------------------------------------------------------------------------
Total Annual Operating Expenses                                0.89%
------------------------------------------------------------------------


*        Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management fee rate.


------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year            3 Years           5 Years          10 Years
------------------------------------------------------------------------
       $91               $284              $493             $1,096
------------------------------------------------------------------------




                      9 | Scudder Large Company Value Fund

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the funds, takes a team approach to asset management.
--------------------------------------------------------------------------------

Who Manages and Oversees the Funds

The investment adviser

The funds' investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

Scudder Kemper's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment adviser, Scudder Kemper receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.


Fund Name                                                 Fee Paid
------------------------------------------------------------------------
Scudder Small Company Value Fund                           0.25%*
------------------------------------------------------------------------
Scudder Large Company Value Fund                           0.62%
------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Each fund has entered into a new investment management agreement with Scudder Kemper. This table describes the fee rates for each fund and the effective date of these agreements.

------------------------------------------------------------------------
Scudder Small Company Value Fund
------------------------------------------------------------------------
New Investment Management Fee as of August 28, 2000
------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
------------------------------------------------------------------------
first $500 million                                         0.75%
------------------------------------------------------------------------
more than $500 million                                     0.70%
------------------------------------------------------------------------
Scudder Large Company Value Fund
------------------------------------------------------------------------
New Investment Management Fee as of October 2, 2000
------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
------------------------------------------------------------------------
first $1.5 billion                                        0.600%
------------------------------------------------------------------------
next $500 million                                         0.575%
------------------------------------------------------------------------
more than $2 billion                                      0.550%
------------------------------------------------------------------------

Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.


Scudder Small Company Value Fund    Scudder Large Company Value Fund

  James M. Eysenbach                  Lois R. Roman
  Lead Portfolio Manager              Lead Portfolio Manager
  o  Began investment career           o Began investment career
     in 1984                             in 1988
  o  Joined the adviser in 1991        o Joined the adviser in 1994
  o  Joined the fund team in 1995      o Joined the fund team in 1995

  Calvin S. Young                     Jonathan Lee
  o  Began investment career           o Began investment career
     in 1987                             in 1990
  o  Joined the adviser in 1990        o Joined the adviser in 1999
  o  Joined the fund team in 1998      o Joined the fund team in 1999

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that each fund is managed in the best interests of its shareholders.

The following people comprise each fund's Board.



Linda C. Coughlin                         Keith R. Fox
 o Managing Director, Scudder              o General Partner, The Exeter
   Kemper Investments, Inc.                  Group of Funds
 o President of each fund
                                          Joan E. Spero
Henry P. Becton, Jr.                       o President, Doris Duke
 o President, WGBH Educational               Charitable Foundation
   Foundation
                                          Jean Gleason Stromberg
Dawn-Marie Driscoll                        o Consultant
 o Executive Fellow, Center for
   Business Ethics, Bentley College       Jean C. Tempel
 o President, Driscoll Associates          o Managing Director, First
   (consulting firm)                         Light Capital, LLC (venture
                                             capital firm)
Edgar Fiedler
 o Senior Fellow and Economic             Steven Zaleznick
   Counsellor, The Conference              o President and Chief
   Board, Inc. (not-for-profit               Executive Officer, AARP
   business research organization)           Services, Inc.

Financial Highlights


These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover). The existing shares of Scudder Small Company Value Fund and Scudder Large Company Value Fund were redesignated as Class S on August 28, 2000 and October 2, 2000, respectively. Because Class AARP shares were not available for either fund until October 2, 2000, there is no financial data for these shares as of the date of this prospectus.

Scudder Small Company Value Fund -- Class S

---------------------------------------------------------------------------------------------
                                     2000(b)    1999(c)    1998(d)  1997(d)   1996(e)
---------------------------------------------------------------------------------------------
Net asset value, beginning of period  $19.40    $17.65      $19.58   $13.57   $12.00
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------
  Net investment income (loss) (a)       .02       .02         .07      .01      .07
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    (2.83)     1.90       (1.71)    6.03     1.53
                                    ---------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total from investment operations     (2.81)     1.92       (1.64)    6.04     1.60
---------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------
  Net investment income                 (.02)     (.05)       (.02)    (.03)    (.05)
---------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --      (.14)       (.30)    (.01)      --
                                    ---------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total distributions                   (.02)     (.19)       (.32)    (.04)    (.05)
---------------------------------------------------------------------------------------------
  Redemption fees                        .01       .02         .03      .01      .02
---------------------------------------------------------------------------------------------
Net asset value, end of period        $16.58    $19.40      $17.65   $19.58   $13.57
                                    ---------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Return (%)                      (14.43)(f) 10.96(f)(g) (8.45)   44.67(f) 13.54(f)(g)**
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             161       294         237      123       41
---------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.84(h)   1.59*       1.39     1.63     2.61*
---------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.32(h)   1.32*       1.39     1.50     1.50*
---------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .12       .11*        .31      .07      .67*
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               29        34*         23       44       34*
---------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended July 31, 2000.

(c) For the eleven months ended July 31, 1999. On September 16, 1998, the Trustees of the Fund changed the fiscal year end from August 31 to July 31.

(d)      For the year ended August 31.

(e) For the period of October 6, 1995 (commencement of operations) to August 31, 1996.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.25%, respectively (see Financial Statements).

*        Annualized

**       Not annualized

Scudder Large Company Value Fund -- Class S

-------------------------------------------------------------------------------------
                              2000(a)(b)1999(a)(c)1998(a)(d)1997(a)(d)1996(d) 1995(d)
-------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $30.05    $25.65    $28.98    $22.64    $22.92  $19.54
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)   .33       .30(e)    .36       .38       .36     .13
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                 (1.73)     6.38     (1.59)     8.60      2.94    3.98
                              -------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                   (1.40)     6.68     (1.23)     8.98      3.30    4.11
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income         (.39)     (.18)     (.24)     (.16)     (.08)     --
-------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      (1.45)    (2.10)    (1.86)    (2.48)    (3.50)   (.73)
                              -------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions          (1.84)    (2.28)    (2.10)    (2.64)    (3.58)   (.73)
-------------------------------------------------------------------------------------
Net asset value, end
of period                     $26.81    $30.05    $25.65    $28.98    $22.64  $22.92
                              -------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)               (4.61)    26.79**   (4.54)    43.06     15.94   21.96
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   2,078     2,555     1,997     2,213     1,651   1,492
-------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .95(f)    .87*      .88       .93       .92     .98
-------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .94(f)    .87*      .88       .93       .92     .98
-------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)               1.20      1.25*     1.25      1.51      1.62     .62
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)       46        35*       40        43       151     154
-------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended July 31, 2000.

(c) For the ten months ended July 31, 1999. On June 7, 1999, the Trustees of the Fund changed the fiscal year end from September 30 to July 31.

(d)      For the year ended September 30.

(e) Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .94% and .94%, respectively (see Financial Statements).

*        Annualized

**       Not annualized

How to invest in the funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------------
Class AARP         First investment                    Additional investments
--------------------------------------------------------------------------------------
                   $1,000 or more for regular          $50 or more with an Automatic
                   accounts                            Investment Plan

                   $500 or more for IRAs
--------------------------------------------------------------------------------------
By mail            o  For enrollment forms, call       Send a personalized investment
                      1-800-253-2277                   slip or short note that
                                                       includes:
                   o  Fill out and sign an
                      enrollment form                  o  fund and class name

                   o  Send it to us at the             o  account number
                      appropriate address, along
                      with an investment check         o  check payable to "The AARP
                                                          Investment Program"
--------------------------------------------------------------------------------------
By wire            o  Call 1-800-253-2277 for          o  Call 1-800-253-2277 for
                      instructions                        instructions
--------------------------------------------------------------------------------------
By phone           --                                  o  Call 1-800-253-2277 for
                                                          instructions
--------------------------------------------------------------------------------------
With an automatic  o  Fill in the information          o  To set up regular investments
investment plan       required on your enrollment         from a bank checking account,
                      form and include a voided check     call 1-800-253-2277
--------------------------------------------------------------------------------------
Payroll Deduction  o  Select either of these           o  Once you specify a dollar
or Direct Deposit     options on your enrollment form     amount (minimum $50),
                      and submit it. You will receive     investments are automatic.
                      further instructions by mail.
--------------------------------------------------------------------------------------
Using QuickBuy     --                                  o  Call 1-800-253-2277
--------------------------------------------------------------------------------------
On the Internet    o  Go to "services and forms -      o  Call 1-800-253-2277 to ensure
                      How to Open an Account" at          you have electronic services
                      aarp.scudder.com
                                                       o  Register at aarp.scudder.com
                   o  Print out a prospectus and an
                      enrollment form                  o  Follow the instructions for
                                                          buying shares with money from
                   o  Complete and return the             your bank account
                      enrollment form with your check
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ICON]    Regular mail:
          The AARP Investment Program, PO Box 2540, Boston, MA 02208-2540

          Express, registered or certified mail:
          The AARP Investment Program, 66 Brooks Drive, Braintree, 02184-3839

          Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------------------
Class AARP            Exchanging into another fund        Selling shares
--------------------------------------------------------------------------------------------
                      $1,000 or more to open a new        Some transactions, including
                      account ($500 or more for IRAs)     most for over $100,000, can
                                                          only be ordered in writing; if
                                                          you're in doubt, see page 24
--------------------------------------------------------------------------------------------
By phone              o  Call 1-800-253-2277 for          o  Call 1-800-253-2277 for
                         instructions                        instructions
--------------------------------------------------------------------------------------------
Using Easy-Access     o  Call 1-800- 631-4636 and         o  Call 1-800-631-4636 and
Line                     follow the instructions             follow the instructions
--------------------------------------------------------------------------------------------
By mail or fax        Your instructions should            Your instructions should
(see previous         include:                            include:
page)
                      o  your account number              o  your account number

                      o  names of the funds, class and    o  names of the funds, class and
                         number of shares or dollar          number of shares or dollar
                         amount you want to exchange         amount you want to redeem
--------------------------------------------------------------------------------------------
With an automatic     --                                  o  To set up regular cash
withdrawal plan                                              payments from an account, call
                                                             1-800-253-2277
--------------------------------------------------------------------------------------------
Using QuickSell       --                                  o  Call 1-800-253-2277
--------------------------------------------------------------------------------------------
On the Internet       o  Register at aarp.scudder.com     --

                      o  Go to "services and forms"

                      o  Follow the instructions for
                         making on-line exchanges
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Services For Class AARP Investors
----------------------------------------------------------------------------------------

To reach us:      o  Web site aarp.scudder.com

                  o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m. EST

                  o  Confidential fax line 1-800-821-6234, always open

                  o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Services for      o  AARP Lump Sum Service For planning and setting up a lump
participants:        sum distribution.

                  o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs.

                  o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress.

                  o  For more information, please call 1-800-253-2277.
---------------------------------------------------------------------------------------

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

------------------------------------------------------------------------------------------
Class S            First investment                    Additional investments
------------------------------------------------------------------------------------------
                   $2,500 or more for regular          $100 or more for regular
                   accounts                            accounts

                   $1,000 or more for IRAs             $50 or more for IRAs

                                                       $50 or more with an Automatic
                                                       Investment Plan
------------------------------------------------------------------------------------------
By mail or         o  Fill out and sign an             Send a Scudder investment slip
express               application                      or short note that includes:
(see below)
                   o  Send it to us at the             o  fund and class name
                      appropriate address, along with
                      an investment check              o  account number

                                                       o  check payable to "The Scudder
                                                          Funds"
------------------------------------------------------------------------------------------
By wire            o  Call 1-800-SCUDDER for           o  Call 1-800-SCUDDER for
                      instructions                        instructions
------------------------------------------------------------------------------------------
By phone           --                                  o  Call 1-800-SCUDDER for
                                                          instructions
------------------------------------------------------------------------------------------
With an automatic  o  Fill in the information on       o  To set up regular investments
investment plan       your application and include a      from a bank checking account,
                      voided check                        call 1-800-SCUDDER
------------------------------------------------------------------------------------------
Using QuickBuy     --                                  o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------------
On the Internet    o  Go to "funds and prices" at      o  Call 1-800-SCUDDER to ensure
                      www.scudder.com                     you have electronic services

                   o  Print out a prospectus and a     o  Register at www.scudder.com
                      new account application
                                                       o  Follow the instructions for
                   o  Complete and return the             buying shares with money from
                      application with your check         your bank account
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON]    Regular mail:
          The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

          Express, registered or certified mail:
          The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

          Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.


-----------------------------------------------------------------------------------------
Class S            Exchanging into another fund         Selling shares
-----------------------------------------------------------------------------------------
                   $2,500 or more to open a new         Some transactions, including
                   account ($1,000 or more for          most for over $100,000, can
                   IRAs)                                only be ordered in writing; if
                                                        you're in doubt, see page 24
                   $100 or more for exchanges
                   between existing accounts
-----------------------------------------------------------------------------------------
By phone or wire   o  Call 1-800-SCUDDER for            o  Call 1-800-SCUDDER for
                      instructions                         instructions
-----------------------------------------------------------------------------------------
Using SAIL(TM)     o  Call 1-800-343-2890 and           o  Call 1-800-343-2890 and
                      follow the instructions              follow the instructions
-----------------------------------------------------------------------------------------
By mail,           Your instructions should             Your instructions should
express or fax     include:                             include:
(see previous
page)              o  the fund, class, and account      o  the fund, class and account
                      number you're exchanging out of      number from which you want to
                                                           sell shares
                   o  the dollar amount or number
                      of shares you want to exchange    o  the dollar amount or number
                                                           of shares you want to sell
                   o  the name and class of the
                      fund you want to exchange into    o  your name(s), signature(s)
                                                           and address, as they appear on
                   o  your name(s), signature(s),          your account
                      and address, as they appear on
                      your account                      o  a daytime telephone number

                   o  a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic  --                                   o  To set up regular cash
withdrawal plan                                            payments from a Scudder
                                                           account, call 1-800-SCUDDER
-----------------------------------------------------------------------------------------
Using QuickSell    --                                   o  Call 1-800-SCUDDER
-----------------------------------------------------------------------------------------
On the Internet    o  Register at www.scudder.com       --

                   o  Follow the instructions for
                      making on-line exchanges
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or www.scudder.com (Class S).
--------------------------------------------------------------------------------

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
--------------------------------------------------------------------------
Call Easy-Access Line, the AARP Investment Program Automated Information Line, at 1-800-631-4636
--------------------------------------------------------------------------

For Class S shares
--------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The funds can only accept wires of $100 or more.

Exchanges among Scudder funds are an option for shareholders who bought their fund shares directly from Scudder and many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the funds calculate share prices


For each share class of each fund, the share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of each fund uses the following equation:


   TOTAL ASSETS - TOTAL LIABILITIES
 -------------------------------------  = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

The price at which you sell shares of Small Company Value Fund is also the fund's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o for Class AARP and Class S shareholders, close your account and send you the proceeds if your balance falls below $1,000; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

AARP Investment Program
from Scudder                Scudder Funds        SEC

PO Box 2540                 PO Box 2291          450 Fifth Street,
Boston, MA                  Boston, MA           N.W. Washington, D.C.
02208-2540                  02107-2291           20549-6009

1-800-253-2277              1-800-SCUDDER        1-202-942-8090

aarp.scudder.com            www.scudder.com      www.sec.gov


Fund                                               SEC File Number
------------------------------------------------------------------------
Scudder Small Company Value Fund                   811-2021
------------------------------------------------------------------------
Scudder Large Company Value Fund                   811-1444
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                        SCUDDER LARGE COMPANY VALUE FUND

                         A Series of Value Equity Trust

                  A Diversified Mutual Fund which Seeks Maximum
   Long-Term Capital Appreciation Through a Value-Oriented Investment Approach



                        SCUDDER SMALL COMPANY VALUE FUND

                      A Series of Scudder Securities Trust

                   A Diversified Mutual Fund Which Invests for
          Long-Term Growth of Capital by Seeking out Undervalued Stocks
                            of Small U.S. Companies



--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2000


--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus, and should be read in conjunction with the combined prospectus of Scudder Small Company Value Fund and Scudder Large Company Value Fund dated October 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


         The Annual Report to Shareholders of each Fund dated July 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. This may also be obtained without charge by calling 1-800-SCUDDER.

         This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS
                                                                                                                   Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies....................................................................1
         General Investment Objective and Policies of Scudder Large Company Value Fund................................2
         Master/feeder structure......................................................................................3
         Investments and Investment Techniques........................................................................4
         Investment Restrictions.....................................................................................17


PURCHASES............................................................................................................19
         Additional Information About Opening An Account.............................................................19
         Minimum balances............................................................................................19
         Additional Information About Making Subsequent Investments..................................................20
         Additional Information About Making Subsequent Investments by QuickBuy......................................20
         Checks......................................................................................................21
         Wire Transfer of Federal Funds..............................................................................21
         Share Price.................................................................................................21
         Share Certificates..........................................................................................21
         Other Information...........................................................................................21

EXCHANGES AND REDEMPTIONS............................................................................................22
         Exchanges...................................................................................................22
         Special Redemption and Exchange Information.................................................................23
         Redemption by Telephone.....................................................................................23
         Redemption by QuickSell.....................................................................................24
         Redemption by Mail or Fax...................................................................................25
         Redemption-In-Kind..........................................................................................25
         Other Information...........................................................................................25

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................26
         The No-Load Concept.........................................................................................26
         Internet access.............................................................................................26
         Dividends and Capital Gains Distribution Options............................................................27
         Reports to Shareholders.....................................................................................27
         Transaction Summaries.......................................................................................27

THE SCUDDER FAMILY OF FUNDS..........................................................................................27

SPECIAL PLAN ACCOUNTS................................................................................................29
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations
              and Self-Employed Individuals..........................................................................30
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........30
         Scudder IRA:  Individual Retirement Account.................................................................30
         Scudder Roth IRA:  Individual Retirement Account............................................................30
         Scudder 403(b) Plan.........................................................................................31
         Group or Salary Deduction Plan..............................................................................31
         Uniform Transfers/Gifts to Minors Act.......................................................................32

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................34

PERFORMANCE INFORMATION..............................................................................................35
         Average Annual Total Return.................................................................................35
         Cumulative Total Return.....................................................................................35
         Total Return................................................................................................36
         Comparison of Fund Performance..............................................................................36

INVESTMENT ADVISER...................................................................................................40
         AMA InvestmentLinkSM Program................................................................................44
         Personal Investments by Employees of the Adviser............................................................44


                                       i



                          TABLE OF CONTENTS (continued)
                                                                                                                   Page


TRUSTEES AND OFFICERS....................................................................Error! Bookmark not defined.44

REMUNERATION.........................................................................................................45
         Responsibilities of the Board-- Board and Committee Meetings................................................47
         Compensation of Officers and Trustees.......................................................................47

DISTRIBUTOR..........................................................................................................48

TAXES    ............................................................................................................49

PORTFOLIO TRANSACTIONS...............................................................................................53
         Brokerage Commissions.......................................................................................53
         Portfolio Turnover..........................................................................................55

NET ASSET VALUE......................................................................................................55

ADDITIONAL INFORMATION...............................................................................................56
         Experts.....................................................................................................56
         Shareholder Indemnification.................................................................................56
         Other Information...........................................................................................57
         Other Information for Small Company Value Fund..............................................................57
         Other Information for Large Company Value Fund..............................................................58

FINANCIAL STATEMENTS.................................................................................................59


                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES



         The combined prospectus and this Statement of Additional Information for Scudder Small Company Value Fund and for Scudder Large Company Value Fund each offer two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. On October 2, 2000, shares of Scudder Small Company Value Fund and Scudder Large Company Value Fund were redesignated Class S shares of their respective funds and Class AARP shares will be available on October 2, 2000. Shares of Class AARP are especially designed for members of AARP.


         Scudder Small Company Value Fund (the "Small Company Value Fund") is a diversified series of Scudder Securities Trust. Scudder Large Company Value Fund (the "Large Company Value Fund"), is a diversified series of Value Equity Trust (together, the "Trusts"). Each is an open-end management company which continuously offers and redeems shares at net asset value. Each is a company of the type commonly known as a mutual fund.

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. ("the Adviser"), in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

         Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that either Fund's objective will be met.



General Investment Objective and Policies


         Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies. The Adviser uses a systematic, proprietary investment approach to identify small, domestic companies that, in the opinion of the Adviser, are selling at prices that do not reflect adequately their long-term business potential. These companies are often out of favor or not closely followed by investors and, as a result, may offer substantial appreciation potential over time.


         Small Company Value Fund is expected to provide little, if any, current income and is designed for the aggressive portion of an investor's portfolio. Although the Fund typically holds a large number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to larger stocks. Shares of the Fund should be purchased with a long-term horizon in mind. To encourage long-term investment, a 1% redemption exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.


Investments. In pursuit of long-term growth of capital, the Fund invests, under normal circumstances, at least 90% of its assets in the common stock of small U.S. companies. Small Company Value Fund will invest in securities of companies that are similar in size to those in the Russell 2000(R) Index of small stocks. The Fund will sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000(R) Index, as necessary to keep the Fund focused on smaller companies.

         Small Company Value Fund takes a diversified approach to investing in small capitalization issues. The Fund will typically invest in more than one hundred and fifty small companies, representing a variety of U.S. industries.

         While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants, and restricted and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund also may invest up to 20% of its total assets in U.S. Treasury, agency and instrumentality obligations on a temporary basis, may enter into repurchase agreements and reverse repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. The Fund currently intends to borrow only for temporary or emergency purposes, such as providing for redemptions or distributions, and not for investment leverage purposes.


         For temporary defensive purposes, Small Company Value Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Fund may hold without limit cash, high grade debt securities, without equity features, which are rated Aaa, A or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality, and may invest in U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's or S&P, or if unrated, are deemed by the Adviser to be of equivalent quality. The Fund may borrow money for temporary, emergency, or other purposes, including investment leverage purposes, as determined by the Trustees. Small Company Value Fund may also borrow under reverse repurchase agreements. The Investment Company Act of 1940, as amended (the "1940 Act") requires borrowings to have 300% asset coverage.


General Investment Objective and Policies of Scudder Large Company Value Fund


         Large Company Value Fund seeks maximum long-term capital appreciation through a value-oriented investment approach. The Fund seeks to achieve its objective by investing: (i) in marketable securities, principally common stocks;
(ii) up to 20% of its assets in debt securities where capital appreciation from debt securities is expected to exceed the capital appreciation available from common stocks; and (iii) for temporary defensive purposes, during periods when market or economic conditions may warrant, in debt securities, short-term indebtedness, cash and cash equivalents. Because this defensive policy differs from the Fund's investment objective, the Fund may not achieve its goal during a defensive period. The Fund may also invest in preferred stocks consistent with its objective. Additionally, the Fund may invest in debt securities, repurchase agreements and reverse repurchase agreements, convertible securities, rights, warrants, illiquid securities, investment company securities, and may engage in strategic transactions and derivatives.


         Large Company Value Fund uses a value-based investment approach to pursue a range of investment opportunities, principally among larger, established U.S. companies. Given this approach, the Fund may be appropriate as a core investment holding for retirement or other long-term goals.

         In seeking capital appreciation, Large Company Value Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise.

         Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. Accordingly, the prices of such securities can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. These "undervalued" securities can provide the opportunity for above-average market performance.

         Investments in common stocks have a wide range of characteristics, and the management of Large Company Value Fund believes that opportunity for long-term capital appreciation may be found in all sectors of the market for publicly traded equity securities. Thus the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares, that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to, but less than, 25% of its total assets

(taken at market value) in any one industry. The use of this tactic is, in the opinion of management, consistent with the Fund's flexible approach of seeking to maximize long-term growth of capital.

         Large Company Value Fund will normally invest at least 65% of its net assets in the equity securities of large U.S. companies, i.e. those with $1 billion or more in total market capitalization. The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including:

          o companies that generate or apply new technologies, new and improved distribution techniques or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

          o companies that own or develop natural resources, such as energy exploration companies; o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunications companies;

          o foreign companies, including those in countries with more rapid economic growth than the U.S; and

          o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

         Large Company Value Fund may purchase, for capital appreciation, investment-grade debt securities including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S & P or, if unrated, of equivalent quality as determined by the Fund's investment adviser, Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

         Large Company Value Fund may also purchase debt securities which are rated below investment-grade, commonly referred to as "junk bonds," (that is, rated below Baa by Moody's or below BBB by S&P), and unrated securities of comparable quality in the Adviser's judgment, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities which are rated as low as C by Moody's or D by S&P. Securities rated B or lower involve a high degree of speculation with respect to the payment of principal and interest and those securities rated C or D may be in default with respect to payment of principal or interest. (See "High Yield, High Risk Securities.")

         Large Company Value Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.

         Large Company Value Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Fund may also engage in reverse repurchase agreements.


         Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.


Master/feeder structure

         The Trustees of each Fund have the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investments and Investment Techniques


Value Investment Approach. The Funds are actively managed using a disciplined, value-oriented investment management approach. The Adviser uses a proprietary, computerized model to identify for investment small public U.S. companies selling at prices that, in the opinion of the Adviser, do not reflect adequately their long-term business potential. Companies purchased for the Funds typically have attractive valuations relative to the Russell 2000(R) Index -- a widely used benchmark of small stock performance-- based on measures such as price to earnings, price to book value and price to cash flow ratios.

         A Fund's holdings are often out of favor or simply overlooked by investors. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential.

         While the Funds involve above-average equity risk, the Funds' value-oriented, systematic approach to investing is designed to mitigate volatility of the Funds' share price relative to the small capitalization sector of the U.S. stock market. This risk is further managed by purchasing a large number of stocks, and employing specialized portfolio management techniques, such as portfolio optimization. The Funds focus specifically on finding undervalued stocks of small U.S. companies. Historically, small companies have been attractive because they have been sources of new technologies and services, have competed with large companies on the basis of lower labor costs and have grown faster than larger firms. Their small size has also allowed them to respond rapidly to changing business conditions. In addition, small companies have not been closely followed by as many securities analysts as larger companies, so they have rewarded some investors with the patience and knowledge to have sought them out.

Investments Involving Above-Average Risk. Small Company Value Fund may purchase securities carrying above-average risk relative to larger cap stocks or fixed income investments. The Fund's shares are suitable only for those investors who can make such investments without concern for current income and who are in a financial position to assume above-average stock market risks in search of long-term rewards.


         Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. To help reduce risk, the Fund allocates its investments among many companies and different industries.

         The securities of small companies are often traded only over-the-counter and may not be traded in the volume typical of larger companies trading on a national securities exchange. As a result, the disposition by the Fund of holdings of such securities may require the Fund to offer a discount from recent prices or dispose of the securities over a lengthy period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Common stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks.

         The convertible securities in which the Funds may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Real Estate Investment Trusts ("REITs"). Large Company Value Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage
REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Neither Fund will invest more than 15% of total assets in illiquid securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Warrants. Each Fund may invest in warrants up to 5% of the value of total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.


Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be in good standing. The value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.


Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend for a Fund to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P

MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Foreign Securities. For Large Company Value, investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.


         Because investments in foreign securities will usually involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve the Large Company Value Fund's objective of long-term capital appreciation, the Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

         The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

High Yield, High Risk Securities. For Large Company Value Fund: Below investment-grade securities (commonly referred to as "junk bonds") (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid and more difficult to value than securities in the higher ratings categories and are considered speculative. The lower the ratings of such debt securities the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         The Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser.

         An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by the Fund. Prices and yields of high yield securities will fluctuate over time and may affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation, which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities see "TAXES."

Zero Coupon Securities. The Large Company Value Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells. (See "TAXES.")

IPO risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in each Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and the Funds will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or

P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Funds may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. The Funds will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Funds will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Funds requires the Funds to segregate cash or liquid assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

         OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Funds, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Funds will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Funds could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Funds. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

         Unless specified to the contrary, the following fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of each Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. The Funds are under no restriction as to the amount of portfolio securities which may be bought or sold.

         Each Fund has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Fund will not:

          (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          (2)  issue senior securities,  except as permitted under the 1940 Act,
               as  amended,   and  as  interpreted  or  modified  by  regulatory
               authority having jurisdiction, from time to time;

          (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          (6) purchase physical commodities or contracts related to physical commodities; or

          (7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Trustees of each Trust have voluntarily adopted policies and restrictions which are observed in the conduct of a Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.

         Nonfundamental policies may be changed by the Trustees of each Trust and without shareholder approval. As a matter of nonfundamental policy, the Funds do not currently intend to:

          (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

          (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

          (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

          (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

          (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

          (7) lend portfolio securities in an amount greater than 5% of its total assets.

                                    PURCHASES


Additional Information About Opening An Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 minimum for Class S and $1,000 for Class AARP shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-SCUDDER to get an account number. During the call, the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

         The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP..


Minimum balances


         Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP ($500 for Class AARP and $1,000 for Class S for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by each Fund's Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan
(AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         Each Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

          o for Class S, assess an annual $10 per fund charge (with the fee to be paid to the fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and


          o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

         Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.


         Investors interested in making subsequent investments in Class AARP should call 1-800-253-2277 or 1-800-SCUDDER for Class S for further information.


Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


         Investors interested in making subsequent investments in Class AARP of a Fund should call 1-800-253-2277 for further instruction.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, each Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, a Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price


         Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.


Share Certificates


         Due to the desire of the Funds' management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Other Information


         Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds' behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the class' net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service.


         Each Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.


         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Funds also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.


         Each Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges


         Exchanges are comprised of a redemption from one Scudder Fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other Fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.


         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. However, shares that are exchanged may be subject to the Fund's 1% redemption fee. (See "Special Redemption and Exchange Information." An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trusts, the Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.


         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER for Class S or 1-800-253-2277 for Class AARP.


         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Special Redemption and Exchange Information

         In general, shares of the Funds may be exchanged or redeemed at net asset value. However, shares of the Small Company Value Fund held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


         The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more, (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.) (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, or (e) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.


Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

          (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

          (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

         Telephone redemption is not available with respect to shares represented by share certificates for Large Company Value Fund, formerly known as Scudder Capital Growth Fund, or shares held in certain retirement accounts for the Fund.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Funds by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).


         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven (7) days for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-SCUDDER.

Redemption-In-Kind

         Each Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the value of the net assets of the Fund at the beginning of the period.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (see "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.


         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.


         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder uses the phrase no-load to distinguish Scudder funds and classes from other load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

Internet access


World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.


Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders that have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options


         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

         Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of a Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct
Distributions  Program.  Shareholders  who elect to  participate  in the  Direct
Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


         Investors choosing to participate in the Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

         The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-253-2277 for Class AARP shares and 1-800-225-SCUDDER for Class S shares.

                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's funds follows.

MONEY MARKET
         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series+

TAX FREE MONEY MARKET
         Scudder Tax Free Money Fund

TAX FREE

         Scudder Medium  Term Tax Free Fund
         Scudder Managed  Municipal  Bonds
         Scudder High Yield Tax Free Fund**
         Scudder California  Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*


U.S. INCOME

         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder Corporate Bond Fund
         Scudder High Yield Bond Fund


GLOBAL INCOME
         Scudder Global Bond Fund
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION
         Scudder Pathway Series: Conservative Portfolio
         Scudder Pathway Series: Balanced Portfolio
         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME

         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund**

----------
+ The institutional class of shares is not part of the Scudder Family of Funds. ** Only the Scudder Shares are part of the Scudder Family of Funds.

         Scudder Select 500 Fund
         Scudder S&P 500 Index Fund


U.S. GROWTH

     Value

         Scudder Large Company Value Fund
         Scudder Value Fund**
         Scudder Small Company Stock Fund
         Scudder Small Company Value Fund


     Growth

         Scudder Capital Growth Fund
         Scudder Classic Growth Fund**
         Scudder Large Company Growth Fund
         Scudder Select 1000 Growth Fund
         Scudder Development Fund
         Scudder 21st Century Growth Fund


GLOBAL EQUITY

     Worldwide
         Scudder Global Fund
         Scudder International Fund***
         Scudder Global Discovery Fund**
         Scudder Emerging Markets Growth Fund
         Scudder Gold Fund

     Regional
         Scudder Greater Europe Growth Fund
         Scudder Pacific Opportunities Fund
         Scudder Latin America Fund
         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series
         Scudder Health Care Fund
         Scudder Technology Fund

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained

----------
*** Only the International Shares are part of the Scudder Family of Funds.

by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Funds may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Funds' distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.


Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals


         Shares of the Funds may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.


Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals


         Shares of the Funds may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.


Scudder IRA: Individual Retirement Account


         Shares of the Funds may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.


Scudder Roth IRA: Individual Retirement Account


         Shares of the Funds may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.


         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.


         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


Scudder 403(b) Plan


         Shares of the Funds may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan


         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.


         Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Transfer to Minors Act (UTMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.


         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.


Uniform Transfers/Gifts to Minors Act


         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


         Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may allow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")


         Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash (see "TAXES").

         Small Company Value Fund intends to distribute investment company taxable income and any net realized capital gains resulting from Fund investment activity in November or December each year. Large Company Value Fund intends to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Fund intends to distribute the December dividends and capital gains either in December or in the following January.

                             PERFORMANCE INFORMATION

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of the Fund, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

         Where:


                  P        =        a hypothetical initial investment of $1,000
                  T        =        Average Annual Total Return
                  n        =        Number of years
                  ERV      =        Ending  redeemable  value:  ERV  is the
                                    value,   at  the  end  of  the  applicable
                                    period,    of   a   hypothetical    $1,000
                                    investment made at the beginning of the applicable period.


         Average Annual Total Return for the periods ended July 31, 2000

                                       One year              Five years                 Ten years           Since Inception
                                       --------              ----------                 ---------           ---------------

 Small Company Value Fund              -14.43%                  N/A                        N/A                   7.66%*
 Large Company Value Fund               -4.61%                 14.74%                    13.51%                   N/A

         * Small Company Value Fund commenced operations on October 6, 1995.


         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Funds vary based on changes in market conditions and the level of a Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) - 1

         Where:

                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV      =        Ending  redeemable  value:  ERV  is the
                                    value,   at  the  end  of  the  applicable
                                    period,    of   a   hypothetical    $1,000
                                    investment made at the beginning of the applicable period.

           Cumulative Total Return for the periods ended July 31, 2000


                                       One year              Five years                 Ten years           Since Inception
                                       --------              ----------                 ---------           ---------------


 Small Company Value Fund              -14.43%                  N/A                        N/A                  42.77%*

 Large Company Value Fund               -4.61%                 98.87%                    255.25%                  N/A

         * Small Company Value Fund commenced operations on October 6, 1995.


Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

         Quotations of the Funds' Performance are historical and are not intended to indicate future performance. An investor's share when redeemed may be worth more or less than their original cost. Performance of the Funds will vary based on changes in market conditions and the level of Fund's expenses.

         There may be quarterly periods following the periods reflected in the performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.


From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Comparison of Fund Performance

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.


         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.


         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.


                                FUND ORGANIZATION


         The combined prospectus and this Statement of Additional Information for Small Company Value Fund and Large Company Value Fund each offers two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. On October 2, 2000, shares of Small Company Value Fund and Large Company Value Fund were redesignated Class S shares of their respective funds.

FUND ORGANIZATION FOR SMALL COMPANY VALUE FUND. The Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. There are two classes, Class AARP and Class S, which have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into five series, Scudder Development Fund, Scudder Health Care Fund, Small Company Value Fund, Scudder Technology Fund and Scudder 21st Century Growth Fund.

         The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system. The Fund has two classes, Class AARP and Class S. The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each series has equal rights with each other share of that series as to voting, dividends and liquidations. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in each series' prospectus.


         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

         The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes, or of changing the method of distribution of shares of the Fund.

         The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


FUND ORGANIZATION FOR LARGE COMPANY VALUE FUND. The Fund is a series of Value Equity Trust. Value Equity Trust, formerly Scudder Equity Trust, is a Massachusetts business trust established under a Declaration of Trust dated
October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees have the authority to issue additional series of shares. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series.

         The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system. The Fund has two classes, Class AARP and Class S, which have equal rights as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust and redeemable as described in this Statement of Additional Information and in the Funds' combined prospectus.


         Each share of each class of a Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of a Fund, in which case only the shareholders of such class or classes of that Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Fund's Board of Trustees. In the event of the liquidation or dissolution of the Fund, shares of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

         The Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         Currently, the assets of Value Equity Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of Value Equity Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of Value Equity Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of Value Equity Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.

         Shares of Value Equity Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Trust has a Declaration of Trust which provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Fund involved will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

         No series of the Trust shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER


         Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds. The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The
Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

         In certain cases the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Adviser that have similar names, objectives and investment styles as the Fund. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

         Small Company Value Fund's present investment management agreement (the "Agreement") was approved by the Trustees on July 10, 2000, became effective August 28, 2000. Large Company Value Fund's present investment management agreement was approved by the Trustees on July 10, 2000 and becomes effective October 2, 2000. The Agreement will continue in effect until September 30, 2001, and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


         Under the Agreements, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         Under the Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees, officers and executive employees of the Fund affiliated with the Adviser, and makes available, without expense to the Fund, the services of such directors, officers and employees of the Adviser as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


         For these services the Small Company Value Fund pays the Adviser a fee equal to an annual rate of 0.75% of the first $500 million of the average daily net assets and 0.70% thereafter, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to August 28, 2000, the Fund paid the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser agreed until November 30, 2000 to maintain the total annualized expenses of the Fund at no more than 1.25% of the average daily net assets of the Fund. The investment advisory fees paid to the Adviser for the fiscal years ending August 31, 1998 were$1,778,500. For the eleven months ended July 31, 1999, the Adviser did not impose a portion of its management fee which amounted to $670,202, and the amount imposed amounted to $1,164,515. For the fiscal year ended July 31, 2000, the Adviser did not impose a portion of its management fee which amounted to $1,067,391 and the amount imposed amounted to $521,792, which was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

         For the Adviser's services, prior to October 2, 2000, Large Company Value Fund paid the Adviser a fee equal to 0.75 of 1% on the first $500 million of average daily net assets; 0.65 of 1% on the next $500 million of such assets;
0.60 of 1% on the next $500 million of such assets, 0.55 of 1% on the next $500 million of such assets and 0.50 of 1% of such net assets in excess of $ 2 billion, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. After October 2, 2000, the Fund pays a fee equal to 0.60 of 1% on the first $1.5 billion of average daily net assets; 0.575 of 1% on the next $500 million of such assets; 0.550 of 1% on the next $500 million of such assets, 0.550 of 1% of such assets over $2 billion, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid

         For the fiscal years ended September 30, 1997 and 1998, Large Company Value Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $12,187,280 and $14,296,878, respectively. For the ten months ended July 31, 1999, Large Company Value Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $12,261,953. For the fiscal year ended July 31, 2000, fees were $13,995,880, which was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.



         The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trusts, with respect to each Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trusts' investment products and services.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the Trustees or officers of the Funds may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

         The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.

Administrative Fee

         Each Fund's Board of Trustees has approved the adoption of a new administrative services agreement (an "Administrative Agreement"). Under each Fund's Administrative Agreement, each share class of the Fund will pay a fixed fee rate (the "Administrative Fee") to Scudder Kemper Investments, Inc., the Fund's investment adviser ("Scudder Kemper"). In return, Scudder Kemper will provide or pay others to provide substantially all services that a fund normally requires for its operations, such as transfer agency fees, shareholder servicing fees, custodian fees, and fund accounting fees, but not including expenses such as taxes, brokerage, interest, extraordinary expenses and fees and expenses of Board members not affiliated with Scudder Kemper (including fees and expenses of their independent counsel). Each fund would continue to pay the fees required by its investment management agreement with Scudder Kemper. Each Administrative Agreement will have an initial term of three years, subject to earlier termination by a fund's Board. Such an administrative fee would enable investors to determine with greater certainty the expense level that the fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased cost to Scudder Kemper. The date upon which each fund's Administrative Agreement will be implemented is set forth below, along with the administrative fee rate that will be in effect under each Administrative Agreement.


         Each Fund has entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by a Fund (other than those provided by Scudder Kemper under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.45% of its average daily net assets for Small Company Value Fund and 0.30% of its average daily net assets for Large Company Value Fund. One effect of these arrangements is to make each Fund's future expense ratio more predictable. The Administrative Fee will become effective on October 2, 2000 for each Fund. The details of the proposal (including expenses that are not covered) are set out below.

         Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services.

         Scudder Kemper will pay the Service Providers for the provision of their services to the Funds and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay Scudder Kemper an Administrative Fee.


         Each Administration Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by a Fund to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.


         Certain expenses of the Funds will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

         Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, Scudder has agreed, subject to applicable state regulations, to pay AMA
Solutions, Inc. royalties in an amount equal to 5% of the management fee received by Scudder with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. Scudder will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of Scudder (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


         The Funds, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                              TRUSTEES AND OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund     Principal Occupation**                   Services, Inc.
----------------------            ------------------     --------------------                     --------------

Henry P. Becton, Jr. (56)         Trustee                President, WGBH Educational Foundation             --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (48)+*          President and          Managing Director of Scudder Kemper      Director and Senior
                                  Trustee                Investments, Inc.                        Vice President

                                       43

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund     Principal Occupation**                   Services, Inc.
----------------------            ------------------     --------------------                     --------------


Dawn-Marie Driscoll (53)          Trustee                Executive Fellow, Center for Business              --
4909 SW 9th Place                                        Ethics, Bentley College; President,
Cape Coral, FL  33914                                    Driscoll Associates (consulting firm)

Edgar R. Fiedler (70)             Trustee                Senior Fellow and Economic Counselor,              --
50023 Brogden                                            The Conference Board, Inc.
Chapel Hill, NC                                          (Not-for-profit business research
                                                         organization)

Keith R. Fox (46)                 Trustee                General Partner, Exeter Group of Funds             --
10 East 53rd Street

New York, NY  10022

Joan E. Spero (55)                Trustee                President, Doris Duke Charitable                   --
Doris Duke Charitable Foundation                         Foundation; Department of State -
650 Fifth Avenue                                         Undersecretary of State for Economic,
New York, NY  10128                                      Business and Agricultural Affairs
                                                         (March 1993 to January 1997)

Jean Gleason Stromberg (56)       Trustee                Consultant; Director, Financial                    --
3816 Military Road, NW                                   Institutions Issues, U.S. General
Washington, D.C.                                         Accounting Office (1996-1997);
                                                         Partner, Fulbright & Jaworski (law
                                                         firm) (1978-1996)


Jean C. Tempel (56)               Trustee                Managing  Director, First Light                    --
One Boston Place 23rd Floor                              Capital, LLC (venture capital firm)
Boston, MA 02108


Steven Zaleznick (45)*            Trustee                President and CEO, AARP Services, Inc.             --
601 E Street
Washington, D.C. 20004

Ann M. McCreary (43) ++           Vice President         Managing Director of Scudder Kemper                --
                                                         Investments, Inc.

John R. Hebble (42)+              Treasurer              Senior Vice President of Scudder         Assistant Treasurer
                                                         Kemper Investments, Inc.

Caroline Pearson (38)+            Assistant Secretary    Senior Vice President of Scudder         Clerk
                                                         Kemper Investments, Inc.; Associate,
                                                         Dechert Price & Rhoads (law firm) 1989
                                                         - 1997

John Millette (37)+               Vice President and     Vice President of Scudder Kemper                   --
                                  Secretary              Investments, Inc.

Thomas V. Bruns (43)***           Vice President         Managing Director of Scudder Kemper                --
                                                         Investments, Inc.

                                       44

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund     Principal Occupation**                   Services, Inc.
----------------------            ------------------     --------------------                     --------------

William F. Glavin (41) +          Vice President         Managing Director of Scudder Kemper      Vice President
                                                         Investments, Inc.


James E. Masur (40) +             Vice President         Senior Vice President of Scudder        --
                                                         Kemper Investments, Inc.


Kathryn L. Quirk (47) ++          Vice President and     Managing Director of Scudder Kemper      Senior Vice President,
                                  Assistant Secretary    Investments, Inc.                        Director, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard Schneider (43) +           Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.

Brenda Lyons (37) +               Assistant Treasurer    Senior Vice President of Scudder        --
                                                         Kemper Investments, Inc.

Peter Chin (58) ++                Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.

J. Brooks Dougherty (41) ++       Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.

James M. Eysenbach (38) #         Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.

James E. Fenger (41) ***_         Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.


Sewall Hodges (45) ++             Vice President         Managing Director of Scudder Kemper     --
                                                         Investments, Inc.

Lois R. Roman (36) ++             Vice President         Senior Vice President of Scudder        --
                                                         Kemper Investments, Inc.

Robert D. Tymoczko (30) #         Vice President         Senior Vice President of Scudder        --
                                                         Kemper Investments, Inc.


       *    Ms.  Coughlin and Mr.  Zaleznick  are  considered  by  the Funds and their  counsel  to  be persons who are  "interested  persons" of the
            Adviser or of  the  Trust,  within  the  meaning of  the  Investment
            Company Act of 1940, as amended.
       **   Unless  otherwise  stated,   all of  the Trustees and officers  have
            been associated with  their  respective companies for more than five years, but not necessarily in the same capacity.
       +    Address:  Two International Place, Boston, Massachusetts
       ++   Address:  345 Park Avenue, New York, New York

     ***     Address: 222 South Riverside Plaza, Chicago, Illinois
       #     Address: 101 California Street Suite 4100 San Francisco, California

         The Trustees and Officers of the Trust also serve in similar capacities with respect to other Scudder Funds.

         Certain accounts for which the Adviser acts as investment adviser owned _________ shares in the aggregate, or ________18.42% of the outstanding shares on _________. The Adviser may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.


         As of ______________2000,_________  shares in the aggregate, or ______%
of the outstanding shares of Small Company Value Fund were held in the name of _____________who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of ______________2000,_________  shares in the aggregate, or ______%
of the outstanding shares of Large Company Value Fund were held in the name of _____________who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees




         Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from the Trust and from all of the Scudder funds as a group.


Name                                              Scudder           Value Equity
----                                              -------           ------------
                                             Securities Trust*         Trust**               All Scudder Funds
                                             ----------------          -----                 -----------------
Henry P. Becton, Jr. ***                             $0                   $                 $140,000 (30 funds)
Dawn-Marie Driscoll***                               $0                   $                 $150,000 (30 funds)
Edgar R. Fiedler**                                  $945                  $                 $73,230 (29 funds)+
Keith R. Fox                                      $36,375                 $                 $160,325 (23 funds)
Joan E. Spero                                     $39,625                 $                 $175,275 (23 funds)
Jean Gleason Stromberg***                            $0                   $                  $40,935 (16 funds)
Jean C. Tempel***                                    $0                   $                 $140,000 (30 funds)


* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Fund, Small Company Value Fund and Scudder 21st Century Growth Fund.
** Value Equity Trust consists of four funds: Large Company Value Fund, Scudder Select 500 Fund, Scudder Select 1000 Growth Fund and Value Fund.


*** Newly-elected Trustee. On July 11, 2000, shareholders of each Fund elected a new Board of Trustees. See the "Trustees and Officers"
         section  for the newly  constituted  Board of Trustees.
+ Mr. Fielder's compensation includes the $9,900 accrued but not received, through the deferred compensation program.

         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.


                                   DISTRIBUTOR

         Each Trust has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation.


Small Company Value Fund. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on July 10, 2000.

Large Company Value The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on July 10, 2000.


         Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Funds as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Funds, unless a 12b-1 Plan is in effect which provides that the Funds shall bear some or all of such expenses.

         NOTE: Although the Funds do not currently have 12b-1 Plans, the Funds would also pay those fees and expenses permitted to be paid or assumed by the Funds pursuant to a 12b-1 Plan, if any, were adopted by the Funds, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers the Funds' shares on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.


         Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, Large Company Value Fund has no capital loss carryforwards. As of July 31, 2000, Small Company Value Fund had a net tax basis capital loss carryforward of approximately $2,744,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully realized or until July 31, 2007 ($135,000) and July 31, 2008 ($2,609,000), the respective expiration dates or whichever occurs first. In addition, from November 1, 1999 through July 31, 2000, the Fund incurred approximately $11,871,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2001.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

         Many futures contracts and certain foreign currency forward contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

         Each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         Each Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.


         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and the Adviser in connection with the Fund uses not all such information. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Trustees review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

         Small Company Value Fund: For the fiscal years ended August 31, 1998, the eleven-month period ended July 31, 1999 and the fiscal year ended July 31, 2000, the Fund paid brokerage commissions of $250,097, $263,729 and $_______, respectively. For the fiscal year ended August 31, 1998, $151,007 (60% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $185996,842, of which $90,770,575 (49% of all brokerage transactions) were transactions which included research commissions. For the eleven month period ended July 31, 1999, $222,500 (84% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $187,405,537, of which $161,418,902 (86% of all brokerage transactions) were transactions which included research commissions. For the fiscal year ended July 31, 2000, $_______ (__% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $___________, of which $___________ (__% of all brokerage transactions) were transactions which included research commissions.

         Large Company Value Fund: In the fiscal years ended September 30, 1997 and 1998, Large Company Value Fund paid brokerage commissions of $2,188,295 and $1,318,544 respectively. For the ten months ended July 31, 1999, Large Company Value Fund paid brokerage commissions of $1,722,405. For the fiscal year ended September 30, 1998, $1,260,550, (95.60% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research services to the Trust or Adviser. For the ten months ended July 31, 1999, $1,365,362, (79.27% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research services to the Trust or Adviser. The total amount of brokerage transactions aggregated for the fiscal year ended September 30, 1998 was $977,798,986 of which $874,809,855 (89.47% of all brokerage transactions) were transactions which included research commissions. The total amount of brokerage transactions aggregated for the 10 months ended July 31, 1999 was $1,429,520,190 of which $1,157,569,737 (80.98% of all brokerage transactions) were transactions which included research commissions. For the fiscal year ended July 31, 2000, $_______ (__% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $___________, of which $___________ (__% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover


         The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for each fund is listed below. Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for each Fund whenever necessary, in management's opinion, to meet the Fund's objectives.


         Small Company Value Fund: For the fiscal year ended August 30, 1998, and the eleven month period ended July 31, 1999, the fund's portfolio turnover rates were 22.6%, and 33.7%, respectively. For the eleven-month period ended July 31, 1999, the figure has been annualized. For the fiscal year ended July 31, 2000, the fund's portfolio turnover rate was 29.0%.

          Large Company Value Fund: For the fiscal year ended September 30, 1998, the fund's portfolio turnover rate was 39.5%. Large Company Value Fund's average annualized portfolio turnover rate for the 10 months ended July 31, 1999 was 35.2%. For the fiscal year ended July 31, 2000, the fund's portfolio turnover rate was 46.0%.

                                 NET ASSET VALUE


         The net asset value of shares of each class of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading ("Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price, if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation as of the Value Time.


         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rates as of the date on which the net asset value per share is to be determined.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, and given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and the preparation of federal tax returns.


Shareholder Indemnification

         Each Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of each Fund, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         On September 16, 1998, the Board of the Small Company Value Fund changed the fiscal year end from August 31 to July 31.

         On June 7, 1999, the Board of Large Company Value Fund changed the fiscal year end from September 30 to July 31.


         The CUSIP number of Class AARP of the Small Company Value Fund is 811196-83-1.

         The CUSIP number of Class S of the Small Company Value Fund is 811196-20-3.

         The CUSIP number of Class S of the Large Company Value Fund is 920390-50-7.

         The CUSIP number of Class AARP of the Large Company Value Fund is 920390-87-9.


Each Fund employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian.


         The firm of Dechert is counsel to each Fund.


         The Funds' combined prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for each Fund.

         Each Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Other Information for Small Company Value Fund

         The name "Scudder Securities Trust" is a designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares of the Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.


         Costs incurred by the Small Company Value Fund in conjunction with its organization are being amortized over the five-year period beginning October 6, 1995.

         Prior to the implementation of the Administration Agreement, the Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $85 million of such assets, and, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended August 31, 1997 and 1998, the amounts charged to the Fund by SFAC aggregated $57,935 and $81,326, respectively. For the eleven-month period ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $67,799, of which $13,084 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $71,632, of which $5,494 was unpaid at July 31, 2000.

         Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. SSC also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreement, each Fund paid SSC a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00. The Fund paid SSC an annual fee for each account maintained for a participant. For the fiscal years ended August 31, 1997 and 1998, the amounts charged to the Fund by SSC aggregated $285,621 and $736,233, respectively, of which $31,498 and $72,297 was unpaid at August 31, 1997 and 1998, respectively. For the eleven-month period ended July 31, 1999, the amount charged to the Fund by SSC aggregated $696,431, of which $59,497 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by SSC aggregated $556,594, of which $36,746 was unpaid at July 31, 2000.

         Scudder Trust Company ("STC"), an affiliate of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Annual service fees are paid by the Fund to STC, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. Prior to the implementation of the Administration Agreement, the Fund paid STC an annual fee of $29.00 per shareholder account. For the fiscal years ended August 31, 1997 and 1998, the amounts charged to the Fund by STC aggregated $20,160 and $255,111, respectively. For the eleven-month period ended July 31, 1999, the amount charged to the Fund by STC aggregated $743,277, of which $170,877 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by STC aggregated $1,106,826, of which $93,738 was unpaid at July 31, 2000.


Other Information for Large Company Value Fund

         The name "Value Equity Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assumes any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares of the Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against a Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.


         Prior to the implementation of the Administration Agreement, the Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next 85 million of such assets, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended September 30, 1996, 1997 and 1998, Large Company Value Fund incurred annual fees of $158,045, $157,173 and $174,325, respectively. For the 10 months ended July 31, 1999, Large Company Value Fund incurred fees of $147,196, of which $30,868 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $168,934, of which $13,899 was unpaid at July 31, 2000.

         Prior to the implementation of the Administration Agreement, the Fund paid Service Corporation a fee for maintaining each account for a retail participant of $26.00 and for each retirement participant of $29.00. For the fiscal years ended September 30, 1996, 1997, and 1998, Large Company Value Fund incurred annual fees of $1,715,004, $2,505,046, and $2,518,178. For the ten months ended July 31, 1999, Large Company Value Fund incurred fees of $2,057,788, of which $204,116 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by SSC aggregated $2,568,627, of which $199,096 was unpaid at July 31, 2000.

         Prior to the implementation of the Administration Agreement, the Fund paid Scudder Trust Company an annual fee of $29.00 for each account maintained for a participant. For the fiscal years ended September 30, 1996, 1997, and 1998, Large Company Value Fund incurred annual fees of $1,715,004, $1,562,194, and $1,835,663. For the ten months ended July 31, 1999, Large Company Value Fund incurred annual fees of $1,545,597, of which $294,062 was unpaid at July 31, 1999. For the fiscal year ended July 31, 2000, the amount charged to the Fund by STC aggregated $1,725,486, of which $144,169 was unpaid at July 31, 2000.


                              FINANCIAL STATEMENTS


         The financial statements, including the investment portfolio, of Small Company Value Fund, and of Large Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2000, as filed with the Securities and Exchange Commission for Scudder Securities Trust and Value Equity Trust, respectively, on Form N-30D, and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         Standard & Poor's:

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions outweigh these.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal in the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds that are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            SCUDDER SECURITIES TRUST

Item 23.            Exhibits:
---------           --------

                    (a)      (1)      Amended and Restated Declaration of Trust dated December 21, 1987, incorporated by reference to Post-Effective Amendment No. 43 to the
                                      Registration Statement.

                             (2)      Amendment to Amended and Restated Declaration of Trust, dated
                                      December 13, 1990, is incorporated by reference to Post-Effective
                                      Amendment No. 43 to the Registration Statement.

                             (3)      Amendment to Amended and Restated Declaration of Trust to change the name of the Trust, dated July 21, 1995, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                      Statement.

                             (4)      Amendment to Amended and Restated Declaration of Trust to add new
                                      series, dated July 21, 1995, is incorporated by reference to
                                      Post-Effective Amendment No. 35 to the Registration Statement.

                             (5)      Establishment and Designation of Series of Shares of Beneficial
                                      Interest, $0.01 par value, with respect to Scudder Development
                                      Fund, Scudder Small Company Value Fund, Scudder Micro Cap Fund, and
                                      Scudder 21st Century Growth Fund, dated June 6, 1996, is
                                      incorporated by reference to Post-Effective Amendment No. 40 to the
                                      Registration Statement.

                             (6)      Establishment and Designation of Series of Shares of Beneficial
                                      Interest, $0.01 par value, with respect to Scudder Development
                                      Fund, Scudder Financial Services Fund, Scudder Health Care Fund,
                                      Scudder Micro Cap Fund, Scudder Small Company Value Fund, Scudder
                                      Technology Fund, and Scudder 21st Century Growth Fund, dated June
                                      3, 1997, is incorporated by reference to Post-Effective Amendment
                                      No. 46 to the Registration Statement.

                             (7)      Establishment and Designation of Classes of Shares of Beneficial
                                      Interest, $0.01 par value, with respect to Scudder 21st Century
                                      Growth Fund (Class A Shares, Class B Shares, Class C Shares and
                                      Class S Shares), dated February 8, 2000, is incorporated by reference to Post-Effective Amendment 70 to the Registration
                                      Statement.

                             (8)      Establishment and Designation of Classes of Shares of Beneficial
                                      Interest, $.01 Par Value, with respect to Scudder 21st Century
                                      Growth Fund (Class A Shares, Class B Shares, Class C Shares, Class
                                      S Shares and  Class AARP Shares), dated April 19, 2000, is
                                      Incorporated by reference to Post-Effective Amendment No. 72 to the
                                      Registration Statement.


                             (9)      Establishment and Designation of Classes of Shares of Beneficial
                                      Interest, $.01 Par Value, Scudder Health Care Fund - Class S Shares
                                      and Scudder Health Care Fund - AARP Shares, dated April 19, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.

                             (10)     Establishment and Designation of Classes of Shares of Beneficial
                                      Interest, $.01 Par Value, Scudder Small Company Value Fund - Class
                                      S Shares and Scudder Small Company Value Fund - AARP Shares, dated
                                      April 19, 2000, is incorporated by reference to Post-Effective
                                      Amendment No. 72 to the Registration Statement..

                             (11)     Establishment and Designation of Classes of Shares of Beneficial
                                      Interest, $.01 Par Value, Scudder Technology Fund - Class S Shares
                                      and Scudder Technology Fund - AARP Shares, dated April 19, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the
                                      Registration Statement..

                    (b)      (1)      By-Laws as of October 16, 1985, are incorporated by reference to
                                      Post-Effective Amendment No. 43 to the Registration Statement.

                             (2)      Amendment to the Bylaws of Registrant, as amended through December
                                      9, 1985, is incorporated by reference to Post-Effective Amendment
                                      No. 43 to the Registration Statement.

                             (3)      Amendment to the By-Laws, Article IV: Notice of Meetings, dated
                                      December 12, 1991, is incorporated by reference to Post-Effective
                                      Amendment No. 43 to the Registration Statement.

                             (4)      Amendment to the By-Laws of Registrant, dated February 7, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the
                                      Registration Statement.

                    (c)               Inapplicable.

                    (d)      (1)       Investment Management Agreement between the Registrant (on behalf of Scudder Development Fund) and Scudder Kemper Investments, Inc.,
                                       dated September 7, 1998, is incorporated by reference to
                                       Post-Effective Amendment No. 62 to the Registration Statement.

                             (2)       Investment Management Agreement between the Registrant (on behalf of Scudder Small Company Value Fund) and Scudder Kemper
                                       Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration
                                       Statement.

                             (3)       Investment Management Agreement between the Registrant (on behalf of Scudder Micro Cap Fund) and Scudder Kemper Investments, Inc.,
                                       dated September 7, 1998, is incorporated by reference to
                                       Post-Effective Amendment No. 62 to the Registration Statement.



                             (4)       Investment Management Agreement between the Registrant (on behalf of Scudder Financial Services Fund) and Scudder Kemper
                                       Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration
                                       Statement.

                             (5)       Investment Management Agreement between the Registrant (on behalf of Scudder Health Care Fund) and Scudder Kemper Investments, Inc.,
                                       dated September 7, 1998, is incorporated by reference to
                                       Post-Effective Amendment No. 62 to the Registration Statement.

                             (6)       Investment Management Agreement between the Registrant (on behalf of Scudder Technology Fund) and Scudder Kemper Investments, Inc.,
                                       dated September 7, 1998, is incorporated by reference to
                                       Post-Effective Amendment No. 62 to the Registration Statement.

                             (7)       Investment Management Agreement between the Registrant (on behalf of Scudder 21st Century Growth Fund) and Scudder Kemper
                                       Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration
                                       Statement.

                             (8)       Form of Investment Management Agreement between the Registrant, on behalf of Scudder 21st Century Growth Fund, and Scudder Kemper
                                       Investments, Inc., dated October 2, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration
                                       Statement.

                             (9)       Form of Investment Management Agreement between the Registrant, on behalf of Scudder Development Fund, and Scudder Kemper
                                       Investments, Inc., dated October 2, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration
                                       Statement

                             (10)      Investment Management Agreement between the Registrant, on behalf of Scudder 21st Century Growth Fund, and Scudder Kemper
                                       Investments, Inc., dated October 2, 2000, filed herein.

                              (11)     Investment Management Agreement between the Registrant, on behalf of Scudder Development Fund, and Scudder Kemper Investments, Inc.,
                                       dated October 2, 2000, filed herein.

                    (e)      (1)       Underwriting Agreement between the Registrant and Scudder Investor
                                       Services, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration
                                       Statement.

                             (2)       Underwriting Agreement between the Registrant and Kemper
                                       Distributors Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement.



                             (3)       Underwriting Agreement between the Registrant and Scudder Investor
                                       Services, Inc., dated May 8, 2000, is incorporated by reference to
                                       Post-Effective Amendment No. 72 to the Registration Statement.

                    (f)                Inapplicable.

                    (g)      (1)       Custodian Contract between the Registrant and State Street Bank and Trust Company, dated September 6, 1995, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                       Statement.

                             (2)       Fee schedule for Exhibit (g)(1) is incorporated by reference to
                                       Post-Effective Amendment No. 35 to the Registration Statement.

                             (3)       Amendment to Custody Contract between the Registrant and State
                                       Street Bank and Trust Company, dated March 1, 1999, is
                                       incorporated by referenced to Post-Effective Amendment No. 69 to the Registration Statement.

                             (4)       Sub-custodian Agreement between Brown Brothers Harriman & Co. and
                                       The Bank of New York, London office, dated January 30, 1979, is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

                             (5)       Fee schedule for Exhibit (g)(4) is incorporated by reference to
                                       Post-Effective Amendment No. 43 to the Registration Statement.

                    (h)      (1)       Transfer Agency and Service Agreement between the Registrant and
                                       Scudder Service Corporation, dated October 2, 1989, is
                                       incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

                             (2)       Revised fee schedule for Exhibit (h)(1) is incorporated by reference to Post-Effective Amendment No. 37 to the Registration
                                       Statement.

                             (3)       Service Agreement between Copeland Associates, Inc. (on behalf of
                                       Scudder Development Fund) and Scudder Service Corporation, dated
                                       June 8, 1995, is incorporated by reference to Post-Effective
                                       Amendment No. 35 to the Registration Statement.

                             (4)       COMPASS Service Agreement between the Registrant and Scudder Trust
                                       Company, dated January 1, 1990, is incorporated by reference to
                                       Post-Effective Amendment No. 43 to the Registration Statement.

                             (5)       Fee schedule for Exhibit (h)(4) is incorporated by reference to
                                       Post-Effective Amendment No. 43 to the Registration Statement.



                             (6)       Shareholder Services Agreement between the Registrant and Charles
                                       Schwab & Co., Inc., dated June 1, 1990, is incorporated by reference to Post-Effective Amendment No. 43 to the Registration
                                       Statement.

                             (7)       Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Development Fund) and Scudder Fund Accounting
                                       Corporation, dated March 21, 1995, is incorporated by reference to
                                       Post-Effective Amendment No. 35 to the Registration Statement.

                             (8)       Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Small Company Value Fund) and Scudder Fund
                                       Accounting Corporation, dated October 6, 1995, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration
                                       Statement.

                             (9)       Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Micro Cap Fund) and Scudder Fund Accounting
                                       Corporation, dated August 12, 1996, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

                             (10)      Fund Accounting Services Agreement between the Registrant (on behalf of Scudder 21st Century Growth Fund) and Scudder Fund
                                       Accounting Corporation, dated September 9, 1996, is incorporated by reference to Post-Effective Amendment No. 41 to the
                                       Registration Statement.

                             (11)      Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Financial Services Fund) and Scudder Fund
                                       Accounting Corporation, dated September 11, 1997, is incorporated by reference to Post-Effective Amendment No. 50 to the
                                       Registration Statement.

                             (12)      Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Health Care Fund) and Scudder Fund Accounting
                                       Corporation, dated December 4, 1997, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement.

                             (13)      Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Technology Fund) and Scudder Fund Accounting
                                       Corporation, dated December 4, 1997, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement.

                             (14)      Administrative Services Agreement between Scudder 21st Century
                                       Growth Fund and Kemper Distributors, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement.

                             (15)      Agency Agreement between the Registrant (on behalf of Scudder 21st
                                       Century Growth Fund) and Kemper Service Company, dated May 1,
                                       2000, is incorporated by reference to Post-Effective Amendment No.
                                       71 to the Registration Statement.

                             (16)      Fund Accounting Agreement between Scudder 21st Century Growth Fund and Scudder Fund Accounting Corporation, dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement.

                             (17)      Form of Administrative Services Agreement (and Fee Schedule
                                       thereto) between the Registrant, on behalf of Scudder 21st Century
                                       Growth Fund, Scudder Development Fund, Scudder Health Care Fund,
                                       Scudder Small Company Value Fund and Scudder Technology Fund,
                                       Inc., and Scudder Kemper Investments, Inc., dated October 2, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.

                    (i)                Legal Opinion and Consent of Counsel, filed herein.

                    (j)                Consent of Independent Auditors, filed herein.

                    (k)                Inapplicable.

                    (l)                Inapplicable.

                    (m)                Rule 12b-1 Plan for Class B and Class C Shares of Scudder 21st
                                       Century Growth Fund, dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 71 to the Registration
                                       Statement.

                    (n)                Mutual Funds Multi-Distribution System Plan Pursuant to Rule 18f-3
                                       is incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement.

                             (1)       Amended Plan With Respect to Scudder 21st Century Growth Fund
                                       Pursuant to Rule 18f-3, dated March 14, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration
                                       Statement.

                             (2)       Plan With Respect to Scudder Health Care Fund Pursuant to Rule
                                       18f-3, dated March 14, 2000, is incorporated by reference to
                                       Post-Effective Amendment No. 72 to the Registration Statement.

                             (3)       Plan With Respect to Scudder Small Company Value Fund Pursuant to
                                       Rule 18f-3, dated March 14, 2000, is incorporated by reference to
                                       Post-Effective Amendment No. 72 to the Registration Statement.

                             (4)       Amended and Restated Plan With Respect to Scudder Technology Fund
                                       Pursuant to Rule 18f-3, dated May 8, 2000, is incorporated by reference to Post-Effective Amendment No. 72 to the Registration
                                       Statement.

                    (p)                Code of Ethics of Scudder Securities Trust is incorporated by reference to Post-Effective Amendment No. 71 to the Registration
                                       Statement.


                              (1)      Code of Ethics of Scudder Kemper Investments, Inc. and certain of its subsidiaries including Kemper Distributors, Inc. and
                                       Scudder Investor Services, Inc., incorporated by reference to
                                       Post-Effective Amendment No. 72 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or
                  officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b)      No indemnification shall be provided
                           hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series
                  thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other
                  disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A) by the court or other body approving the
                           settlement or other disposition; or

                                    (B) based upon a review of readily available
                           facts (as opposed to a full trial-type inquiry) by
                           (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or
                  some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                           As used in this Section 4.3, a "Disinterested
                  Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has
                  stockholders and employees who are
                  denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Chairman of the Board, Scudder, Stevens & Clark (Luxembourg) S.A.#
                           Director, Scudder Investments (UK) Ltd. ooo
                           Chairman of the Board, Scudder Investments Asia, Ltd. @
                           Chairman of the Board, Scudder Investments Japan, Inc.&
                           Senior Vice President, Scudder Investor Services, Inc.**
                           Director, Scudder Trust (Cayman) Ltd. xxx
                           Director, Scudder, Stevens & Clark Australia @@
                           Director, Korea Bond Fund Management Co., Ltd.+

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Nick Bratt                 Director and Vice President, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation oo

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Investments (UK) Ltd.ooo
                           Director, Scudder Investments Japan, Inc.&
                           Director, Scudder Kemper Holdings (UK) Ltd. ooo
                           President and Director, Zurich Investment Management, Inc. xx


         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C.
                  Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
         ooo      1 South Place 5th floor, London EC2M 2ZS England
         @        One Exchange Square 29th Floor, Hong Kong
         &        Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
                  Tokyo 105-0001
         @@       Level 3, 5 Blue Street North Sydney, NSW 2060



Item 27.          Principal Underwriters
--------          ----------------------

         (a) Scudder Investor Services, Inc. and Kemper
Distributors Inc., act as principal underwriters of the Registrant's shares and also act as principal underwriters for other funds managed by Scudder Kemper Investments, Inc.

         (b) The Underwriters have employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                                (2)                                    (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------

         Lynn S. Birdsong                  Senior Vice President                   President
         345 Park Avenue
         New York, NY 10154

         Mark S. Casady                    Director, President and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          Assistant Secretary
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          Vice President
         101 California Street
         San Francisco, CA 94111

         William F. Glavin                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         John R. Hebble                    Assistant Treasurer                     Treasurer
         Two International Place
         Boston, MA  02110

         James J. McGovern                 Chief Financial Officer                 None
         345 Park Avenue
         New York, NY  10154

         Lorie C. O'Malley                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Caroline Pearson                  Clerk                                   Assistant Secretary
         Two International Place
         Boston, MA  02110

         Kathryn L. Quirk                  Director, Senior Vice President, Chief  Trustee, Vice President &
         345 Park Avenue                   Legal Officer and Assistant Clerk       Assistant Secretary
         New York, NY  10154

         William M. Thomas                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President and Chief Compliance     None
         Two International Place           Officer
         Boston, MA  02110

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         -----                             -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer and   Vice President
                                           Vice Chairman

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Treasurer   None

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Managing Director                       None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Managing Director                       None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Chairman                      President

         Stephen R. Beckwith               Director                                None

         Herbert A. Christiansen           Vice President                          None

         Michael Curran                    Managing Director                       None

         Robert Froelich                   Managing Director                       None

         C. Perry Moore                    Managing Director                       None

         Lorie O'Malley                    Managing Director                       None

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         -----                             -------------------------               -----------------------

         David Swanson                     Managing Director                       None



         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage             Other
                 Underwriters            Commissions       And Repurchases       Commissions         Compensation
                 ------------            -----------       ---------------       -----------         ------------

               Scudder Investor              None                None                None               None
                Services, Inc.

          Kemper Distributors, Inc.          None                None                None               None


Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder Kemper Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts, on the 26th day of September, 2000.

                                            SCUDDER SECURITIES TRUST


                                            By: /s/ Linda C. Coughlin
                                                --------------------------------
                                                Linda C. Coughlin
                                                President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 26th day of September 2000 on behalf of the following persons in the capacities indicated.

SIGNATURE                                           TITLE                                     DATE
---------                                           -----                                     ----



/s/ John R. Hebble
----------------------------------------------
John R. Hebble                                      Treasurer                                 September 26, 2000

/s/ Henry J. Becton
----------------------------------------------
Henry J. Becton*                                    Trustee                                   September 26, 2000

/s/ Dawn-Marie Driscoll
----------------------------------------------
Dawn-Marie Driscoll*                                Trustee                                   September 26, 2000

/s/ Edgar R. Fiedler
----------------------------------------------
Edgar R. Fiedler*                                   Trustee                                   September 26, 2000

/s/ Keith Fox
----------------------------------------------
Keith Fox*                                          Trustee                                   September 26, 2000

/s/ Joan E. Spero
----------------------------------------------
Joan E. Spero*                                      Trustee                                   September 26, 2000

/s/ Jean Gleason Stromberg
----------------------------------------------
Jean Gleason Stromberg*                             Trustee                                   September 26, 2000

/s/ Jean C. Tempel
----------------------------------------------
Jean C. Tempel*                                     Trustee                                   September 26, 2000

/s/ Steven Zaleznick
----------------------------------------------
Steven Zaleznick*                                   Trustee                                   September 26, 2000

     *By: /s/John Millette
          -------------------------------------
          John Millette**                            Secretary

         **Attorney-in-fact pursuant to powers of attorney contained in and incorporated by reference to Post-Effective Amendment No.
         62 to the Registration Statement, filed
         on August 2, 1999; pursuant to power of
         attorney contained in Post-Effective
         Amendment No. 71, filed on May 1, 2000;
         pursuant to powers of attorney contained in Post-Effective Amendment No. 72, filed on August 1, 2000.

                                                               File No. 2-36238
                                                               File No. 811-2021



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 74

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 58

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                            SCUDDER SECURITIES TRUST

                            SCUDDER SECURITIES TRUST

                                  EXHIBIT INDEX


                                      d(10)
                                      d(11)
                                       (i)
                                       (j)